                                                                    EXHIBIT 10.2


                                   SUBLEASE

                                BY AND BETWEEN

                                  FADCO, LLC,
                    a California limited liability company

                                 "SUBLANDLORD"

                                      and

                       FOCAL COMMUNICATIONS CORPORATION
                                OF WASHINGTON,

                            a Delaware corporation


                                  "SUBTENANT"

                                   SUBLEASE

     THIS SUBLEASE ("Sublease") is entered into as of this ____ day of ________________, 1998 (the "Execution Date"), between FADCO, LLC, a California limited liability company ("Sublandlord") and FOCAL COMMUNICATIONS CORPORATION OF WASHINGTON, a Delaware corporation ("Subtenant").

                                   RECITALS
                                   --------

     A. Sublandlord is the tenant under a certain Lease Agreement dated June 15, 1976, (the "Original Lease") between L.C.F. Associates, a Washington limited partnership ("Prime Landlord"), and Pay `N Save Corporation, a Washington corporation ("Prime Tenant").

     B. The Original Lease has been modified by the Lease Amendment and Understanding dated April 20, 1981, the Lease Amendment dated January 29, 1982, and the Lease Amendment (Number 3) dated May, 1982. (collectively, the "Lease Amendments").

     C. The Original Lease and the Lease Amendments are collectively referred to herein as the "Prime Lease" and are attached hereto as Exhibit "A". The premises leased thereunder are referred to herein as the "Master Premises". Except as otherwise provided, defined terms shall have the same meaning as such terms under the Prime Lease.

     D. On or about October 27, 1989, Ernst Home Center, Inc., a Delaware corporation ("Ernst"), succeeded to all of the right, title and interest of the original Prime Tenant under the Prime Lease, pursuant to that certain Assignment of Lease dated October 27, 1989. By the Assumption and Assignment of Lease dated March 24, 1998 and recorded April 16, 1998 as document no. 9804160363 in the records of the County of King, State of Washington, all right, title and interest of Ernst under the Prime Lease was assigned to Sublandlord.

     E. Pursuant to the terms and conditions of this Sublease, Sublandlord desires to sublease to Subtenant and Subtenant wishes to sublease from Sublandlord approximately twenty thousand (20,000) square feet on the third floor of that approximately one hundred thousand (100,000) square foot building (the "Building") of which the Master Premises are a part (the "Demised Premises"). As used herein, "Adjacent Master Premises" shall mean the Master Premises excluding the Demised Premises. The Demised Premises and the Master Premises are more particularly depicted on Exhibit B (the "Site Plan") attached hereto.

     F. This Sublease selectively incorporates provisions of the Prime Lease. Where a particular provision of the Prime Lease is "incorporated and made a part hereof", or words of similar import, that Prime Lease provision as amended by any amendments thereto, becomes a part of this Sublease as though it were fully set forth in the body of this Sublease, but with the references therein to "Landlord" and "Tenant" referring instead to Sublandlord and Subtenant, respectively (unless otherwise stated), the references to the "leased premises" or "premises" referring to the Demised Premises and the references therein to "Lease" referring instead to this Sublease. Any terms or words in Prime Lease paragraphs which are incorporated into this Sublease shall have the same meaning as those terms and words in the Prime Lease and an interpretation of the meaning of such terms or words under the Prime Lease shall be binding upon Sublessor and Sublessee under this Sublease.

     NOW THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the parties do hereby for themselves and their successors and assigns, covenant and agree as follows:

1.   FUNDAMENTAL LEASE PROVISIONS.  The following Fundamental Lease Provisions
     ----------------------------
constitute an integral part of this Sublease, and each reference herein to the Fundamental Lease Provisions shall mean the provisions set forth in this Paragraph 1. In the event of any conflict between the Fundamental Lease Provisions and the remainder of this Sublease, the latter shall control.

     Address of Sublandlord:          FADCO, LLC
                                      3236 Stone Valley Road West, Suite 230
                                      Alamo, CA 94507
                                      Attn:  Donald F. Gaube
                                      Telephone:  (510) 838-0604
                                      Facsimile:  (510) 838-0851

     Copy to:                         Farallon Capital Management, L.L.C.
                                      One Maritime Plaza, Suite 1325
                                      San Francisco, CA 94111
                                      Attn:  Stephen L. Millham
                                      Telephone:  (415) 421-2132
                                      Facsimile:  (415) 421-2133

     Address of Subtenant:            Focal Communications Corporation
                                      200 North LaSalle Street
                                      Chicago, Illinois 60601
                                      Attn:  Michael Wavrek
                                      Telephone:  (312) 895-8319
                                      Facsimile:  (312) 895-8403

     Copy to:                         Focal Communications Corporation
                                      200 North LaSalle Street
                                      Chicago, Illinois 60601
                                      Attn:  Brian Addy
                                      Telephone:  (312) 895-8226
                                      Facsimile:  (312) 895-8403

     Address of Demised  Premises:    1511 6th Avenue, Floor 2
                                      Seattle, Washington 98101

     Demised Premises Floor Area:     Approximately 20,000 square feet

     Subtenant's Percentage Share:    16.425%

     Permitted Use of Demised
     Premises:                        For use as professional offices and for
                                      the installation, operation and
                                      maintenance of equipment and facilities in connection with Subtenant's telecommunications business, and for no other use whatsoever.

     Primary Term:                    Commencing on the Commencement Date and
                                      ending on the last day of the 120th full calendar month thereafter.

     Actual Commencement Date:        ___________________, 1998.

     Commencement Date:               Ninety (90) days following full execution
                                      of this Lease.

     Minimum Monthly Rent:            Lease Year            Minimum Monthly Rent
                                      ----------            --------------------

                                      1 - 3                 $36,666.67
                                      4 - 6                 $40,333.33
                                      7 - 9                 $44,366.67
                                      10                    $48,803.33

     Option to Extend:                One (1) five (5)-year period. (See
                                      Paragraph 3.2)

     Option Term Rent:                To be adjusted to Fair Market Value
                                      (See Paragraph 3.2)

     Security Deposit:                $48,803.00

     Subtenant's Minimum Liability
     Insurance:                       $2,000,000

     Definitions:                     Unless otherwise provided, those terms set
                                      forth in Paragraph 27, below.

2.   SUBLEASE.
     --------

     2.1   Demise.
           ------

           (a) In consideration of the rents to be paid and the covenants and agreements to be performed and observed by Subtenant, Sublandlord hereby subleases to Subtenant, and Subtenant hereby subleases and hires from Sublandlord, the Demised Premises.

           (b) The exterior walls, demising walls, the space above and beneath the Demised Premises and the roof are not demised under this Sublease, and, except as otherwise specified in this Sublease, the use thereof, together with the right to locate, both vertically and horizontally, install, maintain, use, repair and replace, pipes, utility lines, ducts, conduits, flues, refrigerant lines, drains, sprinkler mains and valves, access panels, cables, voice and data communications lines, electrical transmission and distribution facilities, wires and structural elements leading through the Demised Premises in locations which will not materially interfere with Subtenant's use thereof and serving other parts of the Building and other portions of the Master Premises, are hereby reserved to Sublandlord. Sublandlord shall have, and hereby reserves the right, to locate, both vertically and horizontally, install, maintain, use, repair and replace, pipes, utility lines, ducts, conduits, flues, refrigerant lines, drains, sprinkler mains and valves, access panels, wires and structural elements leading through the Demised Premises to and from the remainder of the Master Premises and/or the Common Areas in locations which will not materially interfere with Subtenant's use of the Demised Premises.

     Sublandlord and Subtenant agree that Subtenant's equipment to operate its business, including Subtenant's required communications, HVAC and electrical equipment, will necessitate the utilization of portions of the Building which may be exterior to the Demised Premises, including risers, shafts, chases, utility entrances, equipment rooms and distribution areas or conduits between the Demised Premises and other areas of the Building. Subtenant shall be permitted to utilize those areas available, and to construct necessary conduits following prior written approval of both Sublandlord and Prime Landlord as to the location of such equipment, the method of installation and the type of equipment to be utilized in connection with such additional spaces required for Subtenant's operation of its business in the Demised Premises.

           (c) Prior to the Commencement Date, Subtenant shall cause its architect to measure the Floor Area of the Demised Premises and certify to Sublandlord the correct dimensions. If Subtenant's measurements reveal a Floor Area which is different from twenty thousand (20,000) square feet, Sublandlord shall have the right to dispute Subtenant's measurement, in which event either
(a) Sublandlord and Subtenant shall mutually agree on the Floor Area of the Demised Premises, or (b) Sublandlord and Subtenant shall agree to have such spaces measured by an independent architect mutually acceptable to Sublandlord and Subtenant, at Sublandlord's expense, in which event Sublandlord and Subtenant agree to abide by such measurement. Upon the determination of the actual Floor Area of the Demised Premises the Minimum Monthly Rent, Subtenant's Percentage Share, and all charges payable by Subtenant hereunder which are based on the Floor Area of the Demised Premises shall be adjusted to reflect the actual Floor Area of the Demised Premises. If Subtenant does not cause its architect to measure the Demised Premises in accordance with this Paragraph 2.1(c), the parties shall be deemed to have accepted the size of the Demised Premises as twenty thousand (20,000) square feet of Floor Area. And Subtenant's Percentage Share as 16.425%.

     2.2   Prime Lease.
           -----------

           (a) Subtenant acknowledges that Subtenant's rights to the Demised Premises are subject to and subordinate to the Prime Lease and those various covenants, conditions and restrictions, easements and other matters of record affecting the Prime Lease, the Demised Premises and other parts of the Building (the "Permitted Exceptions"). Accordingly, if the Prime Lease terminates then this Sublease shall terminate (except as otherwise provided in any agreement between Prime Landlord and Subtenant) and Sublandlord shall have no liability therefor, unless such termination occurs because of a breach of Sublandlord's obligations under this Sublease. If the Prime Lease terminates because of any default by Sublandlord thereunder, Subtenant shall attorn to and recognize Prime Landlord as Sublandlord under this Sublease; provided that Prime Landlord has executed, no later than one (1) month after the Execution Date, a nondisturbance agreement in form and substance reasonably acceptable to Subtenant.

           (b) Except as expressly provided herein, if Subtenant desires to take any action, and the Prime Lease would require that Sublandlord obtain Prime Landlord's consent before undertaking any such action, Subtenant shall not undertake the same without Prime Landlord's prior written consent, provided that upon Subtenant's request, Sublandlord shall diligently and promptly use its reasonable efforts to obtain Prime Landlord's consent to any such action.

           (c) Sublandlord shall pay each installment of minimum rental, and any other sum when the same is due and payable under the terms of the Prime Lease and will duly observe and perform every term and condition of the Prime Lease to the extent that such term and condition is not provided in this Sublease to be observed or performed by Subtenant, except to the extent that any failure to so pay or to observe or perform shall have resulted, directly or indirectly, from any default by Subtenant hereunder (including, without limitation, the failure of Subtenant to pay any amount of the Minimum Monthly Rent or Additional Rent due hereunder). Sublandlord shall provide Subtenant with a copy of any notice given to Sublandlord by Prime Landlord under the Prime Lease, such notice to be delivered within two (2) business days after Sublandlord's receipt of such notice. Sublandlord will also give Subtenant a copy of any notice given by Sublandlord to Prime Landlord under the Prime Lease concurrently with the delivery of such notice to Prime Landlord.

           (d) At any time and from time to time, Subtenant may, but shall not be obligated to, make any payment or take any action necessary to cure a default by Sublandlord under the Prime Lease provided Subtenant has notified Sublandlord in writing that Subtenant elects to cure such default and within two (2) days after Sublandlord's receipt of such notice, with respect to a monetary default, and ten (10) days after Sublandlord's receipt of such notice, with respect to all other defaults, and Sublandlord has failed to cure such default nor provided evidence reasonably acceptable to Subtenant that such default will be cured before the expiration of the applicable cure period. In the event Subtenant elects to cure such default as permitted herein, the amount of any such payment or the cost of any such action which is paid or incurred by Subtenant in good faith, including reasonable attorney's fees, shall be treated as a sum of money advanced by Subtenant to Sublandlord and shall be repayable by Sublandlord to Subtenant on demand provided Subtenant has delivered to Sublandlord with such demand a written accounting setting forth the itemized amounts expended by Subtenant accompanied by copies of actual supporting invoices documenting the cost, fees and expenses incurred.

           (e) Subtenant acknowledges that (i) except as expressly provided in this Sublease, Sublandlord (x) does not assume and shall not have any of the obligations or liabilities of Prime Landlord under the Prime Lease and (y) is not making the representations or warranties, if any, made by Prime Landlord in the Prime Lease and (ii) Sublandlord's ability to satisfy certain of its duties and obligations under this Sublease are conditioned upon the full and timely performance of Prime Landlord's obligations under the Prime Lease and Sublandlord is unwilling to accept any liability whatsoever to Subtenant or any diminution in its rights under this Sublease as a consequence of Prime Landlord's failure to perform under the Prime Lease except to the extent Sublandlord's failure inhibits or prohibits the performance of Subtenant's obligations or rights hereunder. Notwithstanding the foregoing, if Prime Landlord defaults in the performance or observance of any of Prime Landlord's obligations under the Prime Lease, Sublandlord shall, at Sublandlord's election, (1) make demand of Prime Landlord to obtain performance of Prime Landlord's obligations (which performance shall be at Sublandlord's reasonable cost and expense), and if requested in writing by Subtenant, commence and prosecute legal proceedings (also at Sublandlord's cost and expense) in the name of Sublandlord or otherwise against Prime Landlord with counsel reasonably satisfactory to Subtenant and/or
(2) assign to Subtenant all of Sublandlord's rights and benefits under the Prime Lease which are assignable under the Prime Lease or otherwise to enforce, at Subtenant's reasonable cost and expense (subject however to reimbursement if Sublandlord is entitled to and obtains reimbursement therefor from Prime Landlord under the terms of the Prime Lease), the obligations of Prime Landlord under the Prime Lease to the extent necessary to cause Prime Landlord to cure such default. Notwithstanding clause (2) of the immediately preceding sentence, Subtenant shall not have the right to terminate the Prime Lease, unless Sublandlord first consents to such termination in writing. Sublandlord and Subtenant agree to discuss such enforcement proceedings with one another, in good faith, but such proceeding shall be approved by Sublandlord, which approval shall not be unreasonably withheld, conditioned or delayed. Any amount of recovery obtained by Subtenant, if Subtenant enforces Sublandlord's rights under clause (2) of the first sentence of this subparagraph (e), shall be the property of Subtenant to the extent that such recovery pertains to the Demised Premises.

           (f) Sublandlord shall not modify the Prime Lease or consent to the modification or creation of any Permitted Exception in any respect which adversely affects Subtenant, this Sublease or the Demised Premises, or surrender the Prime Lease, without the prior written consent of Subtenant, which consent may be granted or withheld in Subtenant's reasonable discretion, and any such modification or surrender made without such consent shall be null and void and shall have no effect on the rights of Subtenant under this Sublease. Sublandlord agrees that if pursuant to the terms of the Prime Lease or otherwise, Sublandlord shall have the right to cancel or terminate the Prime Lease, then Sublandlord shall only exercise such rights in accordance with, and only in accordance with, the written direction of Subtenant. Further, upon receipt of written request from Subtenant, upon a default by Prime Landlord under the Prime Lease, Sublandlord shall terminate the Prime Lease to the extent Sublandlord has the right to do so thereunder.

           (g) Subtenant hereby assumes and agrees to perform for the benefit of Sublandlord and Prime Landlord, each and every present and future obligation and duty of Sublandlord under the Prime Lease as and to the extent set forth under this Sublease, and the Permitted Exceptions, as amended with respect to the Demised Premises, except as follows: (a) Sublandlord, not Subtenant, shall be responsible for paying minimum rental due under the Prime Lease to Prime Landlord; and (b) to the extent said obligations or duties arise or relate to a period (i) after the Term and not in connection with acts or omissions during the Term; or (ii) before the Execution Date. Subtenant shall not do, suffer or permit anything to be done which could result in a default under the Prime Lease or permit the Prime Lease to be canceled or terminated. Subtenant shall indemnify, defend and hold harmless Sublandlord from and against all Claims imposed upon or incurred by or assessed against Sublandlord by reason of any violation or breach of this Sublease by Subtenant or any of its Authorized Representatives which has resulted, directly or indirectly, in a breach of the Prime Lease. Sublandlord shall indemnify, defend and hold harmless Subtenant from and against all Claims imposed upon or incurred by or assessed against Subtenant by reason of any violation or breach of this Sublease by Sublandlord or any of its Authorized Representatives which has resulted, directly or indirectly, in a breach of the Prime Lease.

     2.3   Sublandlord's Representations and Warranties.  As of the Execution
           --------------------------------------------
Date, Sublandlord represents and warrants to Subtenant as follows:

           (a) Attached hereto as Exhibit A is a true, correct and complete copy of the Prime Lease; the Prime Lease is in full force and effect and neither Prime Landlord nor Sublandlord, to Sublandlord's actual knowledge, is in default of any of their respective obligations under the Prime Lease.

           (b) Sublandlord has no actual knowledge of any pending or threatened condemnation or eminent domain proceedings with respect to the Master Premises. Sublandlord has no actual knowledge that the Master Premises are in violation of Law, including any Laws relating to Hazardous Substances in, on or about the Master Premises.

           (c) To Sublandlord's actual knowledge, there is no Hazardous Substance in, on or about the Master Premises, nor, to the best of Sublandlord's actual knowledge is there any material defect in the systems serving the Building.

           (d) Subject to the receipt of Prime Landlord's consent (i) the execution and performance of this Sublease by Sublandlord will not violate or cause a default under any agreement, instrument, or other transaction to which Sublandlord is a party or by which Sublandlord and/or the Master Premises are bound and (ii) Sublandlord has full right and power to execute and perform this Sublease and to grant the estate demised herein.

           (e) To Sublandlord's actual knowledge, attached hereto as Exhibit C is a true and complete list of all Permitted Exceptions.

3.   TERM; CONDITIONS.
     ----------------

     3.1   Period.  The primary term of this Sublease (the "Primary Term") shall
           ------
be for the period specified in the Fundamental Lease Provisions, unless sooner terminated pursuant to other provisions as set forth hereinafter.

     3.2   Extension Options.  Sublandlord hereby grants to Subtenant one (1)
           -----------------
option to extend the Primary Term for a period of five (5) years, commencing on the expiration of the Primary Term subject to all of the provisions of this Sublease except as to Minimum Rent, which shall be as set forth hereinafter. Subtenant may exercise its option to so extend the Term only by delivering written notice to Sublandlord of Subtenant's election to so extend the Term, no later than twelve (12) months nor earlier than fifteen (15) months prior to the expiration of the Primary Term. Sublandlord is, as of the date of this Sublease, negotiating with Prime Landlord for one (1) additional five-year extension of the Term and Sublandlord shall diligently use its good faith efforts to secure such additional extension from Prime Landlord. In the event Prime Landlord agrees to grant Sublandlord such additional option period, Sublandlord will so notify Subtenant promptly and Subtenant may further extend the Term for one (1) additional five (5)-year period by giving written notice of its election to Sublandlord no less than twelve (12) months nor more than fifteen (15) months prior to the expiration of the first option period described above. Notwithstanding anything to the contrary herein, Subtenant's exercise of an option shall be null and void if, at the time of the exercise of such option or the commencement of such option term, Subtenant is in default under this Sublease after notice and the lapse of any cure period. Further, Subtenant's right to exercise the second option shall be conditioned upon Subtenant's exercise of the first option referenced hereinabove. All references in this Sublease to "Term" shall mean the Primary Term and, upon the exercise of any option pursuant to this Paragraph 3.2, the Primary Term as extended by any such option.

     The Minimum Monthly Rent for the option periods shall be the "fair market rental rate" of the Demised Premises as of the commencement date of the option periods, respectively. "Fair Market Rental Rate" shall mean the annual minimum rental rate that Sublandlord should reasonably be able to obtain for the Demised Premises effective on the commencement date of the respective option periods. Fair market rental rate shall be based upon the prevailing rental rate for office space comparable to the Demised Premises in the downtown Seattle, Washington area in terms of size, location, condition and other relevant factors, and taking into account the term of the option period, the Permitted Use and the other provisions of the Prime Lease and the Sublease.

     Sublandlord shall provide notice to Subtenant of its determination of the fair market rental rate within thirty (30) days after Subtenant exercises its right to extend the Term. Within ten (10) days after receiving such determination ("Subtenant's Review Period"), Subtenant shall irrevocably elect, in writing, to do one of the following: (i) accept Sublandlord's determination, or (ii) object to Sublandlord's determination and with such objection set forth Subtenant's determination of the fair market rental rate. If Subtenant so objects, Sublandlord and Subtenant shall use good faith to agree upon such fair market rental rate. If Sublandlord and Subtenant fail to reach agreement within fifteen (15) days following Subtenant's Review Period, then the matter shall be submitted to arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (or its successor or, if none, a like organization) then in effect. Such determination shall be final and binding upon the parties. If Subtenant fails to so accept or object in writing within Subtenant's Review Period, Subtenant shall conclusively be deemed to have approved of the Fair market rental rate determined by Sublandlord.

     If Subtenant objects to Sublandlord's determination of the fair market rental rate in accordance with the above, during any period of the Extension Period that the fair market rental rate is being determined as per the above, Subtenant shall pay Minimum Monthly Rent equal to 125% of the Minimum Monthly Rent at the highest rate during the immediately preceding Term and, after the fair market rental rate is determined, if Subtenant has underpaid Minimum Monthly Rent for said period, Subtenant shall pay Sublandlord the amount due within thirty (30) days after demand, and if Subtenant has overpaid Minimum Monthly Rent, a credit shall be given Subtenant against the rent next coming due under this Sublease.

     3.3   Conditions Precedent to Obligations. The obligations of the parties
           -----------------------------------
under this Sublease are expressly conditioned upon the fulfillment of each and all of the conditions precedent set forth in this Paragraph 3.3 within the periods expressly provided herein. If any condition remains unsatisfied following the expiration of the applicable period, then the party for whose benefit such condition is imposed shall have the right to terminate this Sublease by written notice to the other party, delivered to such other party within five (5) days after the expiration of the applicable period, provided the condition giving rise to such termination has not failed to occur because of a breach of this Sublease by the terminating party:

           (a) For Subtenant's benefit, Subtenant's receipt from First American Title Insurance Company of a commitment to issue a Leasehold Owner's Policy of Title Insurance (which policy shall be paid for by Sublandlord) insuring Subtenant's interest in the Demised Premises, subject only to the Permitted Exceptions listed on Exhibit C, of which Subtenant acknowledges receipt as of the date of this Sublease; and

           (b)   For the benefit of both Sublandlord and Subtenant:

     (1) Prime Landlord consents to this Sublease by way of a Non-Disturbance, Estoppel and Attornment Agreement in the form attached hereto as Exhibit D within thirty (30) days following full execution of this Sublease;

     (2) Sublandlord's and Prime Landlord's approval of all of Subtenant's plans and specifications for all of Subtenant's Work in the Demised Premises and in the Building, within ten (10) business days following submission of same to Sublandlord, but in no event shall such plans be submitted to Sublandlord any later than forty-five (45) days following full execution of this Sublease. Such approval(s) shall not be unreasonably withheld or delayed; and

     (3) Approval of Subtenant's use of the Demised Premises, if required by applicable municipal code, and of all Subtenant's Work in the Demised Premises and in the Building by all applicable municipal authorities.

     3.4   Commencement of Term. In the event that Sublandlord has not delivered
           --------------------
the Demised Premises to Subtenant on or prior to November 1, 1998, either Sublandlord or Subtenant may terminate this Sublease upon fifteen (15) days' prior written notice to the other, in which event this Sublease shall be null and void and of no further force or effect. Notwithstanding the foregoing, if Sublandlord thereafter delivers the Demised Premises during the aforesaid fifteen-day period, Subtenant's notice of its election to terminate this Sublease shall be null and void, and this Sublease shall remain in effect. Postponement of Subtenant's rental obligation before delivery of possession of the Demised Premises shall be Subtenant's exclusive remedy and in sole satisfaction of all claims Subtenant might otherwise have by reason of Sublandlord's failure to deliver the Demised Premises by the Scheduled Commencement Date. Once the Commencement Date is determined, Sublandlord shall confirm such Commencement Date by written notice to Subtenant, and Sublandlord is hereby authorized by Subtenant to insert in the Fundamental Lease Provision the Actual Commencement Date.

     3.5   Early Access.  Subtenant shall have the right to enter the Demised
           ------------
Premises prior to the Commencement Date following full execution of this Sublease, for the purpose of (i) testing the equipment in the Building;
(ii) commencing Subtenant's Work in the Demised Premises and in other areas of the Building and (iii) to test Subtenant's equipment and systems installed in the Building and the Demised Premises. Notwithstanding the foregoing, Subtenant shall not commence any of Subtenant's Work in the Demised Premises until after obtaining the consent of Sublandlord and Prime Landlord of plans and specifications for same. Subtenant shall abide by all terms of this Sublease during its early entry, other than those terms relating to the payment of any rental amounts. Subtenant shall indemnify and save Sublandlord harmless from and against all loss and damage, including damage to person, persons or property, to the extent same arises from any act or negligence of Subtenant's employees, contractor or any of its subcontractors, or the agents or employees of any of same while they are engaged in the performance of any work within the

Demised Premises, or while in or about the Building, arising from any liens or claims for services rendered or labor or materials furnished in or for the performance of Subtenant's Work or arising from any accident or injury. Prior to the initial entry into the Building or the Demised Premises by Subtenant and the performance of any work therein, Subtenant shall furnish Sublandlord, at Subtenant's sole cost, a certificate of insurance from Subtenant and Subtenant's contractors and subcontractors, naming Sublandlord as an additional insured, in the coverage and amounts reasonably required by Sublandlord. Subtenant acknowledges and agrees that none of the above-described work or early entry shall interfere with or delay in any manner any work to be performed by Sublandlord under this Sublease. Further, Subtenant shall not be charged by Sublandlord for the use of any freight elevators, access to the Building's loading docks, utility usage or the use of any other Building facilities or services during the initial planning and subsequent construction of Subtenant's Work, nor its move-in process to the Demised Premises.

4.   RENT.
     ----

     4.1   Minimum Monthly Rent.  Subtenant shall pay to Sublandlord as minimum
           --------------------
monthly rent during the Term, without deduction, setoff, prior notice or demand, except and to the extent set forth otherwise herein, the sum specified in the Fundamental Lease Provisions, in advance, on the first day of each month commencing on the Commencement Date ("Minimum Monthly Rent"). Minimum Monthly Rent for the first month shall be paid on the Commencement Date even if such date is not the first day of a month. Minimum Monthly Rent for any partial month shall be prorated at the rate of 1/30th of the Minimum Monthly Rent per day. All rent shall be paid to Sublandlord at the address to which notices to Sublandlord are given.

     4.2   Triple Net.  Except as otherwise provided, Subtenant acknowledges
           ----------
that the Minimum Monthly Rent payable to Sublandlord shall be absolutely net of any and all expenses of the Demised Premises (as modified by the provisions of Articles 7.3 and 8.2) and that Subtenant shall be obligated, at all times from and after the Execution Date, to pay Subtenant's Percentage Share of any and all expenses of the Demised Premises required to be paid by Sublandlord under the Prime Lease (including, without limitation, all taxes, utilities, insurance, and operating expenses [as such items are described in the Prime Lease and to the extent described in this Sublease, including, but not limited to, Paragraphs 7 and 8]), and that Sublandlord shall have no obligation to perform or pay any obligation of Prime Landlord or any third party under the Prime Lease or otherwise with respect to the Demised Premises, except and to the extent set forth otherwise in this Sublease; provided, however, Sublandlord shall perform and pay all of the obligations under the Prime Lease as they relate to the Adjacent Master Premises.

5.   CONDITION OF PREMISES; CONSTRUCTION; OPENING.
     --------------------------------------------

     5.1   Acceptance By Subtenant.  Except for Sublandlord's Work and
           -----------------------
Sublandlord's breach of any representations or covenants herein (including, but not limited to, those set forth in Paragraph 2.3), Subtenant shall accept possession of the Demised Premises in an "as is" condition with "all faults" as to all matters, including the following: title; physical condition; size or dimensions of the Demised Premises; feasibility, desirability or convertibility of the Demised Premises into any particular use; floor load capacity of the Demised Premises for Subtenant's intended use of the Demised Premises and installation of its fixtures and equipment; and the zoning, building and land use restrictions applicable to the Demised Premises. Notwithstanding the foregoing to the contrary (i) the Demised Premises shall be delivered to Subtenant in broom clean condition, free of all non-structural, non-core interior walls; (iii) Sublandlord shall affix Subtenant's corporate identification to the suite entry to the Demised Premises, using materials and method of affixation as is standard for the Building; and (iii) Sublandlord shall upgrade the existing office lobby area in the Building to that which would be found in a Class "A" office building, as such standard is established in the Seattle, Washington area and (iv) shall remove any demising walls in the Demised Premises, all of such conditions to be satisfied by Sublandlord at its cost and expense, on or prior to the date of substantial completion of Subtenant's Work in the Demised Premises. Sublandlord shall pay for the removal by Subtenant of any asbestos located in the Demised Premises and in any risers or shafts in the Building to the extent necessary to install Subtenant's conduits, as a part of Subtenant's initial work, as such abatement may be required to comply with applicable Law, and/or as Sublandlord may deem reasonably necessary, such removal by Subtenant to be in full compliance with applicable Laws. Sublandlord represents that access to the Common Areas of the Building is in compliance with applicable building code requirements and with the specifications required by the Americans with Disabilities Act (the "ADA"). Any alterations or modifications to comply with the ADA or any other applicable building code requirement necessary in order for Subtenant to use the Demised Premises for its permitted use shall be completed by Subtenant at its sole cost and expense. In addition, Sublandlord shall provide Subtenant access to the Building prior to the Commencement Date to assess the existing floor load capacity of the Demised Premises. Subtenant and its structural engineer shall be accompanied by Sublandlord or one of its Authorized Representatives at all times during such inspections prior to the date of full execution of this Sublease, and Subtenant agrees to indemnify Sublandlord for any and all damage or injury caused by such early entrance by Subtenant, and any of its agents, employees or contractors. Subtenant acknowledges and agrees that Subtenant has conducted its own due diligence regarding the Demised Premises and that there have been no representations, warranties or promises to Subtenant by Sublandlord, or its Authorized Representatives, with respect to the same, except as expressly contained in this Sublease.

     5.2   Subtenant's Work.  Subtenant shall, following Sublandlord's delivery
           ----------------
of the Demised Premises to it, and approval of Subtenant's plans and specifications as required by the provisions of this Sublease, commence and diligently prosecute to completion Subtenant's Work in accordance with Exhibit F attached hereto and made a part hereof; provided that Subtenant shall have the right to alter Subtenant's Work as required pursuant to local Laws or because of specific Building conditions. Subtenant shall be responsible for applying for and obtaining all permits and government approvals that may be needed to permit Subtenant to construct Subtenant's Work and to occupy and use the Demised Premises for the Permitted Use. Subtenant's Work, including the work described in Paragraphs 24 through 28 of this Sublease, shall be performed and constructed at Subtenant's sole cost and expense. Subtenant shall have the right to fortify the load bearing capacity of the floors of the Demised Premises upon prior written approval of its plans and specifications for same by Sublandlord and Prime Landlord.

     5.3   Construction Allowance:  Sublandlord shall furnish Subtenant a
           ----------------------
construction allowance for Subtenant's improvement work at the Demised Premises of Two Hundred Thousand Dollars ($200,000) (the "Allowance") provided that in no event shall the Allowance exceed the actual cost of the improvement work by Subtenant at the Demised Premises. Sublandlord shall pay the Allowance to Subtenant within sixty (60) days after all of the following conditions are met:

           (i) Subtenant has substantially completed all of the work in accordance with the approved plans and specifications and in accordance with all other applicable provisions of this Sublease;

           (ii) Subtenant has obtained building permits for all of the work with executed sign offs and has furnished copies thereof to Sublandlord;

           (iii) Subtenant has obtained a certificate of occupancy with respect to the Demised Premises as required, if at all, by applicable Law;

           (iv) Subtenant has furnished Sublandlord (a) an affidavit from Subtenant listing all contractors and suppliers whom Subtenant has contracted with in connection with the work, together with the cost of each contract, and
(b) an affidavit from Subtenant's general contractor listing all subcontractors and suppliers whom the general contractor has contracted with in connection with the work, together with the cost of each contract;

           (v) Subtenant has fully paid for all of the work and has furnished to Sublandlord a certificate from an officer of Subtenant stating that all the work has been paid for and setting forth the total cost of the work;

           (vi) Subtenant has furnished Sublandlord valid unconditional mechanic's lien releases from the general contractor and all other contractors and suppliers who performed work or furnished supplies for or in connection with Subtenant's work at the Demised Premises (including all parties listed in the affidavits referenced in (iv) above) and such other evidence as Sublandlord may reasonably request to evidence that no liens can arise from the work; and

           (vii) Subtenant is not in default under this Sublease beyond any applicable notice and cure periods.

     All documentation to be furnished by Subtenant to Sublandlord herein shall be sent to Sublandlord at the address set forth in the Fundamental Lease Provisions of this Sublease, or such other address of which Sublandlord shall notify Subtenant.

     Subtenant shall in any event also complete promptly and with due diligence all punchlist items required to be completed by Sublandlord.

     If the Term should end prior to the scheduled expiration date by reason of Subtenant's default under this Sublease, Subtenant shall pay Sublandlord, within sixty (60) days after the effective date of the early termination, the unamortized portion of the Allowance, using a straight line amortization over the Term.

6.   USE OF PREMISES.
     ---------------

     6.1   Use.  Subtenant may use the Demised Premises solely for the use
           ---
specified in the Fundamental Lease Provisions and for no other use without Sublandlord's prior consent, which consent shall not be unreasonably withheld but shall be subject to obtaining the prior consent from Prime Landlord. In connection with such use, Subtenant shall have the right to enter into contracts with other occupants of the Building to provide telecommunications services ("Colocation(s)"). Such right shall in no way be deemed an exclusive right to provide such services. Subtenant shall provide Sublandlord with all information about Colocations as Sublandlord, in its sole discretion, shall request. As set forth in more detail in Paragraph 13 of this Sublease, no Colocation shall be deemed an assignment of this Sublease, or a sublease of the Demised Premises.

     6.2   Limitations on Use.  Subtenant may use the Demised Premises for the
           ------------------
purpose permitted by Paragraph 6.1 strictly in accordance with the following:

           (a)   Cancellation of Insurance; Increase in Insurance Rates.
                 ------------------------------------------------------
Subtenant shall not intentionally do, bring, or keep anything in or about the Demised Premises that will cause a cancellation of any insurance covering the Demised Premises.

           (b)   Compliance with Laws.  Subtenant shall comply with all Laws
                 --------------------
concerning the Demised Premises or Subtenant's use of the Demised Premises, including, without limitation, the obligation, at Subtenant's cost, to alter, maintain, or restore the Demised Premises and all structural elements thereof (to the extent the Prime Tenant under the Prime Lease is obligated to alter, maintain or restore such structural elements under the Prime Lease) in compliance with all Laws relating to the condition, use, or occupancy of the Demised Premises during the Term.

           (c)   Waste; Nuisance.  Subtenant shall not use or permit the Demised
                 ---------------
Premises to be used in any manner that will constitute waste, nuisance, or unreasonable annoyance to other tenants in the Building. No machinery, apparatus, or other appliance shall be used or operated in or on the Demised Premises that will in any manner injure, vibrate, shake, or otherwise damage the Demised Premises and/or the Building.

     6.3   Hazardous Substances.
           --------------------

           (a)   Reportable Uses Require Consent.  Subtenant shall not engage in
                 -------------------------------
any activity in, on or about the Demised Premises which constitutes a Reportable Use of Hazardous Substance without the express prior written consent of Sublandlord and compliance in a timely manner (at Subtenant's sole cost and expense) with all applicable Laws. Notwithstanding the foregoing, Subtenant may, without Sublandlord's prior consent, but in compliance with all applicable Laws, use any ordinary and customary materials reasonably required to be used by Subtenant in the normal course of Subtenant's business permitted in the Building, including gel cell batteries and diesel fuel necessary for the operation of Subtenant's generator to be installed by Subtenant in accordance with the applicable provisions of this Sublease, so long as such use is not a Reportable Use and does not expose the Demised Premises, the Building or the neighboring properties to any meaningful risk of contamination or damage or expose Sublandlord to any liability therefor. In addition, Sublandlord may (but without any obligation to do so) condition its consent to the use or presence of any Hazardous Substance, activity or storage tank by Subtenant upon Subtenant's giving Sublandlord such additional assurances as Sublandlord, in its reasonable discretion, deems necessary to protect itself, the public, the Demised Premises, the Building and the environment against damage, contamination or injury and/or liability therefrom or therefor.

           (b)   Duty to Inform Landlord.  If Subtenant knows, or has reasonable
                 -----------------------
cause to believe, that a Hazardous Substance, or a condition involving or resulting from same, has come to be located in, on, under or about the Demised Premises, other than as previously consented to by Sublandlord, Subtenant shall immediately give written notice of such fact to Sublandlord, Subtenant shall also immediately give Sublandlord a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action or proceeding given to, or received from, any governmental authority or private party, or persons entering or occupying the Demised Premises, concerning the presence, spill, release, discharge of, or exposure to, any Hazardous Substance or contamination in, on, or about the Demised Premises, including but not limited to all such documents as may be involved in any Reportable Uses involving the Demised Premises.

           (c)   Indemnification.  Subtenant shall indemnify, protect, defend
                 ---------------
and hold Sublandlord, its Authorized Representatives, lenders and ground lessor, if any, and the Demised Premises, and the Building, harmless from and against any and all loss of rents, Claims and penalties arising out of or involving any Hazardous Substance or storage tank brought onto the Demised Premises, or the Building by or for Subtenant or under Subtenant's control. Subtenant's obligations under this Paragraph 6.3 shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Subtenant, and the reasonable cost of investigation (including reasonable fees and costs of consultants, attorneys and reasonable costs incurred for testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Sublease. No termination, cancellation or release agreement entered into by Sublandlord and Subtenant shall release Subtenant from its obligations under this Sublease with respect to Hazardous Substances or storage tanks brought onto the Demised Premises by Subtenant, unless specifically so agreed by Sublandlord in writing at the time of such agreement.

           (d) Sublessor warrants and represents, to the best of its knowledge, that (i) no portion of the Demised Premises or the Building or the underlying real property (including the landscape and parking areas) (collectively, the "Property") contain any Hazardous Substance at levels which violate applicable Federal or State regulations; (ii) the soil and ground water on or under the Property are, as of the date of this Sublease, free of Hazardous Substances which exceed permissible levels under applicable Federal and State regulations; (iii) there is no pending or threatened litigation nor any settlement negotiations relating to the Property in connection with Hazardous Substances; (iv) Sublandlord has received no written notice or alleged violation of any applicable Federal or State regulation relating to Hazardous Substances which could affect the Property.


7.   COMMON AREAS.
     ------------

     7.1   Description of Common Areas.  The term "Common Areas" means all areas
           ---------------------------
and facilities that are provided and designated under the Prime Lease for the general use and convenience of Sublandlord, as the Prime Tenant, and other tenants of the Building.

     7.2   Subtenant's Right to Use.  Subject to Paragraph 7.3 below, and the
           ------------------------
terms of the Prime Lease, Sublandlord grants to Subtenant and its Authorized Representatives those nonexclusive rights which are granted to Sublandlord under the Prime Lease to use the Common Areas during the Term. In connection therewith, Article 1 of the Prime Lease is incorporated herein and made a part hereof. Sublandlord reserves to itself the right to use the Common Areas, together with others who are entitled to use the Common Areas, subject to the provisions of this Sublease. Subtenant shall keep the Common Areas free and clear of any obstructions created or permitted by Subtenant or resulting from Subtenant's operations.

     7.3  Maintenance and Management of Common Areas. Subtenant acknowledges
          ------------------------------------------
that pursuant to Article 22 and other articles of the Prime Lease and this Sublease, Prime Landlord and Sublandlord have various duties and obligations to operate, maintain, repair, insure and replace the Common Areas. Subtenant shall pay to Sublandlord Subtenant's Percentage Share of all costs and expenses incurred by or payable to Prime Landlord under the Prime Lease to operate, maintain, repair, insure and replace the Common Areas which exceed Subtenant's Percentage Share of such expenses for the calendar year 1998 (the "Base Year"), to the extent that such costs are required to be paid by Sublandlord as Prime Tenant under the Prime Lease, as well as Subtenant's prorata share of all costs and expenses incurred by Sublandlord in fulfilling its maintenance obligations in connection with the Common Areas. In no event shall the provisions of this Paragraph 7.3 result in a reduction of Minimum Monthly Rent. Such costs shall be paid by Subtenant to Sublandlord as and when such costs are required to be paid by Sublandlord to Prime Landlord under the Prime Lease but in no event any earlier than thirty (30) days following Subtenant's receipt of Sublandlord's invoice therefor.

     7.4  Audit Rights.  To the extent that Sublandlord has such rights under
          ------------
the Prime Lease, on reasonable advance notice and provided Subtenant is not in then in default beyond any applicable cure period, Sublandlord shall make available for a reasonable period of time to Subtenant, during the ninety (90) days following Subtenant's receipt from Sublandlord of the final statement of the Building operating expenses for a calendar year, Sublandlord's books and records maintained with respect to the operating expenses for the applicable calendar year. Such audit shall be conducted only during regular business hours at the office where Sublandlord maintains expense records, and shall be conducted by an independent accounting firm. Subtenant shall use the information contained in Sublandlord's books and records solely for the purpose of determining the accuracy of the final statement of the operating expenses in question and shall keep such information and the fact that Subtenant is examining Sublandlord's books and records confidential and shall not disclose any of such information in any manner whatsoever. If Subtenant wishes to contest any item within any such final operating expense statement, Subtenant shall do so in a written notice received by Sublandlord within sixty (60) days following the commencement of Subtenant's actual access to Sublandlord's books and records as aforesaid, which notice shall specify in detail the item or items being contested and specific grounds therefor. However, the giving of notice shall not relieve Subtenant from the obligation to pay any deficiency in such statement in accordance with this Sublease, provided, however, that the payment of such amount itself shall not constitute an acceptance by Subtenant of the accuracy of such statement until a final determination as herein provided, or until Subtenant fails to timely give any notice to Sublandlord of the contest of any item of the operating expenses as herein provided. If Subtenant timely gives such a notice to contest to Sublandlord, any dispute with respect to any item or items in such statement, including any calculations therein, shall be submitted to binding arbitration, in accordance with the standards and rules established by the American Arbitration Association, whose decision shall be binding on the parties. Only in the event that Subtenant retains a non-contingent fee based auditor and such review by an arbitration panel discloses an error on the part of Sublandlord of five percent (5%) or more of total operating expenses shall Sublandlord pay the fees of the arbitrators with respect to any such dispute, otherwise, the fees shall be paid by Subtenant. Notwithstanding anything else to the contrary, if Subtenant fails to timely pay any deficiency in such statement in accordance with the Sublease, whether or not contested, or if Subtenant fails to timely give notice to audit or contest as herein provided, Subtenant shall have no further right to contest any item or items in such statement and Subtenant shall be deemed to have accepted such statement.

8.  TAXES.
    -----

     8.1  "Real Property Taxes" Defined.  The term "Real Property Taxes" shall
          -----------------------------
mean all of those taxes, levies, assessments, charges or other similar costs required to be paid by Sublandlord as the Prime Tenant under Article 4 of the Prime Lease.

     8.2  Payment of Real Property Taxes.  Subtenant shall pay to Sublandlord
          ------------------------------
Subtenant's Percentage Share of all Real Property Taxes which exceed Subtenant's Percentage Share of Real Property Taxes payable during the Base Year, as and when such taxes are required to be paid by Sublandlord to Prime Landlord under the Prime Lease.

     8.3  Personal Property Taxes.  Subtenant shall pay before delinquency all
          -----------------------
taxes, assessments, license fees, and other charges (collectively, "Taxes") that are levied or assessed against Subtenant during the Term, including, but not limited to, Taxes levied or assessed against Subtenant's leasehold interest or Subtenant's Personal Property, Alterations, Subtenant's Work, or Subtenant's Trade Fixtures installed or located in or on the Demised Premises. On demand by Sublandlord, Subtenant shall furnish Sublandlord with satisfactory evidence of these payments.

9.   UTILITIES.
     ---------

     Subtenant shall make all arrangements for and pay for all utilities and services furnished to or used by it, including, without limitation, gas, electricity, water, telephone service, and trash collection, and for all connection charges. The Demised Premises will be separately metered by Sublandlord on or prior to the Commencement Date. If any such charges are not paid when due, Sublandlord may, after notice to Subtenant, pay the same, and any amount so paid by Sublandlord shall thereupon become due to Sublandlord from Subtenant as additional rent together with interest thereon. Sublandlord shall not be liable in damages or otherwise for any failure or interruption of any utility service being furnished to the Demised Premises and no such failure or interruption shall entitle Subtenant to an abatement of rent or to terminate this Sublease.

     Subtenant shall also have access to four (4) 4" conduits in the riser space of the Building from the point of entry to the Building for telephone lines to the Demised Premises. Subtenant shall obtain Sublandlord's prior approval, which shall not be unreasonably withheld or delayed, for all work relating to such connections in accordance with the terms of this Sublease. Sublandlord shall use reasonable efforts, so long as same is at no expense to Sublandlord, to cooperate with Subtenant in locating points of entry to the Building so as to provide redundancy of access for telecommunication services and providers to the Building.

10.  MAINTENANCE AND REPAIR; ALTERATIONS.
     ------------------------------------

     10.1  Sublandlord's Obligations.  Subtenant hereby acknowledges that Prime
           -------------------------
Landlord has various duties and obligations to maintain and repair parts of the Demised Premises pursuant to Article 4 of the Prime Lease, and the common areas of the Building pursuant to Article 22 of the Prime Lease and that Sublandlord has no such duties or obligations, except to the extent that Sublandlord fails to comply with Sublandlord's duties or obligations under Paragraph 2.2 of this Sublease to attempt to cause Prime Landlord to perform such obligations.

     10.2  Subtenant's Maintenance.  The second sentence of Article 7 of the
           ------------------------
Prime Lease is incorporated herein and made a part of this Sublease.

     10.3  Construction of Alterations.  Except as provided in Paragraph 5.2
           ---------------------------
above, Subtenant shall not make any Alterations within the Demised Premises (other than any alterations necessary to fortify the floor of the Demised Premises and except as may be expressly set forth otherwise in this Sublease, or in the Prime Lease) without Sublandlord's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed whenever Sublandlord's consent is required. Notwithstanding the foregoing, Subtenant shall have the right (a) to place or install in the Demised Premises such fixtures and equipment as Subtenant shall deem desirable for the conduct of business therein and to select the paint color it desires for the interior of the Demised Premises; (b) if Prime Landlord so consents (Prime Landlord's consent to be obtained through Sublandlord, if Prime Landlord's consent is required as set forth hereinabove), to make such further Alterations as Subtenant reasonably deems necessary to operate the Demised Premises and (c) to utilize Subtenant's contractors, so long as same have been approved by Sublandlord in writing prior to the commencement of such alterations. Any such Alterations shall be performed in accordance with the terms and conditions of
the Construction Provisions attached hereto as Exhibit G.   Any Alterations made
shall remain on and be surrendered with the Demised Premises on expiration or termination of the Term, unless stated otherwise herein. Sublandlord may elect, by delivery of written notice, to require Subtenant to remove any Alterations that Subtenant has made to the Demised Premises. If Sublandlord so elects, Subtenant at its cost shall remove such Alterations and restore the Demised Premises to the condition designated by Sublandlord in its election, before the last day of the Term. Sublandlord hereby acknowledges and agrees that Subtenant will remove its Trade Fixtures at the end of the Term of this Sublease (as same may be extended, renewed or modified) and Subtenant acknowledges that it shall repair all damage caused by the removal of same. If Subtenant makes any Alterations to the Demised Premises as provided in this paragraph, the Alterations shall not be commenced until ten (10) business days after Sublandlord has received written notice from Subtenant stating the date the installation of the Alterations is to commence so that Sublandlord can post and record an appropriate notice of nonresponsibility.

     10.4  Mechanic's Liens.  Subtenant shall pay all costs for construction
           ----------------
done by it or caused to be done by it on the Demised Premises as permitted by this Sublease. Subtenant shall keep the Demised Premises and the Building free and clear of all mechanics' liens or other liens resulting from construction done by or for Subtenant. Subtenant shall have the right to contest the correctness or the validity of any such lien if, immediately on demand of Sublandlord, Subtenant procures and records a lien release bond issued by a corporation authorized to issue surety bonds in the State of Washington in an amount equal to one and one-half times the amount of the claim of lien. The bond shall meet the requirements of any applicable Law and shall provide for the payment of any sum that the claimant may recover on the claim (together with costs of suit, if it recovers in the action).

11.  INSURANCE; WAIVERS; INDEMNIFICATION.
     -----------------------------------

     11.1  Liability Insurance.  Subtenant, at its cost, shall maintain
           -------------------
commercial general liability insurance in the minimum amount specified in the Fundamental Lease Provisions, insuring against all liability of Subtenant and its Authorized Representatives arising out of and in connection with Subtenant's use or occupancy of the Demised Premises or the Building and the business conducted by Subtenant or any other persons within the Demised Premises. Such insurance shall include a Broad Form Contractual liability insurance coverage insuring performance by Subtenant of the indemnity provisions of Paragraph 11.7. All such policies shall be written to apply to all bodily injury, property damage, personal injury and other covered loss, however occasioned, occurring during the policy term. Such coverage shall also contain endorsements: (i) deleting any employee exclusion on personal injury coverage; (ii) including employees as additional insureds; and (iii) providing for coverage of employer's automobile non-ownership liability. All such insurance shall afford coverage for all claims based on acts, omissions, injury and damage, which claims occurred or arose (or the onset of which occurred or arose) in whole or in part during the policy period. Subtenant shall also maintain Workers' Compensation and any other insurance which may be required in accordance with applicable Law.

     11.2  Subtenant's Personal Property and Fire Insurance.  At all times
           ------------------------------------------------
during the Term, Subtenant, at its cost, shall maintain on all Subtenant's Personal Property, Subtenant's Work and Alterations, in, on, or about the Demised Premises, a policy of standard fire and extended coverage insurance, with vandalism and malicious mischief endorsements, to the extent of at least one hundred percent (100%) of their replacement value. The proceeds from any such policy shall be used by Subtenant for the replacement of Subtenant's Personal Property or the restoration of Subtenant's Work or Alterations. Sublandlord, Prime Landlord and their respective Mortgagees (as defined in Paragraph 14.5) shall be named as insureds on all such policies.

     11.3  Fire Insurance - Demised Premises.  Subtenant hereby acknowledges
           ---------------------------------
that Prime Landlord has various rights, duties and obligations regarding fire insurance with extended coverage for the Demised Premises, and that Sublandlord shall have no duties or obligations to so insure the Demised Premises. Subtenant shall pay to Sublandlord Subtenant's Percentage Share of all premiums and other costs or expenses required to be paid by Sublandlord to Prime Landlord as Prime Tenant under the Prime Lease, as and when such amounts are required to be paid by Sublandlord under the Prime Lease. If Sublandlord provides such insurance on the Demised Premises as permitted under Article 12 of the Prime Lease, Subtenant shall pay to Sublandlord Subtenant's Percentage Share of all premiums and costs in connection with such insurance within fifteen (15) days after Sublandlord delivers to Subtenant an invoice therefor. In no event shall Subtenant's obligations under this Paragraph 11.3 be duplicative.

     11.4  Other Insurance Matters. All insurance required to be maintained by
           -----------------------
Subtenant under this Sublease shall: (a) be issued by insurance companies authorized to do business in the State of Washington, with a financial rating of at least A-XII as rated in the most recent edition of Best's Insurance Reports;
(b) be issued as a primary policy, and any insurance held by Sublandlord or Prime Landlord shall be excess insurance; (c) contain an endorsement requiring thirty (30) days' prior written notice from the insurance company to both parties, Prime Landlord and the Mortgagee of Sublandlord and Prime Landlord, if any, before cancellation or change in the coverage, scope, or amount of any policy; (d) require Subtenant to deposit with Sublandlord prior to the commencement of the Term, a certificate of all insurance policies required under this Sublease (which certificate shall state that Sublandlord may rely thereon) and Subtenant shall also deliver certificates of renewal not less than thirty
(30) days before expiration of the term of each of the policies; (e) name Sublandlord and Prime Landlord and Sublandlord's and Prime Landlord's respective Mortgagee as additional insureds; (f) provide for severability of interests and that an act or omission of one of the parties insured under the policy shall not reduce or avoid coverage to the other parties insured under the policy; and (g) be subject to reasonable increase, not more frequently than every two (2) years, if in the opinion of the insurance broker retained by Sublandlord, the amount of insurance coverage maintained by Subtenant at that time is not adequate. In such case, Subtenant shall increase the insurance coverage as reasonably required by Sublandlord's insurance broker.

     11.5  Waiver of Subrogation.  Notwithstanding anything to the contrary
           ---------------------
contained in this Sublease or the Prime Lease, the parties release and waive any Claims against each other, and their respective officers, directors, partners, employees, agents, licensees and invitees for right to recovery for damage or injury to such waiving party or the property of such waiving party or the property of others under the waiving party's control to the extent such injury or damage is covered by insurance required to be, or actually is, carried by the other party. The release and waiver by Subtenant shall expressly extend to Prime Landlord and Prime Landlord's Authorized Representatives. Each party shall cause each insurance policy obtained by such party as required under this Sublease or the Prime Lease to provide that the insurance company waives all right of recovery by way of subrogation as specified above in connection with any damage or injury covered by such policy. The parties shall use reasonable efforts to obtain insurance policies which do not charge an additional premium for such waivers of subrogation. If, after exercise of such reasonable efforts, an insurer requires the payment of an additional premium for such waiver of subrogation, the party undertaking to obtain the insurance shall notify the other party of the amount of such additional premium. The other party shall have a period of ten (10) days after receiving the notice to deliver payment of such additional premium to the other party. If such party refuses to pay the additional premium charged, the other party is relieved of the obligation to obtain a waiver of subrogation rights with respect to the particular insurance involved, provided, however, the foregoing waiver and release with respect to injury or damage covered by such policy shall still apply.

     11.6  Exculpation of Sublandlord.  Except to the extent of Sublandlord's
           --------------------------
gross negligence or intentional acts, neither Sublandlord nor Sublandlord's Authorized Representatives shall be liable to Subtenant for any damage from any cause to Subtenant or Subtenant's property, including, but not limited to, lost profits and consequential damages. Subtenant waives and releases all claims against Sublandlord for damage to person or property, including, but not limited to, lost profits and consequential damages, arising for any reason, except that Sublandlord shall be liable to Subtenant for damage to Subtenant resulting from the actively-negligent acts or omissions of Sublandlord or its Authorized Representatives acting within the scope of their authority.

     11.7  Indemnification.  Subtenant shall indemnify, protect, defend and hold
           ---------------
Sublandlord and Prime Landlord and the Authorized Representatives of Sublandlord and Prime Landlord harmless from all Claims arising out of the use of the Demised Premises or resulting from the acts or omissions of Subtenant or Subtenant's Authorized Representatives occurring in, on or about the Demised Premises and the Building and from a breach of any duties or obligations of Subtenant hereunder. Sublandlord shall indemnify, protect, defend and hold harmless Subtenant and Subtenant's Authorized Representatives from all Claims arising out of the use of the Adjacent Master Premises or resulting from the acts or omissions of Sublandlord or Sublandlord's Authorized Representatives occurring in, on or about the Master Premises and the Building and from a breach of any duties or obligations of Sublandlord hereunder.

12.  DAMAGE AND DESTRUCTION; CONDEMNATION.
     -------------------------------------

     12.1  Damage and Destruction.  If, during the Term, the Demised Premises
           ----------------------
are totally or partially damaged or destroyed, Sublandlord shall use reasonable efforts to cause Prime Landlord to repair, restore and rebuild the same in the manner provided under the Prime Lease with all reasonable dispatch and diligence. Such damage or destruction shall not terminate this Sublease unless Prime Landlord has the right to terminate the Prime Lease under the terms of the Prime Lease. If Prime Landlord restores the Demised Premises, Subtenant shall be required to promptly commence and diligently pursue the restoration of Subtenant's Work, Subtenant's Trade Fixtures and Subtenant's Personal Property. Such items shall be the sole responsibility of Subtenant to restore and Sublandlord shall have no responsibility for such restoration. Notwithstanding anything to the contrary herein, Subtenant shall have the right to terminate this Sublease to the extent that Sublandlord has such rights under the Prime Lease, by Subtenant's written notice of its election to require Sublandlord to exercise such rights. Notwithstanding any contrary provision of this Sublease, if damage or destruction to the Demised Premises occurs such that Sublandlord as Prime Tenant under the Prime Lease has the right to terminate the Prime Lease, either Sublandlord or Subtenant can terminate this Sublease by delivering notice to the other party not more than fifteen (15) days after the event causing such damage or destruction, unless Subtenant exercises any unexercised Options hereunder within ten (10) days after receipt of Sublandlord's notice terminating this Sublease, in which case this Sublease shall continue in full force and effect. Unless the damage or destruction is caused by Subtenant's willful misconduct, Minimum Monthly Rent shall abate to the extent that, and for so long as, minimum rental is abated under the Prime Lease. In the event this Sublease is terminated pursuant to this Paragraph 12, Minimum Monthly Rent, additional rent and all other charges payable by Subtenant hereunder shall be abated as of the date of the casualty. In the event of damage or destruction to the Demised Premises which results in the termination of the Prime Lease (including by exercise of those rights to terminate the Prime Lease, as more specifically set forth therein), this Sublease shall similarly terminate without any further liability. The provisions of this Sublease are intended to exclusively govern the parties' obligations concerning continuation of the tenancy following damage or destruction to the Demised Premises. Accordingly, Sublandlord and Subtenant waive the provisions of any Laws with respect to any damage or destruction of the Demised Premises or any rights of the parties hereto to terminate this Sublease in the event of such damage or destruction.

     12.2  Condemnation.  In the event any part of the Demised Premises or the
           ------------
Common Areas is taken or condemned by any competent authority or is conveyed by deed in lieu of condemnation (a "Taking") and Sublandlord as the Prime Tenant has the right to terminate the Prime Lease, Subtenant shall have the right to terminate this Sublease within forty-five (45) days after the earlier of the date of title transfer or the date of taking of possession by the condemning authority. If there is a Taking of a portion of the Demised Premises, and this Sublease is not terminated, all of the terms of this Sublease shall continue in effect, except that Minimum Monthly Rent shall be reduced to the same extent, and for so long as, minimum rental is reduced under the Prime Lease. If Subtenant does not elect to terminate this Sublease as set forth herein and if the Prime Lease is not terminated as permitted under the terms of the Prime Lease, then Sublandlord shall use reasonable efforts to cause the Prime Landlord to make all necessary repairs or alterations to the Demised Premises or the Common Areas as required under the Prime Lease. Subtenant shall not have any right to any portion of the proceeds of any award for a Taking of the Demised Premises; provided, however, Subtenant may make separate claim for the Taking of its fixtures, leasehold improvements, and expenses for moving Subtenant's fixtures, stock in trade and inventory. In the event of a Taking which results in the termination of the Prime Lease (including by exercise of those rights to terminate the Prime Lease, as more specifically set forth therein), this Sublease shall similarly terminate without any further liability. Sublandlord and Subtenant hereby waive the provisions of any applicable Law allowing either party to petition the court with jurisdiction thereof to terminate this Sublease in the event of a Taking of the Demised Premises or the Common Areas.

13.  ASSIGNMENT AND SUBLEASE.
     -----------------------

     13.1  Sublandlord's Consent.  Article 8 of the Prime Lease is incorporated
           ---------------------
herein and made a part of this Sublease. Notwithstanding the foregoing, if Sublandlord consents to an assignment or sublease, Subtenant acknowledges that Prime Landlord's consent is still required under the Prime Lease and Sublandlord agrees to use reasonable efforts and diligence to obtain such consent. Sublandlord's consent shall not be required in the event Subtenant assigns its interest under this Sublease, or subleases all or any portion of the Demised Premises, to a wholly-owned corporation or subsidiary of Subtenant, Subtenant's parent or to an affiliate of Subtenant, or in the event that Subtenant merges with another entity; provided however, Subtenant shall promptly advise Sublandlord of any such assignment or sublease after same is entered into by Subtenant. For purposes of this Sublease, an "affiliate" shall be defined as an entity who is wholly owned by the corporation that wholly owns Subtenant. Any consent of Sublandlord required by this Paragraph 13 shall not be unreasonably withheld or delayed, provided that any such proposed assignee or subtenant shall have a financial worth which meets or exceeds that of Subtenant as of the date of this Sublease. In no event shall Subtenant be relieved of any of its obligations hereunder in the event of an assignment of this Sublease or a sublease of the Demised Premises.

     13.2  Right of Recapture.  During the Term, Subtenant agrees that Subtenant
           ------------------
will not assign its interest in the Sublease, or sublet the Demised Premises to any person or business organization without first giving Sublandlord notice of the intended assignment or subletting and the intended date thereof and the name of the business organization involved and the effective date of the intended assignment or subletting and the amount of the unamortized cost hereinafter referred to. If Sublandlord's consent is required under Paragraph 13.1 above, within fifteen (15) days after the giving of such notice by Subtenant to Sublandlord of such intended assignment or subletting, Sublandlord gives notice to Subtenant that Sublandlord elects to terminate this Sublease as of said intended date of said assignment or subletting and Subtenant does not within five (5) days withdraw its request to assign or sublet, then this Sublease shall terminate on said intended date as if said intended date were the date originally fixed herein for the termination hereof. Notwithstanding the foregoing, in the event Sublandlord elects to terminate this Sublease Subtenant may rescind its requested assignment by written notice to Sublandlord within ten
(10) days following Sublandlord's written notice to Subtenant of its election to terminate this Sublease. Notwithstanding the foregoing to the contrary, Sublandlord acknowledges that Subtenant's business to be conducted in the Demised Premises requires installation in the Demised Premises of certain communications equipment by telecommunications customers of Subtenant ("Customers") in order for such Customers to interconnect with Subtenant's facilities. Sublandlord agrees that no consent shall be required for any license agreement or "colocation agreement" between Subtenant and any such Customer for the purpose of permitting such a telecommunications connection, so long as (i) such Customer agrees in writing to comply with all obligations of Subtenant under this Sublease to the extent relating to the portion of the Demised Premises in question and (ii) each such license or co-location agreement is in writing and is consistent with the provisions of this Sublease.

     13.3  No Release of Subtenant.  No transfer or subletting by Subtenant
           -----------------------
shall relieve Subtenant of the obligations to be performed by Subtenant under this Sublease, whether occurring before or after such consent, transfer or subletting. The acceptance by Sublandlord of payment from any other person shall not be deemed to be a waiver by Sublandlord of any provision of this Sublease or to be a consent to any transfer or sublease, or to be a release of Subtenant from any obligation under this Sublease. If this Sublease is assigned or transferred, or if the Demised Premises or any part thereof are sublet or occupied by any person other than Subtenant, Sublandlord may, after default by Subtenant, collect the rent from any such transferee, subtenant or occupant and apply the net amount collected to the rent reserved herein, and no such action by Sublandlord shall be deemed a consent to such transfer, sublease or occupancy.

     13.4  Assumption of Obligations.  Each transferee of Subtenant shall assume
           -------------------------
in writing all applicable obligations of Subtenant under this Sublease and shall be and remain liable jointly and severally with Subtenant for the payment of the rent and the performance of all the terms, covenants, conditions and agreements herein contained on Subtenant's part to be performed for the Term for that portion of the Demised Premises to be sublet or assigned by Subtenant. No transfer shall be binding on Sublandlord unless the transferee or Subtenant delivers to Sublandlord a counterpart of the instrument of transfer in recordable form which contains a covenant of assumption by the transferee reasonably satisfactory in substance and form to Sublandlord, consistent with the requirements of this paragraph. The failure or refusal of the transferee to execute such instrument of assumption shall not release or discharge the transferee from its liability to Sublandlord hereunder. Sublandlord shall have no obligation whatsoever to perform any duty to or respond to any request from any Subtenant, it being the obligation of Subtenant to administer the terms of its subleases.

     13.5  Involuntary Assignment.  No interest of Subtenant in this Sublease
           ----------------------
shall be assignable by operation of law, including, without limitation, the transfer of this Sublease by testacy or intestacy. Each of the following acts shall be considered an involuntary assignment: (a) if Subtenant is or becomes bankrupt or insolvent, makes an assignment for the benefit of creditors, or if a proceeding under the Bankruptcy Act is instituted in which Subtenant is the "debtor"; (b) if a writ of attachment or execution is levied on this Sublease; and (c) if, in any proceeding or action to which Subtenant is a party, a receiver is appointed with authority to take possession of the Demised Premises. An involuntary assignment shall constitute an incurable default by Subtenant and Sublandlord shall have the right to elect to terminate this Sublease, in which case this Sublease shall not be treated as an asset of Subtenant.

     13.6  Deemed Transfers.  If Subtenant is a corporation, company or other
           ----------------
legal entity or is an unincorporated association or partnership, the transfer, assignment or hypothecation of any stock or interest in such corporation, association or partnership in the aggregate from the date of execution of this Sublease in excess of fifty percent (50%) shall be deemed an assignment or transfer within the meaning and provisions of this Paragraph.

     13.7  Assignment of Sublease Rents.  Subtenant immediately and irrevocably
           ----------------------------
assigns to Sublandlord all rent from any subletting of all or any part of the Demised Premises, and Sublandlord, as assignee and as attorney-in-fact for Subtenant for purposes hereof, or a receiver for Subtenant appointed on Sublandlord's application, may collect such rents and apply same toward Subtenant's obligations under this Sublease; provided, however, that until the occurrence of an event of default by Subtenant, Subtenant shall have the right and license to collect such rents.

14.  DEFAULT.
     -------

     14.1  Subtenant's Default.
           -------------------

          (a) Definition of Default.  The occurrence of any of the following
              ---------------------
shall constitute a default by Subtenant:

          (1) Failure to pay Rent when due where such failure shall continue for five (5) days after notice has been delivered to Subtenant (which notice shall be in lieu of, and not in addition to, any notice required under Law to terminate this Sublease or to declare a forfeiture thereof).

          (2) Failure to perform any other provision of this Sublease if the failure to perform is not cured within thirty (30) days after notice has been delivered to Subtenant (which notice shall be in lieu of, and not in addition to, any notice required under Law to terminate this Sublease or to declare a forfeiture thereof). If the failure to perform cannot reasonably be cured within thirty (30) days, Subtenant shall not be in default of this Sublease if Subtenant commences to cure the failure to perform within five (5) days after Sublandlord's notice and diligently and in good faith continues to pursue the cure to completion.

          (3) (i) The making by Subtenant of any general assignment for the benefit of creditors, (ii) the filing by or against Subtenant of a petition to have Subtenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Subtenant, the same is dismissed within sixty (60) days),
(iii) the appointment of a trustee or receiver to take possession of substantially all of Subtenant's assets located at the Demised Premises or of Subtenant's interest in this Sublease, where possession is not restored to Subtenant within sixty (60) days, or (iv) the attachment, execution or other judicial seizure of substantially all of Subtenant's assets located at the Demised Premises or of Subtenant's interest in this Sublease, where such seizure is not discharged within sixty (60) days.

     14.2  Sublandlord's Remedies for Subtenant's Default.  Sublandlord shall
           ----------------------------------------------
have the following remedies if Subtenant commits a default. These remedies are not exclusive and are cumulative and in addition to any remedies now or later allowed by Law.

          (a) Sublandlord can continue this Sublease in full force and effect, and the Sublease will continue in effect as long as Sublandlord does not terminate Subtenant's right to possession, and Sublandlord shall have the right to collect rent when due, all in accordance with Washington Law. During the period Subtenant is in default, Sublandlord can enter the Demised Premises and relet them, or any part of them, to third parties for Subtenant's account. Subtenant shall be obligated to promptly pay to Sublandlord all reasonable costs Sublandlord incurs in reletting the Demised Premises. Reletting can be for a period shorter or longer than the remaining term of this Sublease. Subtenant shall pay to Sublandlord the rent due under this Sublease on the dates the rent is due, less the rent Sublandlord receives from any reletting. No act by Sublandlord allowed by this paragraph shall terminate this Sublease unless Sublandlord notifies Subtenant in writing that Sublandlord elects to terminate this Sublease. Sublandlord may from time to time sublet the Demised Premises or any part thereof for such term or terms (which may extend beyond the Term of this Sublease) and at such rent and such other terms as Sublandlord in its sole discretion may deem advisable, with the right to make alterations and repairs to the Demised Premises. Upon each subletting, Subtenant shall be immediately liable to pay to Sublandlord, in addition to indebtedness other than rent due hereunder, for the cost of such subletting and such alterations and repairs incurred by Sublandlord in connection with such subletting. At the option of Sublandlord, rents received from such subletting shall be applied first, to payment of any indebtedness other than rent due hereunder, from Subtenant to Sublandlord; second to the payment of any costs of such subletting and of such alterations and repairs; third, to payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Sublandlord and applied in payment of future rent as the same becomes due hereunder. If the amounts received from such subletting during that month, as applied by Sublandlord as specified above, are less than the amounts required to be paid during that month by Subtenant hereunder, Subtenant shall pay any such deficiency to Sublandlord. Such deficiency shall be calculated and paid monthly. Taking possession of the Demised Premises by Sublandlord shall not be construed as an election on Sublandlord's part to terminate this Sublease unless a written notice of such intention is given to Subtenant.

          (b) Sublandlord can terminate Subtenant's right to possession of the Demised Premises at any time. No act by Sublandlord other than giving written notice to Subtenant shall terminate this Sublease. Acts of maintenance, efforts to relet the Demised Premises, or the appointment of a receiver on Sublandlord's initiative to protect Sublandlord's interest under this Sublease shall not constitute a termination of Subtenant's right to possession. On termination, Sublandlord has the right to recover from Subtenant all amounts permitted by law, including without limitation:

              (1) The worth, at the time of the award, of the unpaid rent that had been earned at the time of termination of this Sublease.

              (2) The worth, at the time of the award, of the amount by which the unpaid rent that would have been earned after the date of termination of this Sublease until the time of award exceeds the amount of the loss of rent that Subtenant proves could have been reasonably avoided;

              (3) The worth, at the time of the award, of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of the loss of rent that Subtenant proves could have been reasonably avoided, and

              (4) Any other amount, including reasonable legal fees and court costs, necessary to compensate Sublandlord for all detriment proximately caused by Subtenant's default.

     "The worth, at the time of the award," as referred to in subparagraph (3) of this subparagraph, is to be computed by discounting the amount at the discount rate of the Wells Fargo Bank N.A. (or its successor) at the time of the award, plus two percent (2%).

          (c) Sublandlord, at any time after Subtenant commits a default, can cure the default at Subtenant's cost after providing Subtenant with prior written notice of its intent to do so, except in the event of an emergency, in which event no prior notice shall be required. If Sublandlord at any time, by reason of Subtenant's default, pays a sum or does any act that requires the payment of any sum, the sum paid by Sublandlord shall be due immediately from Subtenant to Sublandlord at the time the sum is paid, and if paid at a later date shall bear interest at the Overdue Rate from the date the sum is paid by Sublandlord until Sublandlord is reimbursed by Subtenant. The sum, together with interest on it, shall be additional rent.

          (d) All reasonable costs and expenses (including reasonable attorneys' fees) incurred by Sublandlord in collecting rent or enforcing Subtenant's obligations under the Sublease shall be paid by Subtenant to Sublandlord upon demand.

     14.3 Interest on Unpaid Rent.  Rent not paid when due shall bear simple
          -----------------------
interest at the Overdue Rate from the date due until paid.

     14.4 Late Charges.  Subtenant acknowledges that late payment by Subtenant
          ------------
to Sublandlord of any amount due under this Sublease or the delivery of a check by Subtenant which is dishonored or returned by the bank upon which said check is drawn will cause Sublandlord to incur costs not contemplated by this Sublease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Sublandlord by the terms of any encumbrance and note secured by any encumbrance covering the Demised Premises. Therefore, if (a) any amount payable by Subtenant is not received by Sublandlord within five (5) days after the due date thereof, or (b) Subtenant delivers a check to Sublandlord which is dishonored or returned by the bank upon which said check is drawn (with each event set forth in clauses (a) and (b) being referred to herein as a "late payment"), Subtenant shall pay to Sublandlord an additional sum of three percent (3%) of the overdue amount or the amount of such dishonored or returned check, as the case may be (the "late charge"). The parties agree that this charge represents a fair and reasonable estimate of the costs that Sublandlord will incur by reason of such late payment or delivery of such check by Subtenant. Acceptance of any such charge shall not constitute a waiver of Subtenant's default with respect to the overdue or unpaid amount, or prevent Sublandlord from exercising any of the other rights and remedies available to Sublandlord. If Sublandlord prepares and serves any notice on Subtenant to terminate this Sublease or to declare a forfeiture thereof, Subtenant also shall pay to Sublandlord security for performance on demand the reasonable cost of preparing and serving such notice.

     14.5 Sublandlord's or Prime Landlord's Default.  In the case of a monetary
          -----------------------------------------
default by Sublandlord, Sublandlord shall have a period of ten (10) days after receipt of written notice thereof from Subtenant to cure such monetary default. In the case of a non-monetary default, Sublandlord shall commence promptly to cure such default after receipt of written notice from Subtenant specifying the nature of such default and shall complete such cure within thirty (30) days thereafter, provided that if the nature of the non-monetary default is such that it cannot be cured within the thirty (30) day period, Sublandlord shall have such additional time as may be reasonably necessary to complete its performance so long as Sublandlord has proceeded with diligence following receipt of Subtenant's notice and is then proceeding with diligence to cure such default. Whenever Subtenant is required to deliver notice to Sublandlord of Sublandlord's default or contends that Prime Landlord is in default under the Prime Lease, written notice shall also be delivered at the same time to Prime Landlord or the holder of any Encumbrance, provided that Sublandlord has delivered prior notice of the identity and address of such holder or lessor to Subtenant ("Mortgagee"). The Mortgagee shall have the same time periods within which to cure such defaults after Mortagee's receipt of proper notice hereunder. In this connection, any representative of the Mortgagee shall have the right to enter upon the Demised Premises for the purpose of curing any such default.

     15.  LIMITATION OF LIABILITY.
          -----------------------

     Notwithstanding anything to the contrary in this Sublease, any judgment obtained by Subtenant against Sublandlord shall be satisfied only out of Sublandlord's interest in the Demised Premises, the Prime Lease, and any sublease of the Prime Lease which shall in no event be less than Two Million Dollars ($2,000,000). Neither Sublandlord nor any of its general or limited partners, officers, directors, shareholders, members, interest holders or beneficiaries shall have any personal liability for any matter in connection with this Sublease or its obligations as Sublandlord of the Demised Premises. Subtenant shall not institute, seek or enforce any personal or deficiency judgment against Sublandlord or any of its general or limited partners, officers, directors, shareholders, members, interest holders or beneficiaries and none of their property, except the Sublandlord's right, title and interest in the Prime Lease and any subleases of the Prime Lease and the rents receivable by Sublandlord, shall be available to satisfy any judgment hereunder.

16.  SUBLANDLORD'S ENTRY ON PREMISES.
     -------------------------------

     16.1  Right of Entry.  Upon reasonable advance notice, Prime Landlord,
           --------------
Sublandlord and Authorized Representatives of Prime Landlord or Sublandlord shall have the right to enter the Demised Premises at all reasonable times during Subtenant's normal business hours so long as Prime Landlord, Sublandlord and any of their respective Authorized Representatives are accompanied by a representative of Subtenant (and Subtenant agrees that it will cooperate in all necessary aspects to provide such a representative for such purpose) for any of the following purposes and so long as Sublandlord does not materially interfere with the operation of Subtenant's business in the Demised Premises:

           (a) To determine whether the Demised Premises are in good condition and whether Subtenant is complying with its obligations under this Sublease;

           (b) To do any necessary maintenance and to make any restoration to the Demised Premises that Sublandlord has the right or obligation to perform; and

           (c) To serve, post, or keep posted any notices required or allowed under the provisions of this Sublease.


     16.2  Limited Liability for Entry.  Sublandlord shall not be liable in any
           ---------------------------
manner for any inconvenience, disturbance, loss of business, nuisance, or other damage arising out of Sublandlord's entry on the Demised Premises as provided in this paragraph, except damage resulting from a breach of Sublandlord's Entry Duties (as defined in this Paragraph), or from the negligence of Sublandlord or its Authorized Representatives acting within the scope of their authority. Subtenant shall not be entitled to an abatement or reduction of rent if Sublandlord exercises any rights reserved in this paragraph. Sublandlord shall reasonably conduct its activities in and about the Demised Premises as allowed in this paragraph in a manner that will reasonably minimize the inconvenience, annoyance, or disturbance to Subtenant ("Sublandlord's Entry Duties").

17.  SUBORDINATION.
     -------------

     This Sublease is and shall be subordinate to any ground lease or Encumbrance affecting the Demised Premises, provided that Sublessor shall obtain from any existing or future ground lessor, mortgagee or beneficiary an agreement in a form reasonably acceptable to Subtenant where such party agrees not to disturb Subtenant's possession of the Demised Premises so long as Subtenant is not in default under this Sublease after notice and beyond any applicable cure period. Subtenant shall from time to time, on request from Sublandlord, execute and deliver any reasonable documents or instruments that may be required by a lender to effectuate any subordination. If Subtenant fails to execute and deliver any such documents or instruments and such failure continues following an additional written notice and cure period of ten (10) days, Subtenant irrevocably constitutes and appoints Sublandlord as Subtenant's special attorney-in-fact to execute and deliver any such documents or instruments. Nothing herein shall be construed to waive any breach resulting from Subtenant's failure to execute documents to effectuate or confirm such subordination.

18.  WAIVER.
     ------

     18.1  No Impairment of Rights.  No delay, waiver or omission in the
           -----------------------
exercise of any right or remedy of Sublandlord or Subtenant on any default by either Sublandlord or Subtenant, shall impair such a right or remedy or be construed as a waiver.

     18.2  Acceptance of Rent.  The receipt and acceptance by Sublandlord of
           ------------------
delinquent rent shall not constitute a waiver of any other default.

     18.3  No Surrender.  No act or conduct of Sublandlord, including, without
           ------------
limitation, the acceptance of the keys to the Demised Premises, shall constitute an acceptance of the surrender of the Demised Premises by Subtenant before the expiration of the Term. Only a written notice from Sublandlord to Subtenant shall constitute acceptance of the surrender of the Demised Premises and accomplish a termination of this Sublease.

     18.4  No Waiver of Consent.  Either party's consent to or approval of any
           --------------------
act by the other party requiring consent or approval shall not be deemed to waive or render unnecessary such party's consent to or approval of any subsequent act by the other party.

     18.5  Written Waiver.  Any waiver by Sublandlord of any default must be in
           --------------
writing and shall not be a waiver of any other default concerning the same or any other provision of this Sublease.

19.  SALE OR TRANSFER OF PREMISES.
     ----------------------------

     If Sublandlord sells or transfers any of Sublandlord's right, title or interest in or to the Demised Premises or the Prime Lease, on consummation of the sale or transfer, Sublandlord shall be released from any liability thereafter accruing under this Sublease if Sublandlord's successor has assumed in writing, for the benefit of Subtenant, Sublandlord's obligations under this Sublease, Subtenant is so notified of such sale or transfer and Sublandlord delivers to Sublandlord's successor any funds in which Subtenant has an interest.

20.  SURRENDER OF PREMISES.
     ---------------------

     20.1  Condition.  On expiration of the Term, Subtenant shall surrender to
           ---------
Sublandlord the Demised Premises and all Subtenant's Work and Alterations in good condition and repair (except for ordinary wear and tear and damage and destruction to the Demised Premises covered by Paragraph 12) except for Alterations that Subtenant is obligated to remove under the provisions of Paragraph 10.3. Subtenant shall remove all of Subtenant's Personal Property (including, but not limited to, Subtenant's Trade Fixtures) within the above stated time. Subtenant shall perform all restoration made necessary by the removal of any Alterations, Subtenant's Personal Property before the expiration or earlier termination of the Term.

     20.2  Removal of Subtenant's Property.  If Subtenant fails to remove all
           -------------------------------
Alterations that Subtenant is obligated to remove and all Subtenant's Personal Property and Subtenant's Trade Fixtures from the Demised Premises, Sublandlord can elect, without waiving any rights or remedies Sublandlord has against Subtenant for such default, after ten (10) days prior written notice to Subtenant and opportunity to cure, to retain or dispose of in any manner such Alterations, Subtenant's Personal Property or Subtenant's Trade Fixtures. Subtenant waives all claims against Sublandlord for any damage to Subtenant resulting from Sublandlord's retention or disposition of any such Alterations or Subtenant's Personal Property or Subtenant's Trade Fixtures. Subtenant shall be liable to Sublandlord for Sublandlord's costs for storing, removing, and disposing of any such Alterations or Subtenant's Personal Property or Subtenant's Trade Fixtures.

     20.3  Damages in Case of Delay.  If Subtenant fails to surrender the
           ------------------------
Demised Premises to Sublandlord on expiration or earlier termination of the Term as required by this paragraph, in addition to the provisions of Paragraph 21, Subtenant shall indemnify, protect, defend and hold Sublandlord harmless from all claims, demands, damages, losses, liabilities, costs, fees and expenses including reasonable attorneys' fees resulting from Subtenant's failure to surrender the Demised Premises, including, without limitation, claims made by a succeeding tenant from Subtenant's failure to timely surrender the Demised Premises.

21.  HOLDING OVER.
     ------------

     Article 9 of the Prime Lease is incorporated herein and made a part of this Sublease.

22.  ESTOPPEL CERTIFICATES; FINANCIALS.
     ---------------------------------

     22.1  Delivery by Subtenant.  Subtenant shall at any time and from time to
           ---------------------
time upon not less than twenty (20) days' prior written notice from Sublandlord execute, acknowledge and deliver to Sublandlord a statement in writing (referred to herein as an "Estoppel Certificate") (i) certifying that this Sublease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Sublease, as so modified, is in full force and effect) and the dates to which the Minimum Monthly Rent and other charges are paid in advance, if any, (ii) acknowledging that there are not, to Subtenant's knowledge, any uncured defaults on the part of Sublandlord hereunder, or specifying such defaults if any are claimed, and (iii) covering such other matters as may be reasonably requested by Sublandlord or by any present or prospective Sublandlord's Mortgagee. Any such statement may be relied upon by any prospective purchaser, ground lessor or encumbrancer of the Demised Premises or of all or any portion of the real property of which the Demised Premises are a part.

     22.2  Failure to Deliver.  Subtenant's failure to deliver such statement
           ------------------
within such time shall constitute a material breach of this Sublease and, if not cured within an additional ten (10) days' written notice from Sublandlord, shall be conclusive upon Subtenant (i) that this Sublease is in full force and effect, without modification except as may be represented by Sublandlord, (ii) that there are no uncured defaults in Sublandlord's performance, (iii) that not more than one month's Minimum Monthly Rent has been paid in advance, and (iv) as to such other matters as may be specified in the requested statement.

     22.3  Subtenant's Financial Data.  Within fifteen (15) days after
           --------------------------
Sublandlord's written request, but not more than once in any calendar year, Subtenant shall furnish Sublandlord with the following documents: (a) financial statements including, but not limited to, balance sheets, profit and loss statements, income statements and changes to financial condition, which reflect Subtenant's current financial condition and (b) written evidence of ownership of controlling stock interest if Subtenant is a corporation. Any information obtained from Subtenant's financial statements shall be confidential and shall not be disclosed to any third party, other than to carry out the purposes of this Sublease; provided, however, Sublandlord shall incur no liability for the inadvertent disclosure of any such information, and Sublandlord may divulge the contents of any financial statements of Subtenant in connection with any financing arrangement or assignment of Sublandlord's interest in the Demised Premises or in connection with any administrative or judicial proceedings or otherwise required by Law.


23.  TELECOMMUNICATIONS CONDUIT.
     --------------------------

     Subtenant shall have the right to install multiple telecommunications entrances to the Building, but in no event more than four (4) entrances. In the event that such construction requires the removal of any sidewalk or curbing, Subtenant shall promptly replace same and return such sidewalk or curbing to the condition which it existed prior to removal of same. During such removal and replacement, Subtenant shall use its best efforts to mitigate disruption to other occupants of the Building and to third parties with rights to use such areas. Prior to the commencement of such work, as a part of the plans which shall be submitted for Sublandlord's review and written approval of the installation of the dual entrances, Subtenant shall submit to Sublandlord a plan which will so mitigate any disruption described above.

     Subtenant shall also have the right to install new power and data conduit in the Building, as well as any additional conduit required for Subtenant's installation of its emergency backup generator, HVAC piping or antennas to or from the Demised Premises. Subtenant shall comply with all scheduling and other requirements of Prime Landlord and Sublandlord relating to the installation and maintenance of all conduit, cable and related apparatus installed by Subtenant. Further, all concrete coring, drilling, saw cutting and other construction activities that in Sublandlord's judgment may interfere with other tenants of the Building shall be performed during non-business hours, and shall be supervised and approved by Sublandlord and its structural engineer at Subtenant's expense. Subtenant agrees that it will respond to and make resaonable efforts (in the event service to only the Demised Premises is affected and to make every effort (in the event that an other tenants or occupants of the Building are affected) to repair, within 24 hours after notice to Subtenant, any and all damaged fixtures, equipment, mechanical and structural components and any other elements of Subtenant's facilities, or the Demised Premises or the Building, which are damaged as a result of the installation, operation, maintenance or use of Subtenant's facilities. Subtenant agrees that all materials used in connection with the installation of Subtenant's facilities shall be of good quality and condition, shall be suitable for the intended use and compatible with all existing fixtures and mechanical and structural components of the Building, will not interfere with or disrupt any existing utility or other telecommunications equipment or services in the Building and will be modified as necessary during the Term if reasonably requested by Sublandlord in order to attain the standards set forth in this Paragraph.

     All cable and conduit installed by Subtenant shall become the property of Sublandlord upon the expiration or earlier termination of the Term. However, Sublandlord reserves the right, in its sole discretion, to require Subtenant to remove any conduit, cable or related equipment upon the expiration or earlier termination of the Term. In such event, same shall be removed in accordance with the terms of Paragraph 20 of this Sublease. All installations under this Paragraph 23 shall be subject to the requirements set forth hereinafter, as well as the terms and provisions of Exhibit G attached hereto.

     Subtenant shall at all times during the Term maintain the areas of the Building impacted by the equipment necessary for installation of the dual entrances in a neat and orderly condition, and shall maintain all and every aspect of the equipment in strict compliance with all applicable Laws, as well as with all of Sublandlord's and Prime Landlord's rules and regulations, access restrictions and security procedures and shall promptly repair any and all damage to the Building as a result of the installation, operation, maintenance, modification or use of the equipment. Subtenant shall use its best efforts to insure that no leaks or other damage shall occur to the Building because of the installation or operation of the equipment, but in any event, Subtenant shall repair and replace any damage to the Building due to Subtenant's installation or maintenance of the equipment during the Term. Prior to any modification or alteration of any of the equipment, including, but not limited to, additions thereto, Subtenant shall submit plans and specifications for the construction of same, as well as the method of attachment to the Building. Subtenant shall also pay Sublandlord for any and all utility expenses incurred to install, operate, maintain or repair the equipment during the Term.

     Sublandlord shall not be liable to Subtenant or Subtenant's employees, agents or visitors, or to any other person, for any injury to person or damage to property resulting from any of the equipment or any work done in connection with the equipment, and Subtenant agrees to indemnify and hold Sublandlord harmless from any loss, expense or claim arising out of any such damage or injury caused by Subtenant, its employees, agents or contractors in connection with the equipment, including, but not limited to, claims for (i) damage to the roof of the Building caused by the installation, maintenance, repair or operation of the equipment; (ii) property damage to any object damaged by the equipment becoming dislodged; (iii) bodily injury or death of persons harmed by performing any work on or near the equipment or caused by the equipment becoming dislodged. Subtenant shall also maintain, during the period of any construction, alteration or modification of the equipment, builder's risk and worker's compensation insurance in accordance with the requirements set forth in Exhibit G attached hereto. Sublandlord shall in no way be responsible for the maintenance, repair or replacement of the equipment, and further, Sublandlord makes no representation as to the suitability of any area of the Building for Subtenant's use of same as outlined in this Paragraph 23. Subtenant shall maintain throughout the Term, at its expense, commercial general liability insurance covering the equipment and all areas of the Building utilized in connection therewith, in an amount not less than Two Million Dollars ($2,000,000) combined single limit per occurrence, personal injury and property damage insurance with companies satisfactory to Sublandlord in accordance with each and all of the terms of Paragraph 11 of this Sublease, and shall submit such certificates of insurance to Sublandlord prior to its installation of the equipment.

     The terms of this Paragraph 23 are personal and unique to Subtenant and shall not be assignable to any assignee or sublessee of Subtenant which would require Sublandlord's consent in accordance with the provisions of Paragraph 13 of this Sublease.


24.  HEATING, VENTILATING AND AIR CONDITIONING ("HVAC").
     --------------------------------------------------

     Subtenant shall have the right to utilize the water tower for the Building to obtain chilled water to provide up to 100 tons of cooling for the Demised Premises, in addition to the existing HVAC systems in the Demised Premises, for Subtenant's conduit and cable switching equipment, as well as an HVAC system sufficient to meet Subtenant's established cooling and heating requirements for the Demised Premises.  Subtenant shall also install all ductwork and related
system equipment necessary for the operation of such HVAC systems.   Subtenant
may also install drains for such system, and shall have the right to remove or cap any existing HVAC system in the Demised Premises, so long as same does not disrupt the systems serving the other tenants and occupants of the Building, and provided Sublandlord and Prime Landlord approve the manner in which such modifications to existing systems are made. No such installations shall be made unless Sublandlord and Subtenant can mutually agree on a location for the HVAC systems and the vents and related equipment for same. The mutual agreement of the parties shall be based upon space availability in the Building and the Demised Premises, as well as the location of existing ductwork, the dimension, weight and aesthetics of the planned installations and the level of noise created by the proposed equipment and related installations. Subtenant shall submit its plans to both Sublandlord and Prime Landlord for their approval.

     All equipment and related installation shall comply with the terms and provisions of Paragraph 23 of this Sublease, as well as Exhibit G, and with current industry codes and requirements. In addition, all HVAC equipment and related installations by Subtenant shall not exceed the structural load capacity for the roof (in the event any of such equipment is installed on the roof) or any other structural portions of the Building, nor will the HVAC and related equipment (including vents) impair the HVAC and vent systems of other tenants of the Building. All equipment installed by Subtenant under this Paragraph 27 shall remain the property of Sublandlord at the expiration or earlier termination of the Term. However, Sublandlord reserves the right, in its sole discretion, to require Subtenant to remove any conduit, cable or related equipment upon the expiration or earlier termination of the Term. Further, Subtenant shall be responsible to repair, replace and maintain the HVAC systems and related apparatus installed by or on behalf of Subtenant throughout the Term, and shall contract with a licensed professional contractor (which contract shall be kept in full force and effect throughout the Term) for the inspection, cleaning and maintenance of the HVAC systems, on no less than a semi-annual basis. Subtenant shall also ensure that the HVAC systems are in good working order upon its surrender of the Demised Premises to Sublandlord at the expiration or earlier termination of the Term.

     The location of the HVAC equipment shall be as specified on the plans and specifications for same approved in writing by Sublandlord and Prime Landlord.

25.  ELECTRICAL SYSTEMS.
     ------------------

     Subtenant shall have the right, at its sole cost and expense, to upgrade the current electrical capacity for the Demised Premises for its own use and for its other installations in the Building, to provide for electrical capacity of an amount which shall not interrupt the electrical service to the remaining portions of the Building for service to other tenants and occupants of the Building, nor the operation of the Building systems and equipment. Sublandlord acknowledges that the electrical capacity available at the Demised Premises is currently no less than 1200 AMP @ 480 volts. Subtenant shall in no event disturb or impair the electrical service or equipment serving other tenants of the Building. Subtenant shall place such equipment in an area to be designated by Sublandlord. All such installations shall be in compliance with the terms and provisions of Paragraph 23 of this Sublease as well as Exhibit G, including, but not limited to, Sublandlord's prior written approval of Subtenant's plans and specifications. In the event such additional electrical capacity shall be insufficient to serve Subtenant's electrical needs, Subtenant may, at its expense, with Sublandlord's prior approval, apply directly to the public utility serving the Demised Premises for such additional electrical capacity.

     Subtenant may also install, at its sole cost and expense, an emergency generator system and diesel fuel tank (including necessary conduit, wiring and cabling) to supply a minimum of 500 KW of electrical service to the Demised Premises to provide for continuous uninterrupted telecommunications services, in a location in the Building mutually acceptable to Sublandlord and Subtenant either (i) adjacent to the loading dock area or (ii) in the lowest level of the Building or (iii) on the rooftop of the Building, so long as there is available space for such equipment as set forth in Article 24 above. Any installations on the rooftop which require structural reinforcement of the roof to support Subtenant's equipment shall be performed by Subtenant at its sole cost and expense. Subtenant may also install an electrical grounding system for its equipment. All such installations by Subtenant under this subparagraph shall be in compliance with the terms of Paragraph 23 of this Sublease as well as Exhibit G attached hereto.

     The use of the generator shall be exclusive to Subtenant. Further, Subtenant shall have the right to conduct periodic tests of the emergency power generator following the business hours of all tenants of the Building. No such testing shall be performed until Sublandlord and Prime Landlord have each received reasonable advance notice of same, and such tests shall in no event interfere in any way with the operations of any other tenant or occupant of the Building, or the Building systems and equipment. In no event shall such tests be conducted more often than once per week. Sublandlord shall use all reasonable efforts to cooperate with Subtenant to establish times for such testing which are mutually acceptable to all parties. Sublandlord shall provide information to Subtenant, upon receipt of Subtenant's written request therefor, as to the operating hours of other tenants of the Building which are subtenants of Sublandlord in connection with the Prime Lease.


26.  LIFE SAFETY SYSTEMS.
     -------------------

     Sublandlord warrants that the Building is currently equipped with a fire protection system with life safety features which meet current applicable building code requirements as established by the governmental authority which has jurisdiction of the Building. Subtenant shall have the right to install an FM200 fire suppression system (or substantially similar system) for the Demised Premises, which system shall be separate and in addition to the existing fire suppression system for the Building. Subtenant shall also, at its sole cost and expense, connect its fire suppression system to that of the Building, if such systems are compatible and susceptible to connection. Subtenant may also modify the Building's existing sprinkler system to provide a dry pipe double precaution system for the Demised Premises. Such systems shall comply with all Laws, and the installation of same shall comply with the terms and provisions of Paragraph 23 of this Sublease as well as Exhibit G attached hereto.


27.  SATELLITE DISH.
     --------------

  Subtenant may install, at its sole cost and expense, a satellite dish/GPS receiver on the roof of the Building, so long as: (i) Subtenant obtains the prior written approval of Sublandlord and Prime Landlord of the plans and specifications for same (including, but not limited to, the location of same) and (ii) there is available space on the roof (as set forth hereinabove in Section 24), in a location which can support such equipment. All such installations by Subtenant shall be in compliance with the terms of Paragraph 23 of this Sublease as well as Exhibit G attached hereto.


28.  DEFINITIONS.  The definitions contained in this Sublease shall be used to
     -----------
interpret this Sublease. As used herein, the following words and phrases shall have the following meanings:

     28.1  Alteration.  The term "Alteration" shall mean any addition or change
           ----------
to, or modification of, the Demised Premises made by Subtenant, including, without limitation, fixtures (but excluding Subtenant's Trade Fixtures) and Subtenant's Work as such terms are defined herein.

     28.2  Authorized Representative.  The term "Authorized Representative"
           -------------------------
shall mean the Prime Landlord or its successors or assigns any director, officer, agent, partner, employee, or independent contractor of the specified party or the Prime Landlord or its successors or assigns..

     28.3  Building.  The term "Building" shall mean the leased building as
           --------
defined or referenced under the Prime Lease.

     28.4  Claims.  The term "Claims" shall mean all liabilities, obligations,
           ------
claims, damages, losses, penalties, causes of action, judgments, costs and expenses (including without limitation, reasonable attorneys' fees and expenses).

     28.5   Encumbrance.  The term "Encumbrance" shall mean  any deed of trust,
           ------------
mortgage, or other written security device or agreement affecting the Building, the Demised Premises, the Prime Lease or this Sublease, and the note or other obligation secured by it, that constitutes security for the payment of a debt or performance of an obligation. "Sublandlord's Mortgagee" shall mean the holder of any such security interest that encumbers the interest of Sublandlord under the Prime Lease and/or this Sublease.

     28.6  Floor Area.  The term "Floor Area" shall mean all areas designated by
           ----------
Sublandlord for the exclusive use of a Subtenant (other than the Common Areas) measured from the exterior surface of exterior walls (and extensions, in the case of openings) and to the center of demising walls, and shall include all restrooms, warehouse or storage areas, clerical or office areas, employee areas and similar areas.

     28.7  Force Majeure.  The term "Force Majeure" shall mean any prevention,
           -------------
delay or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain labor or materials or reasonable substitutes therefor, governmental restrictions, governmental regulations, governmental controls, judicial orders, enemy or hostile governmental action, civil commotion, fire or other casualty, and other causes (financial inability or operating performance excluded) beyond the reasonable control of the party obligated to perform.

     28.8  Hazardous Substance.  The term "Hazardous Substance" shall mean any
           -------------------
product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Demised Premises or the Building, is either: (i) regulated or monitored by any governmental authority, or (ii) a basis for liability of Sublandlord or Prime Landlord to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products, by-products or fractions thereof.

     28.9  Law(s).  The term "Law(s)" shall mean any judicial decision, statute,
           ------
constitution, ordinance, resolution, regulation, rule, administrative order, or other requirement of any municipal, county, state, federal, or other government agency or authority having jurisdiction over the parties or the Demised Premises, or both, in effect either at the time of execution of this Sublease or at any time during the Term, including, without limitation, any regulation or order of a quasi-official entity or body (e.g., board of fire examiners or public utilities).

     28.10 Lease Year.  The term "Lease Year" shall mean each period of twelve
           ----------
(12) consecutive calendar months beginning on the Commencement Date if such date occurs on the first day of the month; if not, then on the first day of the month next succeeding the month in which the Term begins. Subsequent Lease Years shall run consecutively, each such Lease Year beginning on the first day of the month next succeeding the last month of the previous Lease Year. Rent and/or other matters which are computed with reference to a Lease Year shall be due and ratably adjusted, on a per diem basis, for any period prior to the first Lease Year and within the Term.

     28.11 Overdue Rate.  The term "Overdue Rate" shall mean the lesser of  (i)
           ------------
the maximum rate permitted by Law or (ii) the prime rate of Wells Fargo Bank, N.A. (or its successor) to responsible and substantial borrowers, in effect from time to time, plus four percent (4%).

     28.12 Rent.  The term "Rent" shall mean Minimum Monthly Rent and all other
           ----
sums payable by Subtenant to Sublandlord under this Sublease.

     28.13 Reportable Use.  The term "Reportable Use" shall mean (i) the
           --------------
installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority. Reportable Use shall also include Subtenant's being responsible for the presence in, on or about the Demised Premises of a Hazardous Substance with respect to which any applicable Law requires that a notice be given to persons entering or occupying the Demised Premises.

     28.14  Subtenant's Work.  The term "Subtenant's Work" shall mean any
            ----------------
addition to or modification of the Demised Premises made by Subtenant pursuant to, and as more particularly defined in, Exhibit F.

     28.15  Subtenant's Personal Property.  The term "Subtenant's Personal
            -----------------------------
Property" shall mean Subtenant's equipment, furniture, merchandise, and moveable property placed in the Demised Premises by Subtenant, including Subtenant's Trade Fixtures, as defined herein.

     28.16  Subtenant's Trade Fixtures.  The term "Subtenant's Trade Fixtures"
            --------------------------
shall mean any property installed in or on the Demised Premises by Subtenant for purpose of trade, manufacture, ornament or related use, provided the same may be removed without material damage to the Demised Premises.


29.  MISCELLANEOUS.
     -------------

     29.1   Time of Essence.  Except as to Sublandlord's  delivery to Subtenant
            ---------------
of possession of the Demised Premises, time is of the essence of each provision of this Sublease in which time is an element.

     29.2   Consent.  Unless otherwise specified in this Sublease, whenever
            -------
consent or approval of either party is required, that party shall not unreasonably withhold such consent or approval.

     29.3   Corporate Authority.  Subtenant shall arrange for certification by
            -------------------
its Secretary as to the authority of the officer of Subtenant executing this Sublease to so bind Subtenant.

     29.4   Successors.  Subject to Paragraph 13 hereof, this Sublease shall be
            ----------
binding on and inure to the benefit of the parties and their successors and assigns.

     29.5   Payments.  Rent and all other sums payable under this Sublease must
            --------
be paid in lawful money of the United States of America. All sums payable to Sublandlord under this Sublease other than Minimum Monthly Rent and Percentage Rent shall be deemed to be additional rent, and Sublandlord shall have the same remedies against Subtenant for the failure to pay such sums when and as due, as Sublandlord has for Subtenant's failure to pay Minimum Monthly Rent or Percentage Rent.

     29.6   Incorporation by Reference.  All exhibits referred to are attached
            --------------------------
to this Sublease and incorporated by reference.

     29.7   No Merger.  No merger shall occur as a result of one entity holding
            ---------
or acquiring the right, title and interest of the Prime Landlord under the Prime Lease and the right, title and interest of the Sublandlord hereunder and/or the Prime Tenant under the Prime Lease unless such party consents to a merger in writing.

     29.8   Governing Law.  This Sublease shall be construed and interpreted in
            -------------
accordance with the laws of the State of Washington.

     29.9   Severability.  The unenforceability, invalidity or illegality of any
            ------------
provision of this Sublease shall not render the other provisions unenforceable, invalid, or illegal.

     29.10  Modification Only by Writing.  This Sublease contains the entire
            ----------------------------
agreement of the parties with respect to the subject matter contained herein and cannot be amended or modified except by a written agreement.

     29.11  Attorneys' Fees.  Article 33 of the Prime Lease is incorporated
            ---------------
herein and made a part of this Sublease.

     29.12  Notices.  Any notice, demand, request, consent, approval, or
            -------
communication that either party desires or is required to give to the other party or any other person shall be in writing and either served personally or sent by prepaid, certified mail or by a reputable national overnight courier service such as Federal Express. Any notice, demand, request, consent, approval or communication that either party desires or is required to give to the other party shall be addressed to the other party at the address set forth in the Fundamental Lease Provisions. Either party may change its address by notifying the other party of the change of address in writing. Notice shall be deemed communicated within forty-eight (48) hours from the time of mailing if mailed as provided in this paragraph.

     29.13  Brokers.  Sublandlord and Subtenant represent and warrant to the
            -------
other that neither party has had any dealings with any real estate broker or agent in connection with the negotiation of this Sublease, other than Grubb & Ellis ("Subtenant's Broker"). Sublandlord has agreed to pay brokerage commissions to Subtenant's Broker in accordance with the terms of a separate agreement. Subtenant and Sublandlord shall each defend, indemnify and hold the other harmless from and against all claims, demands, actions, causes of action, liability and expense (including attorneys' fees) arising from any breach of the warranty specified in this paragraph.

     29.14  Recording.  Subtenant shall not record this Sublease or a memorandum
            ---------
hereof without the prior written consent of Sublandlord, which Sublandlord may withhold in its sole discretion. Subtenant agrees to execute and acknowledge the Memorandum of Sublease attached as Exhibit H, which Sublandlord shall record.

     29.15  Survival of Subtenant's Obligations.  All of Subtenant's
            -----------------------------------
indemnities, waivers, assumptions of liability, duties and obligations hereunder shall survive the expiration or other termination of this Sublease, whether by expiration of time, operation of law or otherwise, to the extent required for the full observances and performance thereof.

     29.16  Removal of Equipment.  Subtenant shall have the right, throughout
            --------------------
the Term, to remove any or all of its equipment from the Demised Premises, including, but not limited to, generators, batteries and UPS systems, so long as Subtenant returns portions of the affected area(s) of the Demised Premises or the Building to the condition which it existed prior to Subtenant's installation of the equipment removed.

     29.17  Access to Demised Premises.  Subtenant shall have access to the
            --------------------------
Common Areas and to the Demised Premises 24 hours per day, seven days per week. Subtenant shall adhere to all of Sublandlord's and Prime Landlord's security requirements at all times in its entry to and occupancy of the Building, provided that Subtenant has been notified of such requirements.

     29.18  Construction of Window Coverings.  Subtenant shall have the right to
            --------------------------------
construct walls or such other coverings over the interior of some or all of the windows of the Demised Premises as may be necessary for the operation of Subtenant's business in therein, so long as Subtenant's modifications shall be in keeping with the historical status designation of the Building, the aesthetics of such modifications, any other reasonable requirements of Sublandlord and Prime Landlord, and Subtenant's compliance with all of the provisions of Paragraph 23 of this Sublease, as well as Exhibit G attached hereto.

     29.19  Fencing.  Subtenant may construct fencing around the existing fixed
            -------
tank and air cooled condensing units and transformer located on the roof of the Building. Any such construction shall be in accordance with the provisions of Paragraph 23 of this Sublease and Exhibit G attached hereto.

     29.20  Costs of Compliance.  Subtenant shall be responsible for all costs
            -------------------
and expenses incurred by or on behalf of Sublandlord in connection with any extraordinary compliance or retrofitting costs necessary in order for Subtenant to perform any work in relation to Subtenant's rights under subparagraphs 29.16 and 29.18, and any work necessary to enable Subtenant to provide telecommunications services to other tenants or occupants of the Building.

     IN WITNESS WHEREOF, the parties hereto have executed this Sublease the day and year first above written.

     Sublandlord:                              Subtenant:

     FADCO, LLC,                               FOCAL COMMUNICATIONS
     a California limited liability company    CORPORATION OF WASHINGTON,
                                               a Delaware corporation

     By: Alamo Group, III, LLC,                By: /s/ Brian F. Addy
         a California limited liability           -------------------------
         company, its member                   Name: Brian F Addy
                                                    -----------------------
                                               Title: EVP
                                                     ----------------------

         By:  /s/ Donald F. Gaube
            ------------------------
            Donald F. Gaube
            President

                                ACKNOWLEDGMENT
                                  (Subtenant)



STATE OF  ILLINOIS               )
        -------------------------)
                                 )SS
COUNTY OF  COOK                  )
        -------------------------)

     I do hereby certify that on this 3rd day of August, 1998, before me, Patricia Lee Metzger, a notary public in and for the County and State aforesaid, and duly commissioned, personally appeared Brian F. Addy, known to me to be the Executive Vice President of FOCAL COMMUNICATIONS CORPORATION OF WASHINGTON who, being by me duly sworn, did depose and say that he resides in Illinois; that he is the Executive Vice President of FOCAL COMMUNICATIONS CORPORATION OF WASHINGTON, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is the corporate seal of said corporation; that, on behalf of said corporation and by authority of its bylaws, he signed, sealed and delivered said instrument for the uses and purposes therein set forth, as its and his free and voluntary act; and that he signed his name thereto by like order. In Witness Whereof, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                     /s/ Patricia Lee Metzger
                                    --------------------------------
      [SEAL OF NOTARY PUBLIC        Notary Public
       STATE OF ILLINOIS            Name:  Patricia Lee Metzger
       APPEARS HERE]                     ---------------------------
                                    Residing at: 13952 W. Dublin Dr
                                                --------------------
                                                Lockport,Il 60441

                                    My Commission expires:


                                         11-6-99
                                    --------------------------------

                                ACKNOWLEDGMENT
                                 (Sublandlord)


STATE OF CALIFORNIA    )
                       )
COUNTY OF CONTRA COSTA )


     On August 7, 1998, before me, Joan Jess, personally appeared Donald F. Gaube, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his/her/their authorized capacity, and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


Signature /s/ Joan Jess
         ------------------------                       (Seal)

                                                      [SEAL OF NOTARY PUBLIC
                                                       CALIFORNIA, CONTRA COSTA
                                                       COUNTY APPEARS HERE]

                               Exhibits

Exhibit                Description               Paragraph        Page
-------                -----------               ---------        ----

A                      Prime Lease               A.               1

B                      Site Plan                 C.               1

C                      Permitted Exceptions      2.3(e)           7

D                      Nondisturbance Agreement  3.3(c)           9
                       Agreement

E                      Intentionally deleted

F                      Subtenant's Work          5.2             11

G                      Construction Provisions   10.3            17

H                      Memorandum of Sublease    29.14           36

                                   EXHIBIT A

                                  Prime Lease

1.  Lease Agreement dated June 15, 1976

2.  Lease Amendment and Understanding dated April 20, 1981.

3.  Lease Amendment dated January 29, 1982.

4.  Lease Amendment Number 3 dated May __, 1982.

                                     LEASE
                                     -----

     THIS LEASE, made and entered into as of the 15th day of JUNE, 1976, is between L.C.F. ASSOCIATES, a Washington limited partnership (hereinafter called "Lessor"), and PAY 'N SAVE CORPORATION, a Washington corporation (hereinafter called "Lessee").

     1. Premises
        --------

     The Lessor does hereby lease to the Lessee, and the Lessee does hereby lease from the Lessor, those certain premises situated in the City of Seattle, County of King, State of Washington, described as follows:

     The entire fourth (4th) floor and the entire third (3rd) floor of that building located on the west side of Sixth Avenue between Pike Street and Pine Street in said City, known as the Decatur Building, the popular address of which is 1521 Sixth Avenue, which building is located on the real property described in Exhibit A, attached hereto; together with the right, subject to the terms and conditions herein contained to use an entrance, lobby area and elevator system in connection therewith in the southeastern corner of the Decatur Building as hereafter described, together with ingress, egress and access for Lessee, its officers, employees, agents, invitees and suppliers, both for the Decatur Building and Lessee's operations in the adjoining M & A Building, in common with other occupants of the Decatur Building, over, on and through all common areas of said building, including stairways, passenger elevators at locations other than the southeastern lobby, one freight elevator and loading areas, ramps and docks, together with the exclusive right to use a reasonable amount of area in the loading/dock area for the storage and removal of trash and refuse, together with easements in the Decatur Building for installation, use and repair of lines, conduits and other paraphenalia necessary to supply to the leased premises power, water, heat, telephone and other utility type services, and together with the right to maintain on the southeastern entrance to the Decatur Building and in the foyer area leading to the elevators connected therewith, reasonable signs identifying Lessee's premises, provided the same comply with all applicable governmental requirements and have been approved by Lessor's architect, which approval shall be given unless based on reasonable professional standards pertaining to the best use of the Decatur Building.

     2.   Term
          ----

     The term of this lease is ten years, commencing on the earlier of (i) that date on which Lessee commences occupancy of the leased premises (occupancy for purposes of renovation, storage and employee lunch room facilities excluded) or
(ii) on the first day of the month following ten months after the execution of this lease or if this lease is executed on the first day of the month, the term will commence ten months after execution. Lessee shall have possession of the leased premises immediately upon the effective date of this lease for purposes of renovating the leased premises, storage of goods and materials and the operation of an employee lunch room.

     3.   Fixed Minimum Annual Rental
          ---------------------------

     Lessee shall pay to Lessor at such place as Lessor from time to time designates, an annual rental of $43,200, payable in twelve equal monthly installments of $3,600. The fixed annual minimum rental shall be paid in advance on or before the first day of each and every month. As used in this lease, the term lease year shall mean each consecutive 12-month period which begins on the anniversary date of the term and end 12 calendar months later. All rental payments shall be made by checks payable to Lessor or any other entity designated by Lessor and mailed to it at the address designated by Lessor, or by check made payable to any other payee or mailed to any other address which Lessor, or any successor in interest to Lessor, may designate in writing.

     Lessee agrees, however, that when it commences use of part of the third floor for its employee lunch room, Lessee shall pay rent on the space occupied by the employee lunch room from the date of occupancy to the date of the term. The rent, which Lessee agrees to pay monthly (prorated as to partial months), shall be $3,600 per month multiplied by a fraction, the numerator of which is the square footage of the lunch room and the denominator of which is the square footage of the entire third and fourth floors.

     No rent shall be due under the terms of this agreement until all improvements to be completed by Lessor prior to the commencement of the lease term have in fact been made in accordance with the standard and specifications applicable to each improvement.

     4.   Taxes, Utility Charges, Etc.
          ----------------------------

     Lessee agrees that it will pay all charges for electricity, water, gas, telephone and all other utility services used on the leased premises. These charges will be separately metered to Lessee's premises, whenever practical, and as agreed upon between Lessor and Lessee. In any case where separate metering cannot be practically accomplished, Lessee shall pay its share of the cost of utilities based on actual use between the leased premises and the rest of the

Decatur Building based on recommendations of the utility company supplying the service involved, provided that if a reasonably accurate allocation cannot be obtained from that source, the allocation shall be based on Lessee's pro rata share as defined in this lease. For the first year of the term, Lessor may apportion the cost of unmetered utilities based on Lessee's pro rata share as hereafter defined, subject to adjustment at the end of said first year, based on Lessee's actual share of the cost of the utility involved as determined above. If unmetered utilities are paid on an estimated basis, they shall be adjusted from time to time, at the request of either party, to Lessee's actual share as determined above. Lessee further agrees to pay all taxes and assessments upon the leased premises and all taxes and assessments attributable to the Southeastern entrance, lobby and two elevators connected therewith (hereinafter said area and the two elevators in connection therewith are referred to as the "Southeastern Entrance Area"), which are payable during the original lease term or any renewal thereof; provided, however, that, if other occupants of the Decatur Building, including Lessor use on a regular basis the Southeastern Entrance Area, then the Lessee and Lessor shall share on a pro rata basis the taxes on the Southeastern Entrance Area. The term use shall not include said other occupants' or Lessor's occasional infrequent use of the Southeastern Entrance Area. The pro rata share of each shall be computed as follows: the taxes attributable to the Southeastern Entrance Area shall be multiplied by a fraction, the numerator of which is the square footage of floor area leased to Lessee and the denominator of which is the total square footage of floor space on the second, third and fourth floors of the Decatur Building. Lessee shall pay an amount equal to the product of the multiplication. Lessor shall pay the balance of the taxes which are attributable to taxes on the Southeastern Entrance Area. The parties shall attempt to have the real property taxes and assessments against the Decatur Building segregated as to the leased premises, the Southeastern Entrance Area and the rest of the Decatur Building, with such segregation to include attributing to the leased premises a pro rata share of the taxes and assessments against the land, which pro rata share shall be 16.425% for each floor in the Decatur Building leased by Lessee (hereafter Lessee's pro rata share). In the event segregation of taxes is not accomplished, the taxes and assessments shall be prorated based on the computations, including work papers, used by the King County Assessor in appraising the Decatur Building, including land; provided, if such computations are not available or do not indicate the Assessor's method of distinguishing between floors for assessment purposes, Lessee shall pay a pro rata share is defined above. If at any time during the lease term a tax or excise on rent payable hereunder is levied or assessed by the United States or the State of Washington against the Lessor, such tax or excise shall be considered taxes for purposes of this paragraph. Excluded from the term "tax" are all general income taxes, gift taxes, inheritance and/or estate taxes. Taxes assessed during the term, but payable in whole or in installments after the termination of this lease, and assessments which are covered by bond or payable in installments, shall be adjusted and prorated and Lessor shall pay the prorated share thereof for the period subsequent to the term, and Lessee shall pay the prorated share thereof for the term of this lease. Taxes shall be prorated as of the termination of this lease.

     5.   Improvements by Lessee
          ----------------------

     It is understood Lessee plans to "remodel" the premises and make improvements pursuant to constructing office space therein, including work in other areas of the Decatur Building necessary to permit Lessee's operation in the leased premises and including changes necessary to permit free access between the leased premises and areas occupied by Lessee in the adjoining M & A Building; and in this connection, Lessor, who leases all or a portion of the M & A Building to Lessee, consents to Lessee renovating the M & A Building to provide for such access between the two buildings. Lessee may place or install in the leased premises such fixtures and equipment as it shall deem desirable for the conduct of business therein, and may paint the premises such colors as it elects. Personal property, fixtures and equipment used in the conduct of Lessee's business (as distinguished from fixtures and equipment used in connection with the operation and maintenance of the building improvements) placed by Lessee on or in said premises (even though placed prior to the commencement of said term), shall not become a part of the realty, even if nailed or screwed or otherwise fastened to the premises, but shall retain their status as personalty and may be removed by Lessee at any time. In the event Lessee does not remove its personal property and trade fixtures from the leased premises within 45 days following the termination of the lease term and any option, Lessor may treat said fixtures as abandoned, retain the fixtures as a part of the leased premises, or have the personal property and fixtures removed from the leased premises and charge Lessee with the expense of removing said fixtures. Lessee may obliterate any signs or color effect installed by it. Any damage caused the leased premises by the removal of Lessee's personal property or fixtures shall be repaired by Lessee at its expense. Lessee agrees that it will not permit any mechanic's, materialmen's, or other liens to stand against the leased premises for work or materials furnished Lessee in connection with any construction or improvements made by Lessee or Lessee's agents within the premises.

     6.   Lessee's Assumption of Liability
          --------------------------------

     Lessee agrees that, during the original term of this lease and any extension thereof, it will indemnify and save Lessor harmless from any and all liability, damage expense, cause of action, suits, claims or judgments arising from injury to person or property on the leased premises, except such as may arise out of the willful or negligent act of Lessor, or Lessor's agents or employees.

     Lessee shall at all times provide a comprehensive general liability policy containing an endorsement for public liability insurance covering the premises in an amount not less than $300,000 in respect to the injury or death of a single person, and to the limit of $1,000,000 in respect to any one occurrence, and to a limit of not less than $50,000 in respect to property damage, subject to such deductible insurance programs as Lessee's financial condition reasonably justifies. Lessor shall be named as an additional insured under the comprehensive general liability policy.

     In addition to the comprehensive general liability policy referred to in the preceding subparagraph of this paragraph, Lessee agrees to obtain and keep in force an umbrella excess liability policy of insurance in an amount of $1,000,000 in addition to the dollar amount of the endorsement in the comprehensive general liability policy. In addition, Lessor at its option shall be named as an additional insured under the umbrella excess liability policy with any increased premiums resulting from Lessor being carried on said excess liability policy being for the amount of Lessor.

     In the event Tenant's net worth decreases from what it was at fiscal year end January 31, 1976, all insurance policies required herein shall be reviewed every three years and adjusted to reflect any changes in conditions thereof as Lessor reasonably requires.

     The insurance policies provided for in this paragraph shall be placed with or written by responsible insurance companies of sound financial condition, authorized by the appropriate governmental authorities to write insurance in the State of Washington.

     7.   Repairs to Leased Premises
          --------------------------

     Lessee accepts the leased premises in the condition they are in on the date this lease is signed, with such changes therein from the date of this lease to the date the term commences as Lessee approves.

     Lessee shall, during the term of this lease or any extension thereof, keep the leased premises in good order, repair, and in a neat, clean condition, except for reasonable wear and tear and casualty damage caused by fire, earthquake, tornado, the elements, acts of God, or other casualty beyond the control of Lessee to the leased premises during the lease term or any extension thereof.

     Lessor shall, during the full term of the lease and any renewals thereof, keep the structural portions of the leased premises and the Decatur Building, including, but not limited to, the roof, walls (except glass in the leased premises), foundations, basic floors of the leased premises, the plumbing connected therewith (except plumbing within the leased premises), and the common areas of the building of which the leased premises a part, including the Southeastern Entrance Area, in good condition and repair. Provided, however, Lessee shall reimburse Lessor for expenses incurred by Lessor in connection with the nonstructural maintenance and/or operation of the Southeastern Entrance Area. In the event that all or a portion of the second floor of the Decatur Building is occupied by a third party or occupied by Lessor or its agents and said occupant or Lessor uses on a regular basis the Southeastern Entrance Area, then the expenses incurred in connection with the maintenance, repair and operation of the Southeastern Entrance Area shall be prorated between Lessor and Lessee according to the formula set forth in paragraph 4 hereof for the proration of taxes on the Southeastern Entrance Area. Lessee agrees to give Lessor notice upon observing any defect requiring repair. Should Lessor fail to make the repairs within a reasonable time following receipt of the notice, Lessee may make such repairs and deduct the expenses of making the same from the rent accruing. Lessee agrees, however, that before commencing any repairs that could lead to a set off against rents, it will give to the holder of the first mortgage or first deed of trust beneficiary (hereafter Lessor's lender) at less: 30 days' advance written notice of such repairs and shall afford the Lessor's lender an opportunity to commence the cure of any default of Lessor in making such repairs and so long as the lender commences said cure within said 30-day period and continues such cure, Lessee will not commence said repairs nor set off against rents. If during the making of any repairs or alterations herein required to be made by Lessor any part of the premises in excess of 25% of the floor area of the leased premises are uninhabitable for Lessee's purposes for more than three days, credit against rent for the uninhabitable portion of the leased premises shall be given for the period of time the spaces are uninhabitable based on the uninhabitable floor space compared to the floor space of the leased premises.

        Lessor may enter the leased premises at any reasonable time on reasonable notice to Lessee (except that no notice need to be given in case of emergency for purposes of inspection or making of such repairs as required of Lessor in the lease herein on or about the premises as Lessor deems necessary or desirable.

        At the expiration of the lease term, or any extension or renewal thereof, Lessee shall leave the leased premises in good condition, allowance being made for ordinary wear and tear and damage by fire or by earthquake, tornado, the elements, acts of God, or other casualty beyond the control of Lessee excepted. Lessee shall not be required to restore the leased premises to the condition in which the leased premises are in as of the commencement of the term hereof; it being agreed that Lessor shall accept the leased premises with such alterations, remodeling, additions or new construction as may have been made pursuant to the authorization contained in this lease agreement.

        8.      Assignment
                ----------

        Lessee shall not have the right to assign, let or sublet the whole or any part of the Lessee's rights under this lease without the consent of the Lessor, except that such consent shall not be required for assignments or subleasing for uses comparable to Lessee's use of the leased premises; provided, however, that in the event the Lessee assigns or sublets any or all of its rights under this lease, it shall nevertheless remain liable to Lessor for the full payment of rent according to the terms hereof.

     9.  Holding Over
         ------------

     If Lessee holds over or remains in possession of the leased premises after expiration of this lease or after any sooner termination thereof, without any new lease of said premises being entered into between the parties hereto, or any option hereinafter contained being exercised by written notice, such holding over or continued possession shall, if rent is paid by Lessee, and accepted by Lessor for or during any period of time Lessee holds over or remains in possession, create a tenancy from month to month only at the last monthly rental and upon the terms (other than length of term, or option for renewal, purchase or cancellation) herein specified, which may at any time be terminated by either party by 30 days' written notice given to the other party.

     10. Quiet Possession
         ----------------

     Lessor further covenants that it had full right, power and authority to make this lease. Lessor covenants that so long as Lessor is the owner of the leased premises, Lessee shall have quiet and peaceful possession thereof as against any adverse claim of Lessor or any party claiming under Lessor.

     11. Lessee's Default, Lessor's  Default
         -----------------------------------

     If Lessee is in default in the payment of any sum or sums, whether stated as fixed amount or as a variable amount or as a pro rata share, and whether payable to Lessor, taxing authority, or other third person named herein, which sum or sums is/are payable by Lessee hereunder, and if such default continues for more than 20 days after written notice from Lessor, or if Lessee is in default with respect to the performance of any other term, covenant or condition required to be kept or performed by Lessee, and if such default continues for more than 30 days after written notice from Lessor (or if such last mentioned default is of such a nature that it cannot with due diligence be cured within such 30-day period, then if Lessee fails to commence the curing thereof forthwith after such notice and thereafter to complete the curing thereof with due diligence): or if Lessee abandons the demised premises; or if Lessee breaches any of its obligations hereunder which cannot be cured; then in any event Lessor shall have the right, at Lessor's option and without limiting Lessor in the exercise of any other remedy which Lessor may have hereunder or by law or equity to which Lessor may resort, either cumulatively or in the alternative, to the following;

     (a) To declare this lease at an end and upon giving notice of same, Lessor may re-enter the demised premises and take exclusive possession thereof, and thereupon Lessee shall have no further claim therein or hereunder.

     (b) Without terminating this lease, Lessor has the option of continuing this lease in effect for so long as Lessor does not terminate Lessor's right to possession, and Lessor may enforce all of its rights and remedies under this lease, including the right to recover rent as it becomes due under this lease.

     (c) To cure any such default or any portion thereof for the account of and at the expense of Lessee either concurrently with, or at any time before or after, the exercise of any other remedy granted herein by law, in which event all costs and expenses paid or incurred by Lessor in connection with the curing of such default shall be due and payable by Lessee to Lessor. Lessor shall have the right at any time subsequent to any such curing, to exercise any right or remedy herein granted to Lessor which may have arisen by reason of the default so cured.

          Lessor may, at any time after breach of this lease by Lessee, relet the demised premises and Lessor shall be entitled to the difference between the rent received from the new lessee, less the expenses of reletting the premises, and the rent provided for under the terms of this lease agreement. Efforts by Lessor to mitigate the damages caused by Lessee's default shall not be deemed a waiver by Lessor of any of Lessor's options or rights to recover damages under this paragraph.

          In the event of default, all of the Lessee's fixtures, furniture, equipment, improvements and alterations shall remain on the subject premises and in that event, and continuing during the length of said default, Lessor shall have the right to take the exclusive possession of same and to use same, rent or charge free, until all defaults are cured, or, at its option, upon notice at any time during the term of this lease, to require Lessee to forthwith remove same. If Lessee fails to remove such property within 20 days after such notice, then Lessor may treat such property as having been abandoned and said property will become the property of Lessor and Lessor may use, sell, or otherwise dispose of all such property in such manner as Lessor deems available.

                 Unless otherwise specifically provided herein, any sum payable to Lessor hereunder which is not paid when due shall bear interest at the rate of 10% per annum from the date same becomes due until paid.

           (d) In the event any proceeding under the Bankruptcy Act or any amendment thereto is commenced by or against Lessee and is not dismissed within 60 days thereafter, or in the event Lessee is adjudged insolvent or makes an assignment for the benefit of its creditors, or if a receiver is appointed in any proceedings or action to which Lessee is a party, with authority to take possession or control of the demised premises or the business conducted therein by Lessee and such receiver is not removed and relieved of authority insofar as the demised premises is concerned within 30 days thereafter, then the occurrence of any such event shall be deemed to constitute and shall be construed as a repudiation by Lessee of its obligations hereunder and a breach of this lease, and thereupon at Lessor's option, exercisable at any time thereafter, this lease shall cease to be an asset of Lessee or Lessee's estate and Lessor shall have the right after the exercise of such option, to forthwith enter and repossess the demised premises and to enjoy any and all of the other rights and remedies granted by this paragraph which accrue to the benefit of Lessor upon a default of Lessee, which default is not cured within the period of time stipulated.

     In the case of default by Lessor in the performance of any covenant or agreement herein contained, and such default shall continue without Lessor commencing and preceding with due diligence to cure any such default for 30 days after receipt by Lessor of written notice thereof given by Lessee, its agent or attorneys, then, provided Lessee gives notice to Lessor's lender and an opportunity to commence and cure default as set out in Paragraph 7 above, no rent shall be paid or become payable under this lease for such time as such default shall continue after the expiration of said 30-day period, and Lessee, at its option, may:

           (a) Declare the term ended and vacate the leased premises and be relieved from all further obligation under this lease;

           (b) Pay any sum necessary to perform any obligation of Lessor hereunder and deduct the cost thereof, with interest in the amount of 10% per annum from the rents thereafter to become due hereunder. Subject to the 30-day notice (50 days as to minor matters which do not interfere with Lessee's reasonable use of the premises and the exercise of the rights granted under this lease) and notice to

     Lessor's lender, the performance of each and every agreement herein contained on the part of Lessor shall be conditioned precedent to the right of Lessor to collect rent hereunder or to enforce this lease as against Lessee. Notwithstanding anything to the contrary in this lease, Lessor shall not be in default under any provision of this lease unless written notice specifying such default is mailed to Lessor and to any and all mortgagees and/or trust deed holders of which Lessee has, prior to such notice, been notified in writing. Lessee agrees that any such mortgage or trust deed holder shall have the right to cure such default on behalf of Lessor within 30 calendar days after receipt of such notice. Lessee further agrees not to invoke any of its remedies under this lease until said 30 days have elapsed, or during any period that such mortgages or trust deed holder is proceeding to cure such default with due diligence, or is taking steps with due diligence to obtain a legal right to enter the leased premises and cure the default.

     12.   Insurance
           ---------

     Lessor agrees that it will, during the original term hereof, or any renewal thereof, at its expense, keep in effect upon the leased premises, fire insurance with extended coverage endorsement, written by a responsible insurance company or insurance companies authorized to do an insurance business in the State of Washington, in an amount equal to not less than 90% of the insurable replacement value new of the entire building of which the leased premises are a part, said policy or policies of insurance to provide that payment for any losses covered under or by said policy or policies of insurance shall be made to Lessor and/or Lessee and/or any mortgagee and/or assignee designated by Lessee and approved by Lessor from time to time, as their respective interests may appear; provided, however, that Lessor and Lessee each may appear; provided, however, that Lessor and Lessee each agree to cooperate with each other in the adjustment of any claim or claims with the insurance carriers and the proceeds of any insurance recovery shall be used to repair, alter, improve or restore the leased premises, subject to such controls thereon as shall be required by Lessee's and Lessor's lenders, mortgages or deed of trust holders. Notwithstanding the above, if the premises are substantially damaged or destroyed during the last three years of the initial 10-year term, as then extended, Lessor shall have the right to terminate the lease and not be subject to the penalty provisions entitled "Penalty for Termination of the Lease" herein and Lessor shall not be required to repair, alter or restore the leased premises if substantially damaged or destroyed during the last three years of the initial ten-year term or any option period (if an option has been exercised), unless, within 60 days after said occurrence, Lessee exercises an additional five-year option to extend the term of the lease pursuant to the option clause herein; if the leased premises are substantially damaged or destroyed during the last option period, Lessor shall have the right to terminate the lease without being subject to the penalty clause entitled "Penalty for Termination of the Lease" herein and Lessor shall not be required to restore or rebuild the premises. Should Lessor exercise its option to terminate the lease, Lessee may make claim for damage to fixtures and improvements owned by Lessee, provided said amount shall not exceed the amount set forth in the penalty clause entitled "Penalty for Termination" set forth herein.

     Lessee shall reimburse Lessor for Lessee's pro rata share of the insurance premiums paid by Lessor to insure the leased premises. Lessee's pro rata share of the insurance premium shall be 16.425% for each floor leased, of the premiums paid by Lessor to insure the entire building and insurance premiums directly attributable to the Southeastern Entrance Area, provided that any increase in insurance premiums over the insurance premiums now payable on the Decatur Building resulting from increased rates due to a change in the use of the space in the Decatur Building which is not occupied by Lessee shall be for Lessor's account.

     13. Options to Extend Term
         ----------------------

     Lessor hereby grants to Lessee the right, at Lessee's option, to extend the term of this lease of the premises for three separate and additional periods of five years each after the expiration of the term hereof, each of said periods of the same terms and conditions. These options shall be exercised by written notice given to Lessor or delivered or mailed to Lessor, at the address at which the rent is then payable, at least one year before the expiration of the original term hereof, or, in the event Lessee has previously exercised one option herein given, such notice shall be given at least one year before the expiration of the original term hereof, or, in the event Lessee has previously exercised one option herein given, such notice shall be given at least one year before the expiration of the option term then in effect. The parties hereto agree that a new lease need not be executed upon the exercise of any of these options, but that this lease will remain in full force and effect, changed only as to the matters specified in this paragraph; provided, however, that the annual rental for each of the option periods shall be determined as follows:

          (a) The annual rental during the first option period shall be $49,680, payable in 12 equal monthly installments of $4,140 in advance on or before the first day of each and every month during said option.

               (b) The annual rental during the second option period shall be $57,132, payable in 12 equal monthly installments of $4,761 in advance on or before the first day of each and every month during said option.

               (c) The annual rental during the third option period shall be $65,702, payable in 12 equal monthly installments of $5,475 in advance on or before the first day of each and every month during said option.

               (d) Any extension of the lease term for the leased premises shall automatically extend the lease on the M & A Building pursuant to paragraph 21 herein and the second floor, if the option for the second floor has been exercised.

          14.  Decatur Second Floor Option
               ---------------------------

          Lessor hereby grants to Lessee the right, at Lessee's option, at any time during the initial ten-year term of this lease, to lease the entire second floor of the Decatur Building (this being the building in which "the premises" hereinbefore defined and identified, are located), herein-after called "second floor." Lessee has the right to lease under the following conditions:

               (a) Lessee may lease said second floor for an initial term, with three additional options for five years each. The length of the initial term shall be such that it shall terminate on the same date as the initial ten-year term of "the premises," hereinbefore defined as the entire fourth (4th) and entire third (3rd) floors of the Decatur Building. The annual rental for the second floor during the initial term shall be $24,840, payable in twelve equal monthly installments of $2,070 on or before the first day of each and every month during said initial term.

               Lessee may notify Lessor by written notice of Lessee's intent to lease said second floor at any time following the expiration of 42 months following the commencement date of this lease. The commencement date of Lessee's initial term of occupancy of said second floor shall be 18 months following Lessee's notification of Lessor of Lessee's intent to lease.

               It is understood Lessor may, at Lessor's option, lease said second floor to others during Lessee's initial ten-year lease term in the premises, but all such leases entered into by Lessor shall specifically refer to and be subject to Lessee's rights as set forth in this paragraph 14, "Decatur Second Floor Option." Should it be necessary for Lessor to pay to such other tenant a

"penalty fee" for said other tenant's vacating said second floor upon notice by Lessor to permit occupancy by Lessee, Lessee shall share one-half the cost of said penalty fee. In no event shall Lessee's share of said penalty fee exceed $7,500. Lessor shall furnish Lessee sufficient documentary evidence to substantiate any claims made by Lessor of Lessee under the terms of this paragraph.

     (b) If Lessee elects to exercise its right to extend the term of its lease pursuant to Paragraph 13 of this Lease Agreement for the first additional five-year period, the annual rental for the second floor during the first additional five-year option period shall be $28,566, payable in 12 equal monthly installments of $2,380.50 on or before the first day of each and every month during said first additional five-year option period.

     (c) If Lessee has exercised its right to extend for the first additional five-year option period and elects to exercise its right to extend the term of its lease pursuant to Paragraph 13 of the Lease Agreement for the second additional five-year option period, the annual rental for the second floor during the second additional five-year option period shall be $32,850.90, payable in 12 equal monthly installments of $2,737.55, on or before the first day of each and every month during said second additional five-year option period.

     (d) If Lessee has exercised its right to extend for the first and additional five-year option periods and elects to exercise its right to extend the term of its lease for the third additional five-year option period, the annual rental for the second floor during the third additional five-year option period shall be $37,777, payable in 12 equal monthly installments of $3,148, on or before the first day of each and every month during said third additional five-year option period.

     15.  Condemnation
          ------------

     In the event that any person or corporation, municipal, public, private or otherwise, shall at any time during the original term or any renewal option term hereof, condemn and acquire title to the leased promises or any substantial portion thereof or to any easement therein, in or by any condemnation proceedings pursuant to any law, general, specific or otherwise, and said condemnation renders the leased premises unsuitable for Lessee's business operation, Lessee may, at its option, give notice of its intention to cancel this lease, effective not later than 30 days after such condemnation deprives lessee of possession of the Leased premises, or any portion thereof, or to any easemant therin, provided such notice of intention to cancel shall be given by Lessee to Lessor not later than 45 days after the service of summons and complaint on the Lessee in said condemnation action, or 15 days prior to the trial for assessment of damages, whichever first occurs. In the event lessee elects to cancel this lease as aforesaid, the award or payment made in respect of the condemnation proceeding shall be distributed to the Lessor and lessee as follows:

          (a) A sum necessary to pay off and satisfy fifty percent of the unamortized cost of the Improvement to the leased premises, the second floor of the Decatur Building, and the Southeastern Entrance Area. The cost schedule for each of these improvements is set forth in Paragraph 23. Penalty for Termination.
                   -----------------------

          (B) The balance of the award or payment after the obligation referred to in "a" above has been paid, shall be paid to Lessor.

     In the event that a portion of the leased premises is condemned at any time during the original term or any renewal option term thereof, but said taking does not affect or take a substantial portion of the leased premises or the second floor and this lease is not cancelled as herein provided, then the entire award shall be paid to Lessor, and the Lessor shall, as soon as possible thereafter, restore the leased premises to a condition which is substantially similar and of at least the quality of the leased premises prior to the condemnation.

     16.  Second Floor Improvement by Lessor
          ----------------------------------

     It is understood Lessor may cause certain improvements to be made to the second floor prior to lessee's occupancy of said second floor pursuant to Lessee's options to lease herein. To the extent that said improvements can be reasonably utilized by Lessee, should Lessee exercise its right to lease, the cost of said improvements shall be amortized at the rate of five percent per annum for each year that Lessee occupies the second floor pursuant to Lessee's option to lease. The amortized portion of the cost of improvements reasonably utilized by Lessee shall be deducted from the $405,000 limit covered in paragraph 23., "Penalty for Termination." The cost of improvements shall consist of any direct costs or pro rata share costs applicable to the utility or mechanical improvements of the second floor, including those monies expended for heating, ventilating and air conditioning; electrical vault, primary and secondary electrical, lighting fixtures conduit and outlets.

     17.  Coordination of Improvements
          ----------------------------

     The parties hereto agree to cooperate in the planning and coordination of the design and implementation of the improvements of said second floor to effect the greatest efficiency and least loss and waste of improvements caused to be made by Lessor, should Lessee elect to exercise its right to lease herein. Said coordination will involve planning and cooperation by the parties hereto and any agents, architects, engineers, contractors and consultants employed by the parties, and will include written notification given to Lessor by Lessee, identifying those items of improvements which can be utilized by Lessee, should Lessee elect to exercise its rights to Lease hereunder.

     Pursuant to the terms of this paragraph and the previous paragraph 16, the rent payable by Lessee shall be increased over that amount stated in paragraph 14 (a) herein by an amount equal to one percent per month, of that amount spent by Lessor on those improvements to said second floor which will be utilized by Lessee, as defined above, during Lessee's occupancy of said second floor. Lessor will furnish to Lessee an itemization of the costs of improvements made by Lessor within said second floor within six months following the completion of said improvements.

     18.  Improvements by Lessor
          ----------------------

     Lessor shall, at Lessor's expense, be responsible to cause certain improvements to be completed prior to commencement of the term of this lease, it being understood Lesee's access to and quiet enjoyment of the premises shall not be impaired. Said improvements by Lessor are as follows:

          (a) Roof: Roof shall be rebuilt or repaired to a condition to insure protection and dry conditions, it being the responsibility of Lessor to maintain the roof during Lessee's tenancy.

          (b)  Exterior building cleanup: The eastern
     exterior wall of the Decatur Building shall be cleaned by a contractor of Lessor's choice by that method; steam, chemical, detergent, sand or glass blasting, or other, at Lessor's option, it being the responsibility of Lessor to maintain the building exterior, not including window replacement and window cleaning, during Lessee's tenancy.

     (c) Stairs, ingress, egress, etc: It shall be the responsibility of Lessor to insure that all applicable fire, building or other municipal codes and requirements are met regarding stairways, elevators, access and all ingress to and egress from the Decatur Building.

     (d) Water and sewer service: Water service and sewer service in capacities sufficient to satisfy Lessee's reasonable and ordinary needs and to meet all applicable codes and requirements shall be provided to the premises and to the second floor (second floor services will be supplied when Lessee occupies that space) by the Lessor. It is understood that the service charge assessed by the utility supplying water and all other utilities consumed by Lessee during Lessee's occupancy of the premises and the second floor shall be borne by Lessee.

     (e) Elevators: In the event Lessor shall cause the present passenger elevator in the Decatur Building to be made operable, meeting all the applicable codes and requirements, the passenger elevator shall be equipped with security devices which under Lessee's control can prohibit access or restrict access to the floors occupied by Lessee for such periods of time or days of the week that Lessee shall cause the elevators to be shut off or restrict service to the floors occupied by Lessee. There is presently one freight elevator in the Decatur Building. Said freight elevator in the Decatur Building will be made operable, meeting all applicable codes and requirements. The freight elevator and the passenger elevator or elevators will be made available for the general non-exclusive use of Lessee between 7:30 a.m. and 6:00 p.m., Mondays through Fridays, or more, at Lessor's option, throughout Lessee's occupancy in the Decatur Building. Provided, however, Lessee shall, subject to reasonable security measures agreed upon by the parties, have the right to use the areas designated by Lessor for the entrance, elevator systems and common areas of the Decatur Building at all times Lessee so desires.

     (f) Electrical vault: Lessor will cause to be constructed an electrical vault adequately sized to contain the electrical transformers necessary to serve the reasonably expected needs of the Decatur Building. Lessee will pay to Lessor its pro rata share of the cost of said electrical vault, and the cost of bringing (primary) power from said electrical vault to Lessee's electrical panel within Lessee's premises. Lessee's architect and/or engineer will be consulted by Lessor or Lessor's agent, architect, engineer or contractor and Lessor will cause the design and construction of said electrical vault to be adequate to serve Lessee's electrical needs. Location, design and type of construction of said electrical vault shall be determined by Lessor, subject to Lessee's reasonable approval as the same affects the fourth, third and second floors. Lessee's pro rata share of the costs referred to in this paragraph shall not exceed $5,000 per floor, payable as to the fourth and third floors within 10 days after completion thereof, and receipt by Lessee of an itemized statement of Lessor's actual costs, and payable as to the second floor when Lessee elects to exercise its option to lease the second floor.

     19.  Southeastern Entrance and Elevators.
          -----------------------------------

          (a) Lessor shall, prior to the commencement of the term of this lease, cause to be constructed in the southeastern corner of the Decatur Building, at a location on the first floor of the building which is mutually acceptable to each party, a common entry, lobby and two-car elevator system, hereinafter called the "Southeastern Entrance Area." The Southeastern Entrance Area shall be for the non-exclusive use of Lessee and shall provide for the ingress and egress of Lessee, its employees, agents and invitees. The Southeastern Entrance Area shall be available for Lessee's non-exclusive use at all times. Each of the elevators shall be equipped with a security device which, under Lessee's control, can prohibit access or restrict access to the leased premises for such periods of time or days of the week that Lessee shall elect. Notwithstanding anything in this lease to the contrary, in no event shall the term of this lease commence until the Southeastern Entrance Area is completed in accordance with the plans and specifications approved by the parties, provided, however, in the event the improvements to the Southeastern Entrance Area are not completed on the date the term is scheduled to commence in accordance with paragraph 2, Term and said delay is due to the Lessee's
                                  ----
     negligence, willful misconduct, to changes made to the approved plans and specifications submitted by Lessee's architect, or in the event the Lessee elects to have the contract for construction of the improvements to the Southeastern Entrance Area awarded on a sealed bid basis in accordance with Paragraph 19(g) hereof, and said election causes a delay in the completion of the improvements, then the term shall commence on the date the Southeastern Entrance Area is completed less the number of days which Lessee's negligence, willful misconduct, change orders required by Lessee and/or election to have the contract awarded on a sealed bid basis extended the completion date for the construction of the improvements to the Southeastern Entrance Area.

          (b) The Southeastern Entrance Area shall contain no more than one and one-half bays, the exact location, and dimensions of the Southeastern Entrance Area shall be set forth in the plans and specifications approved by the parties. A description of the Southeastern Entrance Area shall be made a part of the Memorandum of Lease to be recorded pursuant to the terms hereof.

          (c) The construction of the Southeastern Entrance Area shall be completed in accordance with plans and specifications prepared by an architect retained by the Lessee. Said plans and specifications are subject to the approval of Lessor, which approval shall not be unreasonably withheld. Lessee shall, within 60 days following the execution of this Lease Agreement, submit plans and specifications to Lessor for its approval. Lessor shall approve or disapprove the plans and specifications submitted within 15 days after receipt from Lessee. If Lessor neither approves nor disapproves the submitted plans in writing within said 15-day period, then the plans and specifications submitted shall be conclusively presumed to be approved. In the event Lessor disapproves the plans and specifications submitted, the parties shall attempt to resolve the conflict which exists over the plans and specifications. If the parties cannot agree upon plans and specifications for construction of the Southeastern Entrance Area within 90 days following the original notice of disapproval by Lessor, then Lessee may, at its option, terminate this lease.

          (d) The original expense of having plans and specifications for the construction of the Southeastern Entrance Area prepared shall be paid by Lessee. The expense shall be included in the definition of construction cost. The dollar amount paid by Lessee directly to its architect shall be credited against the Lessee's share of the construction costs for the Southeastern Entrance Area.

          (e) The parties estimate that the cost of construction of the Southeastern Entrance Area shall be $255,000. In the event the construction costs are $255,000, Lessee will reimburse Lessor for $70,000 of the construction costs. Said reimbursement payments shall be made by Lessee to Lessor according to the progress payments set forth in the construction contract for the Southeastern Entrance Area. Lessee shall, at the times prescribed in the construction contract, pay to Lessor its pro rata share of the progress payment or the final payment. In the event the construction costs exceed $255,000, Lessee shall reimburse Lessor $70,000, plus the amount by which the construction costs exceed $255,000. In the event construction costs are less than $255,000, the cost saving shall be shared by the parties hereto on a pro rata basis with Lessee receiving 70/255 of the cost savings and the Lessor receiving 185/255 of the cost saving.

          (f) As used herein, the term construction costs shall mean and include all costs of constructing the improvements to the Southeastern Entrance Area in accordance with the plans and specifications submitted by Lessee's architect and approved by Lessor, including architect and engineering fees, Washington State sales tax, costs of permits and reports required by governmental authorities and payment and/or performance bonds required by Lessee, but excluding administrative expenses, financing charges and other miscellaneous expenses not directly associated with the construction of improvements.

          (g) At Lessee's option, the contract for construction of the Southeastern Entrance Area shall be awarded on a sealed-bid basis from a list of bidders which has been approved by Lessee in writing.

          (h) In the event that neither Lessee nor Lessor is able to obtain a negotiated contract or a bid contract for a total construction cost of $255,000 or less, then Lessee at its option may cause its architect to amend the plans and specifications for the construction of improvements to the Southeastern Entrance Area and elevator system. The improvements to be constructed by Lessor shall then be made in accordance with the amended plans and specifications.

          (i) Lessor shall, promptly after completion of the Southeastern Entrance Area, furnish to Lessee an itemized summary of the construction costs, and such costs shall be subject to audit by Lessee's authorized representatives, provided, the audit must be commenced within 60 days after receipt of the final itemized summary. Said audit is to be completed with due diligence. Lessee and/or Lessor shall remit any difference found to be owing within 15 days, if the audit proves there has been a mistake as to the sum owed by each party.

          (j) The parties each acknowledge that at some date in the future Lessor may, at its option, and at its expense, expand the Southeastern Entrance Area by providing elevator service to the basement floor of the Decatur Building. In the event that the Lessor does expand the Southeastern Entrance Area by providing elevator service to the basement floor, the then existing elevator system, the pro rata share of Lessee and Lessor for taxes, repair, maintenance and cleaning expenses shall be adjusted and the following formula shall determine the pro rata share of Lessor and Lessee.

               The total amount of taxes, repair, maintenance and cleaning expense attributable to the Southeastern Entrance Area shall be multiplied by a fraction, the numerator of which is the square footage of floor area of the Decatur Building leased to the Lessee and the denominator of which is the total square footage of the basement, second floor, third floor and fourth floor of the Decatur Building. Lessee shall reimburse Lessor an amount equal to the product of the multiplication; the balance shall be for Lessor's account.

          (k) In the event Lessor does elect to expand the Southeastern Entrance Area, Lessor shall complete said expansion as quickly, quietly and neatly as possible. At all times during the expansion of the Southeastern Entrance Area, the entrance is to be open and usable and at least one elevator is to be in service at all times.

     20.  Pro Rata Share
          --------------

     Within ten days following the date Lessor has delivered or mailed to Lessee an itemized statement for taxes or insurance which have accrued from the date of this lease to the date the term commences on the Decatur Building and land, Lessee shall pay to Lessor an amount equal to its pro rata share of the real estate taxes, assessments and all charges for fire and extended coverage insurance levied against or applicable thereto.

     21.  M & A Building Lease to Continue
          --------------------------------

     It is understood there is presently in effect between Lessee and Lessor (then known as Louisa C. Frye, Inc., a Washington corporation) that certain lease dated December 1, 1966, and later amended by first lease amendment dated February 20, 1969, and by second lease amendment dated January 3, 1973, for the tenancy by Lessee of that certain real property situated in Seattle, King County, State of Washington, described as follows: Lots 10 and 11 in Block 18, A.A. Denny's Addition to the City of Seattle, being located at the northwest corner of Sixth Avenue and Pike Street, Seattle, together with the appurtenances thereto belonging and the building situated thereon adjacent to the Decatur Building and known as the M & A Building.

     Said lease, as amended, shall continue in full force and effect and may be extended beyond the second option term referred to in paragraph 3, as amended. Said extension shall be automatic with extensions to the premises and the second floor hereunder and shall be concurrent with said extensions as to term and notice requirement. Upon the expiration of the present M & A Building lease and extensions, fixed minimum annual rent on said building shall be the same amount as that amount then being paid. In addition, Lessee shall pay to Lessor percentage rental as called for in paragraph 3 (b) in that original lease dated December 1, 1966, between the parties hereto.

     In the event Lessee does not operate a retail facility in the M & A Building on the entire first floor in the area presently used for retail sales, and the percentage rental clause referred to above is therefore not applicable, annual rental of the M & A Building, at the expiration of the second option term, shall be escalated as called for in paragraph 2 of the first lease amendment, with figures adjusted to reflect the then applicable amounts and dates.

     22.  Common Area Maintenance
          -----------------------

     Lessor shall be responsible for the control, management and maintenance of the common areas in and about the Decatur Building, pursuant to Lessee's right of access, ingress and egress stated herein. Lessor shall keep common areas, including, but not limited to, the Southeastern Entrance Area and the elevators therein, sidewalks and the access area from the outside entrance to the passenger elevator, driveways, lighting, landscaping, stairs, directional signs, the passenger elevator and the freight elevator, loading areas, the building exterior, in good repair and in a state of reasonable cleanliness, adequately maintained, drained, lighted, policed and otherwise regulated. Lessee shall share in the cost, monthly, of said control, management and maintenance on a pro rata basis. Lessor shall furnish to Lessee each month an itemized statement of all costs incurred in said control, management and maintenance, provided, however, that there shall be excluded capital expenses, as the term capital expense is used by Lessee in determining its United States income taxes. Lessor shall maintain accurate books of record relating to said costs which may be examined at reasonable times during normal business hours by Lessee. Lessee shall reimburse Lessor for the maintenance expanse and cleaning expense necessary to keep the Southeastern Entrance Area in good order and a neat, clean condition; provided, however, in the event a portion of the second floor of the Decatur Building is occupied by a third party, Lessor or its agents who use (as defined in paragraph d) the Southeastern Entrance Area, then the maintenance expense and cleaning expense attributable to the Southeastern Entrance Area shall be prorated between Lessor and Lessee according to the formula set forth in Paragraph 4 hereof for the proration of taxes.

     21.  Penalty for Termination
          -----------------------

     Lessor shall have the right to terminate this lease or any extension thereof at any time by giving Lessee written notification of its intent to do so, and allowing Lessee 24 months to vacate the premises. The right to terminate this lease contained in this paragraph 23 shall be conditioned upon Lessor's irrevocable commitment to demolish and/or raze the Decatur Building within 120 days from the date Lessee is required to vacate the premises, provided, however, that said date shall be extended for a period equal to the period of any delay encountered by Lessor because of force majeure, including inclement weather or other acts of God, riot, insurrection, government regulations or strikes affecting Lessor's work or shortages of labor resulting from government controls or diversions or any other cause beyond the control of Lessor. Should Lessor exercise its right hereunder, it shall pay to Lessee a penalty of $500,000, plus an amount to be determined according to the following formula: the dollar amount which Lessee has expended on improvements to the Southeastern Entrance Area and the second, third and fourth floors shall be amortized from the commencement date of the term of this lease at the rate of five percent per annum. In addition to the $500,000 penalty provided for herein, Lessor shall pay to Lessee on the date provided for in this paragraph, an amount equal to the unamortized portion of the amount Lessee has expended on the improvements to the second, third and fourth floors and the Lessee's share of the construction costs for the Southeastern Entrance Area. For purposes of this paragraph, the limit of additional penalty to which Lessor is exposed in terms of unamortized cost of improvements shall be as follows:

             (a)  Southeastern Entrance Area         (Lessee's share of the construction costs for the
                                                     Southeastern Entrance Area)


             (b)  Second Floor                       405,000.00

             (c)  Third Floor                        405,000.00

             (e)  Fourth Floor                       430,000.00

     The total penalty payment is to be made by Lessor to Lessee on or before 12 months after notice of termination is given to Lessee by Lessor. If pursuant to this paragraph Lessee is required to vacate the premises during or after the eighth year of the initial term of this lease, the total penalty shall be reduced $50,000, if Lessee is required to vacate the leased premises during the ninth year or thereafter during the lease term as extended, the penalty shall be reduced by $100,000. Provided, however, if Lessee exercises the option to lease the second floor of the Decatur Building, and does use improvements made by Lessor to the second floor pursuant to paragraph 16 and 17 of the Lease Agreement, then the total dollar amount of the penalty which otherwise would have been assessed shall be reduced by an amount equal to the unamortized costs of improvements to the second floor of the Decatur Building made by Lessor and actually used by Lessee. Said improvements shall be amortized at the rate of 5% per annum for each year Lessee leases the second floor of the Decatur Building. The provisions of this paragraph do not apply if Lessor demolishes the Decatur Building after this lease, as extended, has expired. This paragraph has no effect on any similar provision now in effect between Lessee and Lessor in that lease between Lessee and Lessor on that building known as the M & A Building at the northwest corner of Sixth Avenue and Pike Street in Seattle, Washington.

          24.  Notices
               -------

          Any notice provided for herein shall be given by registered United States mail, postage prepaid, addressed, if to Lessor, to the person to whom the rent is then payable at the address to which the rent is then mailed, and, if to Lessee, to it at 1?11 Sixth Avenue, Seattle, Washington 98101. The person and the place to which notices are to be mailed may be changed from time to time by either party by written notice given to the other party. Notice given pursuant to this paragraph shall be deemed effective on the date they are received by the party to whom notice is being given.

               25.  Form of Reproduced Document
                    ---------------------------

               The parties understand and agree that portions of this lease may be a reproduction of a printed or typed form or reproduced form, and portions may be typewritten and/or inserted by way of typing or hand printing, and that in the event of a conflict, said portions, whether printed, typewritten or hand printed, shall be given equal standing.

               26.  Sale of Premises by Lessor
                    --------------------------

               In the event of a sale or exchange of the leased premises by Lessor and/or an assignment by Lessor of its interest in this lease, the same shall operate to release Lessor from any obligations thereunder accruing thereafter under this lease.

     ?????? reserves the right to enter upon ??? leased premises during business hours at any reasonable time to inspect the same or for purposes of exhibiting the same to persons wishing to purchase the same. Lessor also reserves the right, at any time within two years next preceding the expiration of the term hereby granted or any renewal thereof; provided said term has not been extended by Lessee's exercise of the option privileges contained in paragraph 13 hereof, to place notices on the front of the leased premises offering said leased premises "to let" or both "to let" and "for sale" signs or notices otherwise advertising the building as available, and all of said notices may contain such matter as Lessor may require, and such notice or notices shall not be removed by Lessee or Lessee's agent or employees. Such notices, however, shall not be placed upon the doors or windows of the building improvements. All signs to let or for sale shall be reasonable in size, character and location so that the signs do not detract from the appearance of the building or the Lessee's business.

     28.  Compliance with Laws
          --------------------

     Lessee agrees throughout the original term of this lease or any renewal thereof to comply with all laws, ordinances, orders, rules, regulations and requirements of all governmental authorities having jurisdiction of the leased premises. Lessee may contest the validity of any such laws, ordinances, orders, rules, regulations and requirements but shall indemnify and hold Lessor harmless against the consequences of any violation thereby by Lessee.

     29.  Estoppel Statements
          -------------------

     Upon the written request of either party, to this lease, and provided that the other party can do so truthfully, the other party shall promptly certify in writing to all persons designated by the party requesting that, to the best of its knowledge:

               (a) The party making the request has performed its obligations and is not in default under this lease or if in default what the defaults consist of;

               (b) The lease, with amendments listed, is in full force and effect; and

               (c) The person receiving such certification may rely thereon for all purposes.

     Each party shall hold the other harmless from and against all losses, costs, damages and causes of action arising out of or from any inaccuracies or misrepresentations in such certifications.

     30.       Lessor's Remedies
               -----------------

     No remedy herein conferred upon or reserved to Lessor or to Lessee is intended to be exclusive of any other remedy herein or by law provided, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute.

     31.  Covenants Binding on Successors
          -------------------------------

     The covenants and agreements of this lease shall be binding upon the successors and assigns of both of the parties hereto.

     32.  Paragraph Headings
          ------------------

     The paragraph headings herein contained are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope or intent of this lease, nor in any way affect the terms and provisions hereof.

     33.  Attorneys' Fees
          ---------------

     In the event of litigation to enforce this lease, the prevailing party shall be entitled to reasonable attorneys' fees from the other party.

     34.  Recording
          ---------

     This lease shall not be recorded, but it is agreed that the parties will execute a short form of this lease at the same time this lease is executed, and the same shall be recorded.

     35.  Modification
          ------------

     This lease agreement may not be modified except in writing executed by Lessor and Lessee or their successors in interest.

     36.  Severability
          ------------

     The invalidity of any provision of this lease, as determined by court of competent jurisdiction, shall in no way affect the validity of any other provision of this lease agreement.

     37.  Use of Premises
          ---------------

     Lessee shall use and occupy the leased premises as an office building and storage and for no other purpose.

     38.  Non-Waiver
          ----------

     The failure of Lessor to insist upon strict performances of any of the covenants and agreements of the lease shall not be construed as a waiver of such covenant or condition in any other instance.

     39.  Consents
          --------

     The prior consent or approval of Lessor or Lessee where required herein shall not be unreasonably withheld.

        40.     Waiver of Subrogation
                ---------------------

        Lessor shall cause each insurance policy carried by Lessor insuring the demised premises against loss by fire and causes covered by standard extended coverage, and Lessee shall cause each insurance policy carried by Lessee, if any, and insuring the demised premises and/or its fixtures and contents against loss by fire and causes covered by standard extended coverage, to be written in a manner so as to provide that the insurance company waives all right of recovery by way of subrogation against Lessor or Lessee in connection with any loss or damage covered by any such policies, regardless of any provision in this lease to the contrary. Neither party shall be liable to the other for any loss or damage caused by fire or any of the other risks enumerated in standard extended coverage insurance endorsement approved for use in the State of Washington, provided such insurance was obtainable at the time of such loss or damage. However, if such insurance policies cannot be obtained, or are obtainable only by the payment of an additional premium charge above that charged by companies carrying such insurance without such waiver of subrogation, the party undertaking to carry such insurance shall notify the other party of such fact and such other party shall have a period of ten days after the giving of such notice either to (a) place such insurance in companies which are reasonably satisfactory to the other party and will carry such insurance with waiver of such subrogation, or (b) agree to pay such additional premium if such policy is obtainable at additional cost (in the case of Lessee, pro rata in proportion of Lessee's space covered by such insurance to the square feet of floor space covered by such insurance); and if neither (a) nor (b) is done, this paragraph shall be null and void for so long as either such insurance cannot be obtained or the party in whose favor a waiver of subrogation is desired shall refuse to pay the additional premium charge. If the release of either Lessor or Lessee, as set forth in the second sentence of this paragraph, shall contravene any law with respect to exculpatory agreements, the liability of the party in question shall be deemed not released but shall be deemed secondary to the letter's insurer.

        41.     Subordination
                -------------

        This lease shall be subject and subordinate to any institutional first mortgage or deed of trust placed by Lessor upon the leased premises or any property of which the leased premises is a part, provided that any such mortgage or deed of trust holder shall execute an agreement containing provisions which provide that Lessee's rights under this lease shall not be affected by the mortgage or deed of trust holder provided Lessee continues to pay rent as in this lease set out, and otherwise complies with the terms and provisions contained therein.

     Each and all of the covenants, terms, agreements and obligations of this lease shall extend to and bind and inure to the benefit of the heirs, the personal representatives, the successors and/or assigns of the parties hereto; that herein the singular number includes the plural, and the masculine gender includes the feminine and the neuter.

     IN WITNESS WHEREOF, the parties have executed this instrument the date first above written.

"LESSOR"                      LCF ASSOCIATES, a Washington
                              Limited Partnership

                              By  /s/ Davi C. Pinkerton
                                  -----------------------------------
                                  designated representative of the
                                  Management Committee, as attorney-in-fact
                                  for General Partners

"LESSEE"                      PAY'N SAVE CORPORATION

                              By   /s/ Lamont Bean
                                   ----------------------------------
                                                          President

                              By   /s/ Raymond Swanson
                                   ----------------------------------
                                                          Secretary


STATE OF WASHINGTON )
                    )  ss.
COUNTY OF KING      )

     THIS IS TO CERTIFY that on this 10th day of June, 1976, before me, the undersigned, a notary public in and for the state of Washington, duly commissioned and sworn, personally appeared DAVID C. PINKERTON, designated representative of the Management Committee of LCF ASSOCIATES, as attorney-in-fact for general partners of LCF ASSOCIATES, a Limited partnership, to me known to be the individual described in and who executed the within instrument as such attorney-in-fact, and acknowledged to me that he signed the same as his free and voluntary act and deed on behalf of such general partners, for the uses and purposes therein mentioned, and on oath stated that the Power of Attorney authorizing the execution of this instrument has not been revoked and that said principals are all now living and not insane.

     WITNESS my hand and official seal the day and year in this certificate first above written.

                                   /s/ Bertha Robell
                                   ----------------------------------------
                                   Notary public in and for the state of
                                   Washington, residing at Bothel.

STATE OF WASHINGTON   )
                      )  ss.
COUNTY OF KING        )

     On this day personally appeared before me M. LAMONT BEAN and RAYMOND C. SWANSON, to me known to be the President and Secretary, respectively, of PAY'N SAVE CORPORATION, the corporation that executed the foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument.

     WITNESS my hand and official seal hereto affixed on June 15, 1976.

                                       [SIGNATURE APPEARS HERE]
                                       ----------------------------------
                                       Notary Public in and for the State
                                       of Washington, residing at Seattle.

                        CONSENT BY MANAGEMENT COMMITTEE
                        -------------------------------

     The undersigned, representing at least 66-2/3 percent of the Management Committee of LCF Associates, a Washington limited partnership, consent to and approve of the leasing to Pay 'n' Save Corporation, a Washington corporation, of the real property commonly known as the Decatur Building and M & A Building in Seattle, Washington, more particularly described on Exhibit A attached hererto, for an annual rental of not less than $ Per the lease draft dated 3-16-76 and a
                                        ---------------------------------
term of not less than $ Per the lease draft dated 3-16-76.
                        ---------------------------------

     We hereby designate David C. Pinkerton as our designated representative on behalf of the limited partnership for the purpose of negotiating, signing and executing any and all documents relating to the leasing of the above-described property.

        EXECUTED this 1st day of April, 1976.



                                      ------------------------------------
                                      John Walsh


                                       /s/ Robert Denny Watt
                                      ------------------------------------
                                      Robert Denny Watt


                                       /s/ Patricia O. Wright
                                      ------------------------------------
                                      Patricia O. Wright


                                       /s/ David C. Pinkerton
                                      ------------------------------------
                                      David C. Pinkerton


                                       /s/ Charles H. Badgley
                                      ------------------------------------
                                      Charles H. Badgley

                        CONSENT OF GENERAL PARTNERSHIP
                        ------------------------------

     The undersigned, representing at least 66-2/3 percent liability of the General Partners of LCF Associates, a Washington limited partnership (LCF), pursuant to Section 7(b) of the General Partnership Agreement, hereby consent to and approve of LCF leasing to Pay 'n' Save Corporation, a Washington corporation (P and S), the third and fourth floors of the Decatur Building, located on the real property more particularly described in Exhibit "A". In addition, LCF may grant P and S an option to lease the entire second floor of the Decatur Building. The lease shall be for a term of not less than ten years with three additional five-year options.

     The undersigned also consent to and approve of LCF granting at least two additional five-year options to P and S on the current lease between LCF and P and S on the property more commonly known as the M & A Building and more particularly described in Exhibit "B" attached hereto.

     We hereby designate David C. Pinkerton as our designated representative on behalf of LCF for the purpose of executing, signing, negotiating and acknowledging any and all documents with respect to the lease on the Decatur Building and option on the M & A Building.

        EXECUTED this 13th day of May 1976.


                                      /s/ Robert Denny Watt        4/23/76
                                      ------------------------------------
                                      Robert Denny Watt


                                      /s/ John Reid Watt           4/12/76
                                      ------------------------------------
                                      John Reid Watt


                                      /s/ Richard Frye Watt        4/12/76
                                      ------------------------------------
                                      Richard Frye Watt


                                       /s/ Patricia O. Wright      5/13/76
                                      ------------------------------------
                                      Patricia Osborne Wright


                                       /s/ Elizabeth O. Pinkerton  5/13/76
                                      ------------------------------------
                                      Elizabeth Osborne Pinkerton


                                      ------------------------------------
                                      Jean Osborne Wilhelm

     The undersigned, representing at least 66-2/3 percent liability of the General Partners of LCF Associates, a Washington limited partnership (LCF), pursuant to Section 7(b) of the General Partnership Agreement, hereby consent to and approve of LCF leasing to Pay'n'Save Corporation, a Washington corporation (P and S), the third and fourth floors of the Decatur Building, located on the real property more particularly described in Exhibit "A". In addition, LCF may grant P and S an option to lease the entire second floor of the Decatur Building. The lease shall be for a term of not less than ten years with three additional five-year options.

     The undersigned also consent to and approve of LCF granting at least two additional five-year options to P and S on the current lease between LCF and P and S on the property more commonly known as the M & A Building and more particularly described in Exhibit "B" attached hereto.

     We hereby designate David C. Pinkerton as our designated representative on behalf of LCF for the purpose of executing, signing, negotiating and acknowledging any and all documents with respect to the lease on the Decatur Building and option on the M & A Building.

               EXECUTED this 12th day of April, 1976.


                                   /s/ Robert Denny Watt 04-23-76
                                   ------------------------------------------
                                   Robert Denny Watt


                                   __________________________________________
                                   John Reid Watt

                                   /s/ Richard Frye Watt 04-12-76
                                   ------------------------------------------
                                   Richard Frye Watt

                                   /s/ Patricia Osborne Wright 05-13-76
                                   ------------------------------------------
                                   Patricia Osborne Wright

                                   /s/ Elizabeth Osborne Pinkerton 05-13-76
                                   ------------------------------------------
                                   Elizabeth Osborne Pinkerton

                                   /s/ Jean Osborne Wilhelm 04-14-76
                                   ------------------------------------------
                                   Jean Osborne Wilhelm

                       LEASE AMENDMENT AND UNDERSTANDING

     This Lease Amendment and Understanding is made and entered into as of this 20th day of April, 1981, by and between L.C.F. ASSOCIATES, a Washington limited partnership ("Lessor"), and PAY 'N SAVE CORPORATION, a Washington corporation ("Lessee"). By instrument dated June 15, 1976 (the "Lease"), Lessor and Lessee entered into a lease for premises constituting a portion of certain real property located in the City of Seattle, County of King, State of Washington, commonly known as the Decatur Building.

     In consideration of the mutual promises contained herein, Lessor and Lessee agree as follows:

     1.   Exercise of Option.  Lessee hereby gives, and Lessor acknowledges
          ------------------
receipt of, notice of intent to exercise the option to lease the entire second floor of the Decatur Building ("Second Floor") according to the terms of paragraph 14 of the Lease as modified hereby.

     2.   Commencement Date of Rental Obligation.  Lessee's obligation to pay
          --------------------------------------
          rent for the Second Floor shall commence upon the earlier of January 1, 1982 or the date on which Lessee receives a Certificate of Occupancy from the Building Department of the City of Seattle permitting occupancy of the Second Floor by Lessee. It shall be the sole responsibility of Lessee to obtain such Certificate of Occupancy at its sole expense. Expect for construction purposes, Lessee shall not occupy the Second Floor until it has obtained such Certificate of Occupancy.

     3.   Commencement of Other Payment Obligations.  For the purpose of
          -----------------------------------------
calculation Lessee's pro rata share of any costs, fees, expenses, or other charges relating to insurance, utilities, repairs, real estate taxes, common area maintenance, electrical vault, or any other item for which pro rata shares are calculated under the terms of paragraphs 4, 7, 18, 20, 22, or any other provisions of the Lease, the commencement date of the Lessee's occupancy of the Second Floor shall be the date hereof. Lessee understands and agrees that under paragraph 18(f) of the Lease, its pro rata share of the cost of the electrical vault by virtue of its lease of the Second Floor shall be $5,000, which amount shall be due and payable upon execution of this Lease Amendment and Understanding.

     4.   Manner of Construction.  Any and all construction, alteration,
          ----------------------
repair, or other work relating to the Second

Floor which is performed by, on behalf of, or under the direction of Lessee shall be performed in such a manner that no other tenant of the Decatur Building is unreasonably disturbed by noise, dust, debris, traffic, or other disturbance caused by such construction, alteration, repair, or other work.

     5.   Indemnification and Hold Harmless. Lessee agrees to indemnify and hold
          ---------------------------------
Lessor harmless from all loss, judgment, cost or expense, including attorneys fees, resulting from construction, alteration, repair, or other work relating to the Second Floor which is performed by, on behalf of, or under the direction of Lessee.

     6.   Insurance. Lessee shall provide and maintain course of construction
          ---------
insurance in a form and amount satisfactory to Lessor, with a loss payable clause in such form as shall be designated by and in favor of Lessor, insuring against any loss or damage which may be incurred by Lessor as a result of the construction, alteration, repair, or other work relating to the Second Floor which is performed by, on behalf of, or under the direction of Lessee.

     7.   Remaining Provisions Unchanged. Except as modified herein, all other
          ------------------------------
terms, covenants, and conditions of the Lease shall remain in full force and effect.

                                       L.C.F ASSOCIATES, A
                                       Washington limited partnership


                                       By /s/ David C. Pinkerton
                                          ----------------------------
                                          David C. Pinkerton, designated
                                          representative of the Management
                                          Committee, as attorney-in-fact
                                          for General Partners

                                       PAY'n SAVE CORPORATION

                                       By /s/ Lamont Bean
                                          ----------------------------

                                       By /s/ Raymond Swanson
                                          ----------------------------

STATE OF WASHINGTON      )
                         )    ss.
COUNTY OF KING           )

     ON THIS DAY before me, the undersigned, notary public in and for the state of Washington, duly commissioned and sworn, personally appeared DAVID C. PINKERTON, designated representative of the Management Committee of LCF ASSOCIATES, as attorney-in-fact for general partners of LCF ASSOCIATES, a limited partnership, to me known to be the individual described in and who executed the within instrument as such attorney-in-fact, and acknowledged to me that he signed the same as his free and voluntary act and deed on behalf of such general partners, for the uses and purposes therein mentioned, and on oath stated that the Power of Attorney authorizing the execution of this instrument has not been revoked and that said principals are all now living and not insane.

     WITNESS my hand and official seal hereto affixed on April 20, 1981.


                                        /s/ Kathleen A. Burns
                                        -------------------------------------
                                        Notary public in and for the
                                        state of Washington, residing at
                                        Seattle



STATE OF WASHINGTON      )
                         )    ss.
COUNTY OF KING           )

     ON THIS DAY before me, a notary public in and for the state of Washington, duly commissioned and sworn, personally appeared M. Lamont Bean and Raymond C. Swanson, to me known to be the President and Secretary, respectively, of PAY 'N SAVE CORPORATION, the corporation that executed the foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument.

     WITNESS my hand and official seal hereto affixed on April 17, 1981.


                                        /s/ Peggy L. Pritehard
                                        -------------------------------------
                                        Notary public in and for the
                                        state of Washington, residing
                                        at Kent

                                LEASE AMENDMENT

     THIS LEASE AMENDMENT dated this 29th day of January, 1982, is among LCF ASSOCIATES, a Washington limited partnership ("LCF"), PAY 'N SAVE CORPORATION, a Washington corporation ("Pay 'n Save").

     LCF is the Lessor and Pay 'n Save is the Lessee under (i) the lease (the "Decatur Lease") dated June 15, 1976 and amendment dated April 20, 1981 pertaining to portions of certain real property located in Seattle, Washington and commonly known as the Decatur Building, a copy of the Decatur Lease is attached hereto as Exhibit A, and by this Reference made a part hereof.

     LCF together with various other entities (Venture) desires to demolish the M & A Building, located immediately adjacent to the Decatur Building and terminate a lease between Pay 'n Save and LCF dated December 1, 1966 together with amendments dated February 20, 1969 and January 3, 1973 (M&A Lease), to enable LCF to construct a new building (the "New Building") on the M & A Building site and relocate a portion of Pay 'n Save in the Decatur Building.

     In consideration of the mutual covenants and conditions contained herein, LCF and Pay 'n Save agree as follows:

     1.   Premises. Paragraph 1 of the Decatur Lease is modified to add to the
          --------
description of the leased premises the entire basement of the Decatur Building ("Basement"), which Basement comprises an area of approximately 19,000 square feet.

     2.   Term. Paragraph 2 of the Decatur Lease is modified by deleting the
          ----
second sentence of such Paragraph in its entirety and inserting in lieu therof the following language:

     With respect to the Basement, the term shall commence
     January 1, 1982 and such term shall expire at the same time as shall the lease term with respect to other portions of the leased premises.

     3.   Rental. Paragraph 3 of the Decatur Lease is modified by inserting
          ------
between the first and second sentences thereof the following new sentence:

     In addition to the annual rental described above, Lessee shall pay to Lessor at such place as Lessor from time to time designates, an annual rental of $86,000 with respect to the Basement, which amount shall be payable in equal monthly installments on or before the first day of each month during the term of this Lease.

     4.   Taxes, Utility Charges, Etc. Notwithstanding the provisions of
          ---------------------------
Paragraph 2 above, the obligation of Pay 'n Save to pay its pro rata share of all costs, fees, expenses or other charges for electricity, water, gas, telephone and all other utility services, insurance, repairs, real estate taxes, electrical vault, common area maintenance or any other item for which pro rata shares are calculated under the terms of paragraphs 4, 7, 12, 18, 20, 22 or any other provisions of this lease, by virtue of its occupancy of the Basement, shall commence August 1, 1981. Pay 'n Save will install at its sole cost and expense a remote reading water meter to measure water consumption in the Basement.

     5.   Options to Extend Term. The first sentence of Paragraph 13 of the
          ----------------------
Decatur Lease is modified to read as follows:

     Lessor hereby grants to Lessee the right, at Lessee's option, to extend the term of this lease of the premises for five (5) separate and additional periods of five (5) years each after the expiration of the term hereof, each of said periods on the same terms and conditions except as specifically provided otherwise herein. In the event Lessee exercises all options granted herein, this lease shall therefore terminate April 30, 2012.

     6.   Rental Escalations. Paragraph 13 of the Lease is further modified by
          ------------------
deleting Subparagraphs (a), (b), (c) and (d) and inserting in lieu thereof the following language:

     (a) With respect to portions of the leased premises other than the second floor and Basement, the annual rental during the first option period shall be $49,680, payable in 12 equal monthly installments of $4,140 in advance on or before the first day of each and every month during said option.

     (b) With respect to portions of the leased premises other than the second floor and Basement, the annual rental during the second option period shall be $57,132, payable in 12 equal monthly installments of $4,761 in advance on or before the first day of each and every month during said option.

     (c) With respect to portions of the leased premises other than the second floor and Basement, the annual rental during the third option period shall be $65,702, payable in 12 equal monthly installments of $5,475 in advance on or before the first day of each and every month during said option.

     (d) The annual rental with respect to the second floor during the first option period shall be $28,566, payable in 12 equal monthly installments of $2,380,50 in advance on or before the first day of each and every month during said option.

         The annual rental for the second additional option period shall be $32,850,90 payable in advance in 12 equal monthly installments of $2,737.55 on or before the first day of each and every month during said option.

         The annual rental for the third additional option period shall be $37,777 payable in advance in 12 equal monthly installments of $3,148 on or before the first day of each and every month during said option.

     (e) The annual rental with respect to the Basement during any option period and with respect to portions of the leased premises other than the Basement including the second floor during the fourth and fifth option periods shall be escalated from the rental rates described in paragraph 13 by a percentage represented by the increase of average actual multi-tenant rates for the new building to be constructed on the M & A Building site negotiated within the calendar year in which the renewal term commences, over the proforma submitted to the permanent lender to obtain financing for the new building.

     7.  Contribution to Facade Repairs. There is added to the Decatur lease the
         ------------------------------
following new paragraph:

     Lessee shall contribute pro rata to the cost of effecting repairs to the facade of the Decatur Building which become necessary during the last two of the five renewal periods described in Paragraph 5 hereof.

     If the Lessor and Lessee fail to agree that repairs are necessary, the question as to necessity shall be determined by arbitration in accordance with the rules of the American Arbitration Society or its successor.

     8.  No Demolition. There is added to an Decatur Lease the following new
         -------------
paragraph:

     Subject to the provisions of Paragraph 12 hereof relating to damage or destruction by casualty, Lessor agrees to refrain from demolition of the leased premises during the original term hereof or any renewal thereof.

     9.  Salvage. There is added to the Decatur Lease the following new
         -------
paragraph:

     Lessee shall salvage and set aside for Lessor all railings and posts located on the stairs of the leased premises and removed by Lessee in connection with construction of tenant improvements in the Basement.

     10. Parking. There is added to the Decatur Lease the following new
         -------
paragraph:

     Pay 'n Save will have the option to obtain ten automobile parking spaces in the new building at the prevailing monthly parking rates, as adjusted from time to time this commitment is based upon the new building having 325 spaces available for monthly parking, as is currently planned. In the event that the number of available monthly parking stalls must be reduced to comply with and satisfy the City of Seattle, then the number of parking stalls to be made available to Pay 'n Save will reduce pro rata. The parking stalls to be provided to Pay 'n Save in the new building shall be contiguous stalls; provided, in the event the designation of contiguous stalls would, due to any rules or regulations of the City of Seattle, result in a decrease of the total number of parking stalls permitted in the new building, then such parking stalls may be non-contiguous stalls.

     11.  Remodeling of the Decatur Building Roof; Indemnity. LCF and Pay 'n
          --------------------------------------------------
Save agree:

     Pay 'n Save shall cooperate with the Venture in order to enable it to comply with all requirements necessary to remodel the Decatur Building roof. LCF shall use its best efforts to keep the temporary disturbance to the Leased Premises caused by the repair to the roof and construction of the new building to a minimum.

     LCF shall upon the request of Pay 'n Save promptly repair and replace any structural or nonstructual damage to the leased premises and/or Pay 'n Save property, including leasehold improvements, caused by the remodeling of the Decatur Building roof.

     12.  Condition. This lease amendment is subject to and contingent on Pay 'n
          ---------
Save and LCF executing a Lease termination agreement for the M & A Lease satisfactory in form and substance to LCF.

     13.  Modification. Except as modified hereby, all covenants, terms and
          ------------
conditions of the Decatur Lease shall remain in full force and effect and be binding on all parties thereto, their heirs, personal representatives, successors and assigns.


     LCF:                          LCF ASSOCIATES

                                   By /s/ David C. Pinkerton
                                     -------------------------------

     PAY 'N SAVE:                  PAY 'N SAVE CORPORATION

                                   By /s/ Calvin Hendricks
                                     -------------------------------

STATE OF WASHINGTON )
                    ) ss.
COUNTY OF KING      )

     THIS IS TO CERTIFY that on this 29 day of January, 1982, before me, the undersigned, a notary public in and for the state of Washington duly commissioned and sworn, personally appeared [SIGNATURE ILLEGIBLE] to me known to be the [ILLEGIBLE] of LCF ASSOCIATES, a limited partnership that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument, and that the seal affixed is the corporate seal of said corporation.

     WITNESS my hand and official seal the day and year in this certificate first above written.



                                   ---------------------------------------------
                                   Notary public in and for the state of
                                   Washington, residing at


STATE OF WASHINGTON )
                    ) ss.
COUNTY OF KING      )

     THIS IS TO CERTIFY that on this 29 day of January, 1982, before me, the undersigned, a notary public in and for the state of Washington duly commissioned and sworn, personally appeared [SIGNATURE ILLEGIBLE] to me known to be the [ILLEGIBLE] of PAY 'N SAVE CORPORATION, the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument, and that the seal affixed is the corporate seal of said corporation.


     WITNESS my hand and official seal the day and year in this certificate first above written.

                                    /s/ Peggy L. Pritehead
                                  ---------------------------------------------
                                   Notary public in and for the state of
                                   Washington, residing at King County

                                LEASE AGREEMENT

                                  (NUMBER 3)

                              (DECATUR BUILDING)


     THIS LEASE AMENDMENT dated this __________ day of _______, 1982, is between LCF ASSOCIATES, a Washington limited partnership ("LCF"), and PAY'N SAVE CORPORATION, a Washington corporation ("Pay'n Save").

     LCF is the Lessor and Pay'n Save is the Lessee under the lease (the "Decatur Lease") dated June 15, 1976, and amendments dated April 20, 1981, and January 29, 1982, pertaining to portions of certain real property located in Seattle, Washington, and commonly known as the Decatur Building.

     LCF desires to enter the basement of the Decatur Building for purposes of repairing and stabilizing the "footings" of the Decatur Building in connection with construction of a new building on the land formerly occupied by the M & A Building.

     In consideration of the mutual covenants and conditions contained herein and in consideration of Pay'n Save permitting the contractor designated by Lessor to enter a portion of the basement of the Decatur Building, LCF and Pay'n Save agree as follows:

     1. During the course of constructing its improvements to the Decatur Building, Lessee installed a new sump system complete with pumps and electrical control panels as well as modifications to the water system, hereafter "new sewer facilities." Lessor will inspect the new sewer facilities during the next 30 days. Within 30 days from the date hereof, Lessor in its sole discretion shall accept or reject the new sewer system in writing and shall inform Lessee of its acceptance or rejection and if rejected its reasons therefor. The Lessor's failure to accept or reject the new system within the 30-day period, shall constitute acceptance. If Lessor rejects the new sewer facilities, Lessee will bypass the new sewer facilities by replacing the sewer lines with new lines of the same size as the old lines and in approximately the same places they were before Lessee constructed the new sewer facilities. Lessor will be permitted to examine the restoration work as it progresses. The restoration work shall be completed within 120 days after the date hereof. When the restoration has been completed and written notice thereof given to Lessor, Lessee shall have no further responsibility for the sewer and water system supplying the Decatur Building, except as may be provided in the Lease, and Lessor shall thereafter continue to have responsibility for the sewer and water system in the manner provided in the lease. Lessee shall not be required to make any changes in the present rainwater drain system of the building.

          In the event Lessor accepts in writing the new sewer facilities, Lessee shall by Bill of Sale transfer title to those facilities to Lessor and upon delivery of the Bill of Sale Lessor shall have full responsibility for the sewer and water systems as provided in the Lease, and Lessee shall have no further responsibility for the sewer and water systems, except as provided for in the Lease. Lessor shall, in accordance with the Lease, have access in and to sewer, water and drainage systems and shall be free to make any and all changes or alterations in said systems which it deems necessary to meet Lessor's obligations under the Lease to supply sewer and water services to the leased premises.

     2. The freight elevator serving the Decatur Building shall continue to be available for the joint use of Lessee and any persons or entities leasing all or a portion of the space currently occupied by the Dynasty, French Invention, Tux Shop, Scandia Down and Alderwood Vision but Lessee shall have the exclusive right to control the use of the freight elevator provided Lessee agrees to provide, at Lessee's sole cost and expense, such personnel as Lessee elects to provide to handle the elevator at all times required herein and to make the freight elevator and personnel available for all other tenants at reasonable times to meet the reasonable needs of the said other occupants of the Decatur Building during Lessee's business hours and upon notice given no later than 10:00 A.M. on the preceding Friday the elevator shall be made available on Saturdays, in accordance with the terms and conditions of the leases for the tenants involved. After execution hereof Lessee shall be liable and responsible for the repair and maintenance of the freight elevator, but the same shall be treated as a common area cost and Lessor will reimburse Lessee for costs in excess of Lessee's pro rata share.

          Lessee shall indemnify and hold Lessor harmless from and against all liabilities, like obligations, losses, claims, damages, civil action, costs or expense resulting from any personal injury or death to any person or any loss of or damage to property occurring or alleged to have occurred within or about the leased premises occurring as a result of the Lessee's use, control, repair or maintenance of the freight elevator and loading dock areas as a result of any negligent act or omission of Lessee or any officer, agent, or employee of Lessee or its operating subsidiaries when acting within the scope of his or her authority or guest, invitee, customer, or visitor of Lessee, or its operating subsidiaries arising from the use and occupancy or condition of the leased premises and all costs and expenses and liabilities, including, but not limited to, reasonable attorney fees incurred in connection therewith but the foregoing provisions shall not be construed to make Lessee responsible for injuries to third parties caused by negligence or other acts of Lessor or any officer, agent, employee, guest, invitee, tenant or visitor of Lessor.

     3. That portion of the loading dock and storage area noted in red on Exhibit A attached hereto and which is now occupied exclusively by Lessee, shall remain in the exclusive occupancy of Lessee for the balance of the term of the Lease, as extended, and Lessee shall waive its rights of joint occupancy of that part of the loading dock south of the designated area, provided Lessee shall insure that all tenants and occupants in the Decatur Building who have the right to use the freight elevator shall have the right of access for ingress-egress purposes over and across the freight elevator and loading dock area for loading and unloading material. After execution hereof, Lessee shall be liable and responsible for the repair and maintenance of the area described in Exhibit A as a part of its leased premises.

     4. LCF desires to enter the basement of the Decatur Building for purposes of repairing and stabilizing the footings of the Decatur Building and installation and preparation, if necessary, of the footings for construction of the new building on the land formerly occupied by the M & A Building, which entry and work, including removal of debris and all activities in connection with Lessor's entry, is referred to hereafter as the "footing work." The description of the work to be performed by Lessor, including the measures to be taken to minimize damage to the leased premises and its contents, the lease space to be occupied including, access areas to be used by Lessor to perform the services described herein, and the time schedule setting forth when the work is to commence and be terminated together with the hours to be worked are set out on Exhibit B attached hereto and by this reference made a part hereof.
In connection with the footing work:

          A. Lessor agrees to accomplish the footing work in the manner and times set out in Exhibit B attached hereto and agrees to reimburse Lessee for any damage to the leased premises, Lessee's property, Lessee's leasehold improvements and any other property in the Decatur Building for which Lessee has repair responsibility.

          B. Upon completion of the restoration work, Lessor will immediately restore the leased premises, including Lessee's improvements, to the same condition they were in prior to Lessor's entry on the premises to accomplish the footing work.

          C. Lessor will reimburse Lessee for all costs, losses and damages, including increased maintenance and servicing expenses and repairs to equipment proximately caused by the footing work.

          D. Lessor will conduct all of the footing work in such a manner as to minimize as much as reasonably possible inconvenience to Lessee, its employees and invitees.

          E. All debris and other materials from or related to the footing work will be removed from the leased premises, including the elevators and loading dock areas but excluding the enclosed areas occupied by Lessor, before 6:30 a.m. each morning.

          F. Lessor agrees that during the period that Lessor is occupying a portion of the lease space Lessee may provide security to protect Lessee's premises. It is understood and agreed that the security to be provided by Lessee will be a regular security service used by Lessee at its other locations. Lessor shall reimburse Lessee for the additional costs incurred from use of the security service. In addition, Lessor will reimburse Lessee for Lessee's costs of moving and replacing Lessee's desks, files and other property which is necessitated by Lessor's foundation work, not to exceed $1,500.00.

          G. Lessor shall indemnify and hold Lessee harmless from and against all liabilities, obligations, losses, claims, damages, civil actions, costs or expenses resulting from any personal injury or death to any person or any loss of or damage of property occurring or alleged to have occurred within or about the Decatur Building as a result of the footing work and regardless of whether or not it is a result of any negligent act or omission of Lessor or anyone else. This indemnity and hold harmless includes the activities of Lessor and anyone working through or under Lessor or any contractor or subcontractor of either Lessor or anyone working through or under Lessor in connection with the building arising out of any work described in this paragraph 4 herein, and all costs, expenses and liabilities, including, but not limited to, reasonable attorney fees incurred in connection herewith, but the foregoing provision shall not be construed to make Lessor responsible for injuries to third parties caused by the negligence or other act of

Lessee or its operating subsidiaries or any officer, agent, employee, guest, invitee, customer or visitor of Lessee or its operating subsidiaries.

          H. Lessor shall pay Lessee the sum of $4,000.00 for the right of entry given by Lessee to Lessor under this paragraph.

          I. If by reason of any default or breach under this paragraph 4 by Lessor or by Lessee, it becomes necessary to institute suit, or in the event the Lessor or Lessee shall commence any action to interpret or enforce the terms of this paragraph 4, the prevailing party in such suit or action shall be entitled to recover, as part of any judgment, such amount as the court shall determine reasonable as attorney's fees for the prevailing party in such suit, together with taxable costs.

     5. It is understood that with respect to the new building on the M & A Building site Lessor through designated representatives will engage in construction activities which may inconvenience Lessee and may request short-term access in and to the leased premises for purposes relative to construction of the new building. Such work may include, but is not limited to, the installation of an oil separator in the sewer line and work on the third (3rd) and forth (4th) floors for stabilizing the parking structure on the roof and possible relocation of the central elevator machinery and in addition possible duct work.

          Lessor agrees to give Lessee reasonable notice in writing (addressed to the attention of C. Hendricks and Verne Netzer) or any requested interruption by Lessee's use of the leased premises or any requested short term intrusion on the leased premises by Lessor, which notice shall include the same type of information as set forth on Exhibit B above and will be relative to the requested interruption or intrusion and work in connection therewith. Lessee shall review such request and respond to Lessor and Sixth and Pike Associates, attention Wayne Gaffney within ten days of the receipt thereof. If Lessor agrees to provide Lessee with the same or equal covenants and agreements as contained in Paragraph 4 A-I (except P. 4-H) above with respect to the requested interruption or intrusion and work in connection therewith, Lessee shall not unreasonably withhold consent thereto and shall make no charge therefor, except costs, losses or damages incurred as a consequence thereof. Lessee shall have adequate time to move its property or to make any arrangements necessary to continue its business.

     6. Except as modified herein, all covenants, terms and conditions of the lease as amended shall remain in full force and effect.

     DATED this _____ day of May, 1982.


                                        LCF ASSOCIATES

                                        BY  /s/ David C. Pinkerton
                                            --------------------------
                                            Its   Agent
                                                ----------------------

                                        BY  __________________________
                                            Its ______________________


                                        PAY 'N SAVE CORPORATION


                                        BY  Calvin Hendricks
                                            --------------------------
                                            Its   Exc V.P.
                                                ----------------------


                                        BY  Raymond Swanson
                                            --------------------------
                                            Its ______________________

STATE OF WASHINGTON      )
                         )  ss.
COUNTY OF KING           )

     On this day personally appeared before me David C. Pinkerton and _________________, to me known to be the AGENT of LCF ASSOCIATES, a Washington limited partnership, the partnership that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said partnership, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument on behalf of the partnership.

     WITNESS my hand and official seal hereto affixed on June 1, 1982.

                                              Gloria C. Elizabeth
                                              ----------------------------------
                                              Notary Public in and for the State
                                              of Washington, residing at Seattle


STATE OF WASHINGTON      )
                         )  ss.
COUNTY OF KING           )

     On this day personally appeared before me Calvin Hendrictes and Raymon
                                               -----------------     ------
Swanson, to me known to be the Exec Vic. Pres and Sec, respectively, of PAY'N
-------                        --------------     ---
SAVE CORPORATION, the corporation that executed the foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument.

     WITNESS my hand and official seal hereto affixed on June 1, 1982.

                                              Dale & Krem
                                              ----------------------------------
                                              Notary Public in and for the State
                                              of Washington, residing at Seattle

STATE OF WASHINGTON   )
                      )  ss.
COUNTY OF KING        )

     On this day personally appeared before me M. LAMONT BEAN and RAYMOND C. SWANSON, to me known to be the President and Secretary, respectively, of PAY'N SAVE CORPORATION, the corporation that executed the foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument.

     WITNESS my hand and official seal hereto affixed on June 15, 1976.

                                          /s/  William R. Freidlhoffer
                                          ----------------------------------
                                          Notary Public in and for the State
                                          of Washington, residing at Seattle.

                        CONSENT BY MANAGEMENT COMMITTEE

     The undersigned, representing at least 66-2/3% of the Management Committee of LCF Associates, a Washington limited partnership, consent to and approve of the leasing to Pay 'n' Save Corporation, a Washington corporation, of the real property commonly known as the Decatur Building and M & A Building in Seattle, Washington, more particularly described on Exhibit A attached hereto, for an
annual rental of not less than $  (A)   and a term of not less than  (A)   .
                                -------                           ---------

     We hereby designate David C. Pinkerton as our designated representative on behalf of the limited partnership for the purpose of negotiating, signing and executing any and all documents relating to the leasing of the above-described property.

     EXECUTED this 1st day of April, 1976.


                                           _____________________________________
                                           John Walsh

                                              /s/ Robert D. Watt
                                           -------------------------------------
                                           Robert D. Watt

                                              /s/ Patricia O. Wright
                                           -------------------------------------
                                           Patricia O. Wright

                                              /s/ David C. Pinkerton
                                           -------------------------------------
                                           David C. Pinkerton

                                              /s/ Charles H. Badgley
                                           -------------------------------------
                                           Charles H. Badgley


** (A) Per the lease draft dated 7-16-76

                                   EXHIBIT B

                                   SITE PLAN

                           [SITE PLAN APPEARS HERE]

                                   EXHIBIT C

                             PERMITTED EXCEPTIONS

                                  SCHEDULE B

                                                             POLICY NO. 331042-5

                           EXCEPTIONS FROM COVERAGE

THIS POLICY DOES NOT INSURE AGAINST LOSS OR DAMAGE (AND THE COMPANY WILL NOT PAY COSTS, ATTORNEY'S FEES OR EXPENSES) WHICH ARISE BY REASON OF:

PART ONE:

     1. TAXES OR ASSESSMENTS WHICH ARE NOT SHOWN AS EXISTING LIENS BY THE RECORDS OF ANY TAXING AUTHORITY THAT LEVIES TAXES OR ASSESSMENTS ON REAL PROPERTY OR BY THE PUBLIC RECORDS.

     2. ANY FACTS, RIGHTS, INTEREST, OR CLAIMS WHICH ARE KNOWN TO THE LANDLORD AND NOT SHOWN BY THE PUBLIC RECORDS BUT WHICH COULD BE ASCERTAINED BY AN INSPECTION OF SAID LAND.

     3. EASEMENTS, CLAIMS OF EASEMENTS OR ENCUMBRANCES WHICH ARE NOT SHOWN BY THE PUBLIC RECORDS.

     4. DISCREPANCIES, CONFLICTS IN BOUNDARY LINES, SHORTAGE IN AREA, ENCROACHMENTS, OR ANY OTHER FACTS WHICH A CORRECT SURVEY WOULD DISCLOSE, AND WHICH ARE NOT SHOWN BY PUBLIC RECORDS.

     6. ANY LIEN, OR RIGHT TO A LIEN, FOR SERVICES, LABOR OR MATERIAL THERETOFORE OR HEREAFTER FURNISHED, TO THE LANDLORD, IMPOSED BY LAW AND NOT SHOWN BY THE PUBLIC RECORDS.

     7. DEFECTS, LIENS, ENCUMBRANCES, ADVERSE CLAIMS OR OTHER MATTERS, IF ANY, CREATED, FIRST APPEARING IN THE PUBLIC RECORDS OR ATTACHING SUBSEQUENT TO THE EFFECTIVE DATE HEREOF BUT PRIOR TO THE DATE THE PROPOSED INSURED ACQUIRES OF RECORD FOR VALUE THE ESTATE, INTEREST OR MORTGAGES THEREON COVERED BY THIS COMMITMENT, EXCLUDING ANY MATTERS RELATING TO THE ERNST BANKRUPTCY PROCEEDINGS.

                                  SCHEDULE B


PART TWO:                                                    POLICY NO. 331042-5


1. GENERAL TAXES AND SPECIAL CHARGES, IF ANY, FOR 1998. THE FIRST HALF IS DUE BY APRIL 30TH AND THE SECOND HALF BY OCTOBER 31ST.

     ASSESSED VALUE OF LAND:   $4,320,000.00
     ASSESSED VALUE OF IMPROVEMENTS:   $6,304,600.00
     TAX ACCOUNT NO.:   197570-0125-04

     CHARGES                 BILLED           PAID        UNPAID
     -------                 ------           ----        ------
     GENERAL TAX         $  129,175.37     64,587.69     64,587.69
     SURFACE WATER       $      232.50        116.25        116.25
     CONSERVATION        $        5.00          2.50          2.50

     TOTAL NOW PAYABLE                                $64,706.43
     -----------------

     (IF PAYMENT IS LATE, INTEREST AND PENALTY WILL BE ADDED.)

2.   ASSESSMENT BY KING COUNTY

     ORIGINAL AMOUNT:  $16,596.39, PLUS INTEREST AT 8.000%
     ORIGINAL NUMBER OF INSTALLMENTS:  20
     NUMBER OF INSTALLMENTS PAID:  5
     NUMBER OF INSTALLMENTS DELINQUENT:  0
     LOCAL IMPROVEMENT DISTRICT NO.:  1
     FILING DATE:  FEBRUARY 13, 1991
     NEXT PAYMENT DUE:  MARCH 18, 1998
     IMPROVEMENT:  METRO TUNNEL
     ACCOUNT NO.:  0440-019757-00126-04

3.   DEED OF TRUST AND THE TERMS AND CONDITIONS THEREOF:

     GRANTOR:  PIKE STREET DELAWARE, INC.
     TRUSTEE:  DWTR&J CORP.
     BENEFICIARY:  THE BANK OF TOKYO-MITSUBISHUI, LTD.
     ORIGINAL AMOUNT:  $36,000,000.00
     DATED:  MAY 2, 1997
     RECORDED:  MAY 6, 1997
     RECORDING NO.:  9705060556


                                  (CONTINUED)

SCHEDULE B - PART II CONT.

                                                             POLICY NO. 331042-5


4.   ASSUMPTION AND ASSIGNMENT OF LEASE:

     ASSIGNOR: ERNST HOME CENTER, INC., A DELAWARE CORPORATION
     ASSIGNEE: FADCO, LLC, A DELAWARE LIMITED LIABILITY COMPANY
     DATED:    MARCH 24, 1998
     RECORDED: APRIL 16, 1998
     RECORDING NO.: 9804160363

5.   AGREEMENT AND THE TERMS AND CONDITIONS THEREOF

     BETWEEN:  LCF ASSOCIATES, A WASHINGTON LIMITED PARTNERSHIP
     AND: SIXTH & PIKE ASSOCIATES, A WASHINGTON LIMITED PARTNERSHIP
     DATED:    APRIL 8, 1982
     RECORDED: APRIL 8, 1982
     RECORDING NO.: 8204080464
     PURPOSE:  DEVELOPMENT AND PARKING RIGHTS AGREEMENT

     SAID INSTRUMENT WAS MODIFIED BY AGREEMENT
     DATED:    AUGUST 13, 1982
     RECORDED: AUGUST 24, 1982
     RECORDING NO.: 8208240318

6.   AGREEMENT AND THE TERMS AND CONDITIONS THEREOF

     BETWEEN:  LCF ASSOCIATES, A WASHINGTON LIMITED PARTNERSHIP
     AND: SIXTH & PIKE ASSOCIATES, A WASHINGTON LIMITED PARTNERSHIP
     DATED:    AUGUST 13, 1982
     RECORDED: AUGUST 24, 1982
     RECORDING NO.: 8208240319
     PURPOSE:  ESTOPPEL AGREEMENT


7.   EASEMENT AND CONDITIONS CONTAINED IN DOCUMENT:

     RECORDED: AUGUST 24, 1982
     RECORDING NO.: 8208240320
     FOR: A PERPETUAL NON-EXCLUSIVE EASEMENT UNDER, THE PROPERTY DESCRIBED
          HEREIN FOR THE PERMANENT FOUNDATION FOOTINGS (CAISSONS) REQUIRED FOR CONSTRUCTION OF THE SIXTH & PIKE BUILDING
     AFFECTS: SOUTHEASTERLY 6 FEET EXTENDING TO A DEPTH OF 63 FEET FROM THE SURFACE OF SAID LOT 7


                                  (CONTINUED)

SCHEDULE B - PART II CONT.

                                                        POLICY NO. 331042-5



8.     AGREEMENT AND THE TERMS AND CONDITIONS THEREOF

       BETWEEN:  SUMMIT COMMUNICATIONS
       AND:  LCF ASSOCIATES
       DATED:  JUNE 28, 1994
       RECORDED:  JULY 29, 1994
       RECORDING NO.:  9407292383
       PURPOSE:  CABLE TV RIGHT OF ENTRY AND OPERATING AGREEMENT

9. TERMS, CONDITIONS AND PROVISIONS OF CITY OF SEATTLE ORDINANCE NO. 111635 VACATING PORTIONS OF SIXTH AVENUE AND ALLEY RECORDED UNDER RECORDING
       NO. 8405080995.

10. TERMS, CONDITIONS AND PROVISIONS OF CITY OF SEATTLE ORDINANCE NO. 112275 RELATING TO HISTORIC PRESERVATION OF THE DECATUR BUILDING, RECORDED UNDER RECORDING NO. 8508060574.



                               END OF SCHEDULE B

                                   EXHIBIT D
                                   ---------


               NON-DISTURBANCE, ESTOPPEL AND ATTORNMENT AGREEMENT

     THIS NON-DISTURBANCE, ESTOPPEL AND ATTORNMENT AGREEMENT ("Agreement") is entered into as of this ______ day of _______________, 1998 (the "Execution Date"), between L.C.F. ASSOCIATES, a Washington limited partnership ("Prime Landlord"), and FOCAL COMMUNICATIONS CORPORATION OF WASHINGTON, a Delaware corporation ("Subtenant").


                                   RECITALS
                                   --------

     A. Prime Landlord and Pay `N Save Corporation, a Washington corporation ("Prime Tenant"), entered into a lease agreement dated June 15, 1976 (the "Original Lease") for certain space in the Decatur Building in Seattle, Washington of which the Demised Premises (as defined hereinafter) is a part (the "Building").

     B. The Original Lease has been modified by the Lease Amendment and Understanding dated April 20, 1981, the Lease Amendment dated January 29, 1982, and the Lease Amendment (Number 3) dated May __, 1982. (collectively, the "Lease Amendments").

     C. The Original lease and the Lease Amendments are collectively referred to herein as the "Prime Lease" and are attached hereto as Exhibit "A". The premises leased thereunder are referred to herein as the "Master Premises". Except as otherwise provided, defined terms shall have the same meaning as such terms under the Prime Lease.

     D. On or about October 27, 1989, Ernst Home Center, Inc., a Delaware corporation ("Ernst"), succeeded to all of the right, title and interest of the original Prime Tenant under the Prime Lease, pursuant to that certain Assignment of Lease dated October 27, 1989. By the Assumption and Assignment of Lease dated March 24, 1998 and recorded April 16, 1998 as document No. 980416363 in the records of the County of King, State of Washington, all right, title and interest of Ernst under the Prime Lease was be assigned to FADCO, LLC, a Delaware limited liability company ("Sublandlord").

     E. Sublandlord and Subtenant have entered into that certain sublease ("Sublease") for approximately twenty thousand (20,000) square feet of the approximately one hundred thousand (100,000) square foot premises (the "Demised Premises").

     F. As a condition to Subtenant entering into the Sublease, Prime Landlord and Subtenant must execute this Agreement.

     In consideration of the foregoing recitals, the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                   AGREEMENT:
                                   ---------

     1.  Non-Disturbance and Attornment.  If the Prime Lease is terminated by
         ------------------------------
Prime Landlord due to a default by Sublandlord under the Prime Lease, (i) Subtenant's occupancy of the Premises shall not be disturbed by the Prime Landlord, (ii) Subtenant shall succeed to all of the interests of Sublandlord under the Prime Lease with respect only to the Premises, and Subtenant will be bound to Prime Landlord under all of the terms, covenants and conditions of the Prime Lease except as modified herein and by the Sublease, for the balance of the term thereof remaining (including any subsequent renewals exercised by Subtenant) with the same force and effect as if Subtenant were the Lessee under the Prime Lease, and (iii) Subtenant will attorn to Prime Landlord as its landlord, said attornment to be effective and self-operative immediately upon Subtenant succeeding to the interest of Sublandlord under the Prime Lease without the execution of any further instruments on the part of the parties hereto. The respective rights and obligations of Subtenant and Prime Landlord upon such attornment, to the extent of the then remaining balance of the term of the Prime Lease, shall be and are the same as now set forth therein, it being the intention of the parties to incorporate the Prime Lease in this Agreement by reference with the same force and effect as if set forth at length herein.

     2.  Subtenant and Prime Landlord Not Bound by Certain Acts of Sublandlord.
         ---------------------------------------------------------------------
If Subtenant succeeds to the interest of Sublandlord under the Prime Lease as aforesaid, (i) Subtenant will not be liable to Prime Landlord for any act or omission, including failure to pay rent, of Sublandlord, nor will Subtenant be subject to any claims or defenses which Prime Landlord might have against Sublandlord under the Prime Lease and (ii) Prime Landlord will not be liable to Subtenant for any act or omission of Sublandlord under the Sublease.

     3.  Prime Landlord Estoppel.  Prime Landlord makes the following
         -----------------------
representations:

         a. Prime Landlord delivered possession of the Demised Premises to Sublandlord under the Prime Lease.

         b. Sublandlord has fulfilled all of its duties under the Prime Lease and is not in default under the Prime Lease.

         c. The Prime Lease is in full force and effect and has not been modified, altered or amended, except as set forth herein.

         d. Prime Landlord has no claims or defenses to enforcement of the Prime Lease.

         e. Prime Landlord has approved all assignments and amendments of the Prime Lease referred to in the Recitals.

         f.  Prime Landlord consents to the Sublease.

         g.  The primary term of the Prime Lease expires April 30, 2012.

     4.  Additional Covenants.
         --------------------

         a. Prime Landlord will simultaneously provide Subtenant with copies of all notices of default on the part of Sublandlord under the Prime Lease, and if Prime Landlord intends to use the default as a basis for termination of the Prime Lease. If Sublandlord does not cure such default within the time provided in the Prime Lease, Prime Landlord hereby grants to Subtenant the option to cure the default within an additional ten (10) days from the date Sublandlord's applicable cure period expires.

         b. Prime Landlord acknowledges that Sublandlord, as Lessee under the Prime Lease, has certain rights and remedies in the event of a default by Prime Landlord. In the event Sublandlord has the right to cure a default by Prime Landlord under the Prime Lease, Prime Landlord will accept the cure of such default by Subtenant and Sublandlord may exercise its rights of offset under the Prime Lease.

         c. Prime Landlord consents to Subtenant's signs and alterations, as set forth in the Sublease and reasonable use of the Demised Premises.

         d. Prime Landlord will deliver directly to Subtenant (with copies to Sublandlord) notices of any Common Area costs and expenses, real property taxes, insurance premiums and all other additional rent or charges payable by Sublandlord as Lessee under the Prime Lease, and Prime Landlord agrees to accept payment directly from Subtenant therefor as and when such amounts are required to be paid by Sublandlord under the Prime Lease.

         e. Prime Landlord acknowledges and agrees that its consent shall not be required for any license agreement or "co-location agreement" between Subtenant and any telecommunications customer(s) of Subtenant for the purpose of permitting a telecommunications connection so long as (i) each of Subtenant's customers agrees in writing to comply with all obligations of Subtenant under the Sublease to the extent relating to the portion of the Demised Premises in question and (ii) each such license or co-location agreement is in writing and is consistent with the provisions of the Sublease.

         f. Prime Landlord agrees that so long as Prime Landlord owns the Building, Subtenant shall have quiet and peaceful possession thereof as against any adverse claim of Prime Landlord or any party claiming under Prime Landlord.

         g. Prime Landlord hereby acknowledges its maintenance obligations of certain common areas of the Building as set forth in Article 22 of the Prime Lease.

     5.  Successors and Assigns.  This Agreement and each and every covenant,
         ----------------------
agreement and other provision hereof shall be binding upon and shall insure to the benefit of the parties hereto and their successors and assigns.

     6.  Choice of Law.  This Agreement is made and executed under and in all
         -------------
respects is to be governed and construed by the laws of the State of Washington.

     7.  Captions and Headings.  The captions and headings of the various
         ---------------------
sections of this

Agreement are for convenience only and are not to be construed as confining or limiting in any way the scope or intent of the provisions hereof. Whenever the context requires or permits, the singular and the masculine, feminine and neuter shall be freely interchangeable.

     8.  Notices.  Any notice which any party hereto may desire or may be
         -------
required to give to any other party shall be in writing and the mailing thereof by certified mail or by a nationally recognized overnight courier service, to the addresses as set forth above, or to such other places either party may subsequently by notice in writing designate, shall constitute service of notice hereunder.

     IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be executed as of the date first above written.


                                       Prime Landlord:

                                       L.C.F. ASSOCIATES,
                                       a Washington limited partnership


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       Subtenant:

                                       FOCAL COMMUNICATIONS CORPORATION
                                       OF WASHINGTON,
                                       a Delaware corporation


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

STATE OF______________________)
                              )ss.
COUNTY OF_____________________)



     The foregoing instrument was acknowledged before me this _____ day of ___________, 199___, by ________________________ the _____________________ of
______________________________________ on behalf of Prime Landlord.



                                       ----------------------------------------
                                       Notary Public



STATE OF______________________)
                              )ss.
COUNTY OF_____________________)



     The foregoing instrument was acknowledged before me this _____ day of ___________, 199___, by ______________________ the ______________________ of
________________________________________ on behalf of Subtenant.



                                       -----------------------------------------
                                       Notary Public

                                   Exhibit A

                                   Sublease
                                   --------

                                   Exhibit E

                            (Intentionally deleted)

                                   Exhibit F

                               SUBTENANT'S WORK

                                   Exhibit G

                            CONSTRUCTION PROVISIONS
                            -----------------------

I.   SUBTENANT'S WORK.
     ----------------

     A.   Plans and Specifications.
          ------------------------

          1. Attached as Schedule 1 to this Exhibit G are Subtenant's preliminary plans and specifications ("Preliminary Plans") which describe that certain work to be performed by Subtenant to the Building and the Demised Premises ("Subtenant's Work").

          2. Within forty-five (45) days after the Execution Date, Subtenant, at its sole cost and expense, shall cause its architect and civil engineer to prepare and deliver to Sublandlord for its approval working plans and specifications for the construction of Subtenant's Work (the "Working Plans") in as much detail as is reasonably required for Sublandlord to determine the scope and quality of Subtenant's Work. The Working Plans shall be consistent with the Preliminary Plans. Within ten (10) business days after receipt of the Working Plans, Sublandlord shall either approve the Subtenant's Working Plans or deliver to Subtenant its specific objections to the Working Plans together with its proposed solution to each objection. Sublandlord's approval of the Working Plans shall not be unreasonably withheld, conditioned or delayed, and shall be approved to the extent that such Working Plans are consistent with the Preliminary Plans and provide for improvements of substantially the same quality and type as those constructed in Subtenant's prototypical locations.

          3. If Subtenant and Sublandlord are unable to resolve Sublandlord's and Prime Landlord's objections to the Working Plans or the Final Plans (including, but not limited to, Subtenant's requirements for (i) its HVAC systems and equipment and (ii) its generator for its electrical systems, as reasonably required for Subtenant to conduct its business in the Demised Premises) within thirty (30) days after Subtenant has received notice of the objections (with both parties agreeing to attempt to resolve such differences in good faith), Sublandlord or Subtenant shall have the right, within thirty (30) days thereafter, to terminate this Sublease immediately by giving notice of such termination to the other.

          4. As soon as practicable after Sublandlord's approval of the Working Plans, Subtenant, at its sole cost and expense, shall prepare and deliver to Sublandlord final plans and specifications, based on the approved Preliminary Plans and Working Plans ("Final Plans") covering the items of construction and improvements that were included in the approved Preliminary Plans and the approved Working Plans ("Subtenant's Work").

          5. Subtenant shall as soon as reasonably practicable (i) submit the Final Plans to the appropriate governmental agencies; (ii) seek all necessary approvals and permits; (iii) pay all necessary fees incidental to Subtenant's Work; and (iv) furnish Sublandlord such evidence thereof as is satisfactory to Sublandlord.

          6. Subtenant agrees to process any and all applications required from the city, county and any other governmental authority necessary to obtain the permits required to commence Subtenant's Work in accordance with the Final Plans.

     B.   Standard.
          --------

          Subtenant, using its contractor or contractors, shall construct Subtenant's Work in a good and workmanlike manner, in accordance with the approved Final Plans. At all times until Subtenant's Work shall be completed, Prime Landlord and Sublandlord shall have the right to enter upon the Demised Premises for the purpose of inspecting the same. All Subtenant's Work shall remain a part of the Demised Premises or the Common Areas, as is appropriate, unless and to the extent directed otherwise and (except as otherwise provided in Paragraph 10.3) be surrendered at the end of the Term or earlier termination of this Sublease, at which time the same shall become the property of Sublandlord by Sublandlord.

     C.   Costs and Expenses.
          ------------------

          Except as otherwise provided in Paragraph 5.3, the entire cost and expense of Subtenant's Work shall be borne and paid by Subtenant, and Subtenant shall hold and save Sublandlord and the Demised Premises harmless from any liability whatsoever on account thereof. Before the commencement of Subtenant's Work, Subtenant shall give to Sublandlord written notice thereof specifying the nature and location of the intended work and the expected dates of commencement thereof. Subtenant shall not suffer or permit any mechanics' liens or any other claims or demands arising from Subtenant's Work to be enforced against the Demised Premises or any part thereof, and shall hold Sublandlord free and harmless from any liability for any such liens, claims or demands, together with all costs and expenses in connection therewith. Notwithstanding anything to the contrary contained herein, if Subtenant shall, in good faith, contest the validity of any lien, claim or demand, then Subtenant shall, at its expense, defend itself, Sublandlord and Prime Landlord against the same and shall pay and satisfy any final adverse judgment that may be rendered therein before the enforcement thereof against Sublandlord, Prime Landlord, or the Demised Premises or any part thereof, and Subtenant shall name Sublandlord and Prime Landlord as additional obligee under a surety bond in the amount of said lien, claim or demand to be furnished by Subtenant in the contest proceedings.

     D.   Building Code Compliance and Nonresponsibility of Sublandlord.
          -------------------------------------------------------------

          Sublandlord will not check Subtenant drawings for building code compliance. Approval of the Final Plans by Sublandlord is not a representation that the drawings are in compliance with the requirements of governing authorities, and it shall be Subtenant's responsibility to meet and comply with all federal, state, and local code requirements. Approval of the Final Plans does not constitute assumption of responsibility by Sublandlord or its architect for their accuracy, sufficiency or efficiency, and Subtenant shall be totally responsible for such matters.

II.  CONSTRUCTION OF SUBTENANT'S WORK.
     --------------------------------

     A.   Commencement of Construction.
          ----------------------------

          Subtenant shall commence construction of Subtenant's Work in accordance with the provisions of this Sublease and shall carry such construction to completion with all due diligence.

The failure of Subtenant to comply with procedures and schedules set forth in this Exhibit G, or to commence or complete the construction of the Demised Premises as required, shall have no effect on the commencement of Minimum Monthly Rent.

     B.   General Requirements.
          --------------------

          1. Subtenant shall deliver to Sublandlord, at least five (5) days prior to the commencement of construction, the following information:

               a. The names and addresses of the general, mechanical and electrical contractors Subtenant intends to engage in the construction of the Subtenant's Work;

               b. The date on which Subtenant's construction work will commence, together with the estimated dates of completion of Subtenant's construction and fixturing work;

               c. Evidence satisfactory to Sublandlord of compliance by Subtenant with the insurance requirements hereinafter set forth;

               d. Prior to the commencement of Subtenant's Work, Subtenant shall, at its sole cost and expense, obtain and, if required by Sublandlord, cause its contractor to obtain, and keep in full force throughout the construction of Subtenant's Work:

                    (1) Comprehensive liability insurance as provided in Paragraph 11.1;

                    (2) Worker's compensation coverage as provided in Paragraph 11.1; and

                    (3) "All risks" builders' risk insurance in an amount acceptable to Sublandlord.

                         Such insurance shall comply in all respects with and be subject to the policy form requirements set forth in Paragraph 11.4; and

               e. An itemized statement of estimated construction costs, including architectural, engineering and contractors' fees.

          2. All contractors engaged by Subtenant shall be bondable, licensed by the State of Washington, possess good labor relations, be capable of performing quality workmanship and shall work in harmony with Sublandlord's general contractor and other contractors on the job. All work shall be coordinated with the general project work.

          3. Construction shall comply in all respects with applicable Laws. All required permits, approvals, licenses, authorizations and other permits in connection with the construction and completion of Subtenant's Work including, without limitation, building permits and conditional use permits, shall be obtained and all fees (both one-time and recurring) required in connection with the construction and completion of Subtenant's Work, without limitation, building and conditional use permit fees, school fees and all other fees, whether similar or dissimilar, shall be paid for by Subtenant. Sublandlord shall cooperate in obtaining such permits, to the extent necessary, provided such cooperation is at no expense to Sublandlord.

          4. Subtenant shall apply and pay for all utility services related to Subtenant's Work.

          5. Subtenant shall cause its contractor to provide warranties for not less than one year against defects in workmanship, materials and equipment.

          6. Subtenant's Work shall be subject to the inspection of Sublandlord and its supervisory personnel.

     C.   Sublandlord's Right to Perform Work.
          -----------------------------------

          Sublandlord shall have the right, but not the obligation, to perform, on behalf of and for the account of Subtenant, subject to reimbursement of the cost thereof by Subtenant, any and all of Subtenant's Work which Sublandlord determines, in its reasonable discretion, should be performed immediately and on an emergency basis for the best interest of the Demised Premises including, without limitation, work which pertains to structural components, mechanical, sprinkler and general utility systems, roofing and removal of unduly accumulated construction material and debris.

     D.   Temporary Facilities During Construction.
          ----------------------------------------

          Subtenant shall provide and pay for all temporary utility facilities and the removal of debris, as necessary and required in connection with the construction of Subtenant's Work. Storage of Subtenant's contractors' construction materials, tools, equipment and debris shall be confined to the Demised Premises and in areas which may be designated for such purposes by Sublandlord. In no event shall any material or debris be stored in the malls or service and exit corridors.

     E.   As-Built Drawings.
          ------------------

          Subtenant shall cause "As-Built Drawings" to be delivered to Sublandlord and/or Sublandlord's representative no later than thirty (30) days after the completion of Subtenant's Work.

III. ALTERATIONS.
     -----------

     Subtenant shall not perform any Alterations without the prior written approval of Sublandlord, except as otherwise provided in Paragraph 10.3 of this Sublease. Approval shall be obtained by using the procedure set forth in this Exhibit G; provided, however, the initial date for the delivery of the plans and specifications shall not be thirty (30) days from the date of this Sublease but shall instead be sixty (60) days prior to the date Subtenant desires to commence the Alterations.

The plans and specifications shall consist of the appropriate drawings in relation to the intended Alterations.

                                  Schedule 1
                                  ----------

                        [Subtenant's Preliminary Plans]

                                   EXHIBIT H
                                   ---------

AFTER RECORDING MAIL TO:


Michele A. Jenkins, Esq.
Pircher, Nichols & Meeks
900 North Michigan Avenue
Suite 1200
Chicago, Illinois 60611


MEMORANDUM OF SUBLEASE

FADCO, LLC, a California limited liability company ("Sublandlord") FOCAL COMMUNICATIONS CORPORATION OF WASHINGTON, a Delaware corporation ("Subtenant")

See Page 2 for additional names.

[insert short property description]



--------------------------------------------------------------------------------
                       (Space Above For Recorder's Use)

                            MEMORANDUM OF SUBLEASE


     THIS MEMORANDUM OF SUBLEASE is entered into as of the ___ day of ________________, 1998, between FADCO, LLC, a California limited liability company ("Sublandlord"), and FOCAL COMMUNICATIONS CORPORATION OF WASHINGTON, a Delaware corporation ("Subtenant").

     1. Sublandlord leases to Subtenant and Subtenant leases from Sublandlord that certain improved real property located at 1511 6th Avenue, Floor 3, Seattle, Washington 98101 (the "Demised Premises") as more particularly described on Exhibit A attached hereto and made a part hereof, pursuant to the
             ---------
terms of that certain Sublease between Sublandlord and Subtenant dated ________________, 1998, (the "Sublease"). The Demised Premises are more particularly described in the Sublease. Defined terms used herein have the same meaning ascribed to such terms as set forth in the Sublease, except as otherwise provided.

     2. Sublandlord leases the Demised Premises pursuant to the terms of that certain Lease Agreement dated June 15, 1976 between L.C.F. Associates, as landlord, and Pay `N Save Corporation, as tenant, as amended by the Lease Amendment and Understanding dated April 20, 1981, as amended by the lease Amendment dated January 29, 1982, and as amended by Lease Amendment (Number 3) dated May ___, 1982. [insert recording information of Prime Lease Memorandum]

     3. The initial term of the Sublease commences on the Commencement Date and expires on the last day of the 120th full calendar month thereafter, unless sooner terminated pursuant to the Sublease.

     4. Subtenant has one (1) option to extend the term of the Sublease for five (5) years on the terms set forth in the Sublease, as same may be extended in accordance with the terms of the Sublease.

     5. Pursuant to Paragraph 7.2 of the Sublease, Sublandlord grants to Subtenant those various nonexclusive rights and easements to use the Common Areas which were granted to Sublandlord under the Prime Lease.

     6. This Memorandum of Sublease is subject to all of the terms and conditions set forth in Sublease, which Sublease is incorporated herein by reference and made a part hereof, as though copied verbatim herein. In the event of a conflict between the terms and conditions of this Memorandum of Lease and the terms and conditions of the Sublease, the terms and conditions of the Sublease shall prevail.

     Executed as of the date first above written.

Sublandlord:                              Subtenant:

FADCO, LLC,                               FOCAL COMMUNICATIONS
a California limited liability            CORPORATION OF WASHINGTON, a
company                                   Delaware corporation


By:  Alamo Group, III, LLC,
     a  California limited liability      By
     company                                --------------------------
     Its Member                           Name:
                                               -----------------------
                                          Title:
                                                ----------------------

     By:
        ----------------------
          Donald F. Gaube,
          President

                                ACKNOWLEDGMENT
                                  (SUBTENANT)



STATE OF
        ----------------------
                               SS
COUNTY OF
        ----------------------

     I do hereby certify that on this ___ day of __________, 1998, before me, _________________________, a notary public in and for the County and State aforesaid, and duly commissioned, personally appeared _________________________, known to me to be the _______________ of FOCAL COMMUNICATIONS CORPORATION OF WASHINGTON, a Delaware corporation who, being by me duly sworn, did depose and say that he resides in _____________________________________________; that he is the____________________ of FOCAL COMMUNICATIONS CORPORATION OF WASHINGTON, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is the corporate seal of said corporation; that, on behalf of said corporation and by authority of its bylaws, he signed, sealed and delivered said instrument for the uses and purposes therein set forth, as its and his free and voluntary act; and that he signed his name thereto by like order. In Witness Whereof, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                    -----------------------------------
                                    Notary Public
                                    Name:
                                         ------------------------------
                                    Residing at:
                                                -----------------------

                                                -----------------------

                                    My Commission expires:


                                    -----------------------------------

                                ACKNOWLEDGMENT
                                 (SUBLANDLORD)


STATE OF CALIFORNIA     )
                        )
COUNTY OF CONTRA COSTA  )


     On _________________, 1998, before me, __________________________, personally appeared _____________________, personally known to me as the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


Signature                                          (Seal)
         --------------------------------

                                ACKNOWLEDGMENT
                                 (SUBLANDLORD)


STATE OF CALIFORNIA     )
                        )
COUNTY OF CONTRA COSTA  )


     On _________________, 1998, before me, __________________________, personally appeared _____________________, personally known to me as the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


Signature                                          (Seal)
         --------------------------------